                     [NATIONWIDE PROVIDENT(SM) LETTERHEAD]


February 2003


Dear Valued Customer,


We are pleased to send you the updated annual report for one of the underlying fund subaccounts in your variable life insurance policy or your variable annuity contract. In additional mailings, you will also receive the annual reports of the other insurance product funds in which you have invested. The investments available through your variable policies or contracts are managed by some of the best fund management companies in the country.

Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America are leaders in the variable product marketplace. Our corporate mission is to market high-quality insurance, retirement, and investment products that help satisfy your needs for protection, asset accumulation, and preservation of wealth over the course of a long-term relationship with the Company. Our financial strength enables us to offer a variety of financial products and services to help you meet your changing needs as you move through the various stages of your life.

We value you as a client and thank you for your continued support and confidence in Nationwide Provident and the products we offer. If you have a question about your policy or the enclosed material, please contact your local agent or our Customer Service Center at 1-800-688-5177. Thank you for your business.


Sincerely,

/s/ Gary D. McMahan

Gary D. McMahan
President and Chief Operating Officer

--------------------------------------------------------------------------------
To Our Variable Life Policyholders and Variable Annuity Contractholders:
--------------------------------------------------------------------------------

We are pleased to send you the 2002 Annual Report for the Market Street Fund, All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, Balanced, International, Mid Cap Growth, Balanced, and Bond Portfolios.

Economic and Investment Overview

The U.S. economy grew at an estimated 2.4% annual rate in 2002, however, the S&P 500 Index(1) (the "S&P 500") suffered its third consecutive annual loss, the first time that has happened since 1941. The market decline surprised most market strategists, who had projected improved market conditions. Several blows derailed equity market performance. Investors lost confidence in corporate management and reporting in the wake of WorldCom's disclosure of accounting fraud. The market's performance also suffered from growing geopolitical risks, sluggish U.S. corporate profits, and weaker-than-expected overseas economic growth, particularly in Europe and Japan.

Global equity markets rallied during the fourth quarter driven by improving corporate profits, attractive stock valuations, and greater investor confidence in the viability of an economic recovery. Monetary stimulus from the Federal Reserve Bank and the European Central Bank helped fuel the rally. Stock prices pulled back in December, although the late-year rally produced strong, positive results from equities. For quarter-ended December 31, 2002, the S&P 500 rose 8.44%, the S&P/IFC Emerging Markets Composite Index(1) gained 9.50%, and the NASDAQ 100 (price only) Index(1) advanced 18.24%.

The year ended on a high note as the Fixed Income markets rallied substantially during December. This rally was felt in all parts of the yield curve as yield on a 30-year treasury rose almost 6.0 basis points, the 10-year rose over 4 basis points and the 5-year gained almost 3 points. The Lehman Brothers Aggregate Bond Index(1), a benchmark of high-quality bonds, gained 1.57% during the period.

Economic and Financial Outlook

We expect world economic growth to expand by 2.9% in 2003. This is a slight improvement over 2002, when estimated growth was up only 2.6% (actual fourth-quarter numbers have not yet been released).

The U.S. economy is likely to grow at around the same 2.4% rate as in 2002. Meanwhile, however, it seems likely that capital spending will increase, in part due to improving corporate profits, balance sheets and cash flows as well as low interest rates. Companies need to increase their capital spending to replace rapidly depreciating equipment and to improve productivity in this intensely competitive global marketplace. In fact, there is evidence that capital spending began to rebound during 2002: The Bureau of Economic Analysis' third-quarter Gross Domestic Product(2) ("GDP") growth reports shows that equipment and software spending rose 3.3% year-over-year during the second quarter of 2002, and 6.7% during the third quarter.

On the other hand, consumer spending may moderate due to tighter labor conditions as companies continue to focus on cutting costs. Wage increases may be smaller, with fewer new jobs. Slower housing appreciation and a decline in mortgage refinancing may also hurt consumer spending. While President Bush's tax cuts may help to offset such declines, we feel his policies appear to promote long-term growth rather than immediate economic stimulus. What's more, any economic benefit from federal fiscal policies may be muted by state and local government tax increases as these entities struggle with budget deficits.

On balance, we look for moderate earnings growth in the United States, fueled by higher unit volume growth, greater productivity, and lower costs (including lower labor and energy expenses). The improving economic environment should boost the performance of cyclical sectors such as industrials and information technology. Meanwhile, price-to-earnings ratios(2) have fallen sharply, reducing investment risk. The S&P 500 at the end of 2002 traded at 17.1 times anticipated earnings, versus 24.4 a year earlier. Valuations are not yet cheap relative to historical averages, although they have become more reasonable -- especially given the low level of interest rates. The combination of stronger earnings and valuations that are more reasonable suggest improved results for equities this year. Low yields of cash and bonds suggest that those asset classes will deliver only moderate returns in those sectors of the financial market.

International Outlook

Continental Europe has been plagued by slow growth, which we expect to continue, primarily due to tighter fiscal and monetary policies than those in the United States and the United Kingdom and a strong euro, which reduces exports. That said, we expect the European Central Bank ("ECB") to lower interest rates during 2003, which should stimulate growth. The ECB plans to review its monetary policy goals and could change its focus toward more growth with less emphasis on controlling inflation. Japan continues to suffer from deflation, low consumer confidence and reduced spending as well as non-performing loans. Growth in that country will be subdued until Japanese policymakers deal with these issues. We expect moderate growth from equities in the United Kingdom, continental Europe, and Japan.

Emerging Markets should generate stronger economic growth and relatively strong stock market returns. Asia is benefiting from increased trading activity with a vibrant Chinese economy, as well as the outsourcing of manufacturing to low-cost firms in the region. Brazil and Mexico should drive growth in Latin America. Brazil's currency last year fell sharply due to concerns about its presidential candidate's fiscal responsibility and its ability to meet debt payments. Brazil's market surged during the fourth quarter, as investors became more comfortable with the new president, who appointed a new economic team. Brazil's more stable political landscape should strengthen its currency, lowering its debt and financing costs. Mexico, with its significant oil reserves, should benefit from the rising price of oil. We feel Mexico, a major exporter to the United States, should also benefit from higher U.S. economic growth during 2003.

War with Iraq

We have developed three projections with respect to a war with Iraq. We think there is roughly a 30% chance that there will be no war; a 55% chance that there will be a short war; and a 15% chance of an extended war. Our best estimate is that any military action would not begin until the spring of this year. If a war does not occur, or if it is short-lived, markets could rally significantly, given the amount of risk that is already priced into the market.

By contrast, a prolonged war with Iraq could disrupt investor confidence, increase the U.S. budget deficit, and consume valuable resources. There might also be a rapid and deep drop in the value of the U.S. dollar, reducing foreigners' attraction to U.S. markets. Regardless of political or economic events, we believe that long-term investors can benefit from diversified portfolios that include exposure to stocks, bonds, and cash investments. Such a portfolio can help to minimize losses during difficult periods, while maintaining the potential to participate in the long-term growth of the global economy and the world's financial markets.

Review of Portfolio Performance

The performance of each Portfolio is detailed on the following pages. Bear in mind that the advisors of the Portfolios of the Market Street Fund do not engage in market timing. Rather than try to bet on the direction of the financial markets -- an extremely risky business -- they attempt to add value by security or sector selection in accordance with the Portfolio's investment objectives and policies as specified in the Fund prospectus. Their performance should be judged relative to the performance of appropriate benchmarks.

Thank you for the opportunity to serve you during the past year. We look forward to helping you to pursue your financial goals in the years ahead.

/s/ Gerald J. Holland
Gerald J. Holland
President
Market Street Fund

(1) The Standard & Poor's 500 Index ("S&P 500") is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The S&P/IFC Emerging Markets Composite Index is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. The NASDAQ 100 (price only) Index is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. The Lehman Brothers Aggregate Bond Index is market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The Price-to-earnings ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The Gross Domestic Product (GDP) is the measure of the total market value of all final goods and services produced in a country in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The All Pro Broad Equity Portfolio posted a total return of -23.20% during the 12 months ended December 31, 2002. That compared to the -20.86% return for the Wilshire 5000 Index.

     The Portfolio's broad-based equity portfolio includes four portfolio segments managed by the various subadvisors:

MANAGER (STYLE)                                APPROXIMATE PORTFOLIO %
---------------                                -----------------------
Alliance Capital (large-cap growth)                       41%
Sanford Bernstein (large-cap value)                       44%
Husic Capital Management (small-cap growth)                7%
Reams Asset Management (small-cap value)                   8%
                                                         ---
Total portfolio                                          100%

     Stocks declined during most of the period before rebounding early in the fourth quarter. The market's overall decline reflected continued concerns about corporate malfeasance, weak profits, and the potential for war and political instability in the Middle East. The market thus posted its third consecutive annual loss for the first time since 1939-1941.

     The large cap growth portion of the portfolio lagged the Russell 1000 Growth Index(1) after outperforming it during the first two years of the bear market. The more recent performance reflected poor showings in a handful of important holdings, including Tyco International and Tenet Healthcare. The Fund continued to invest in industry leaders with strong long-term prospects. Such firms' shares did not keep pace with the lower-quality, more speculative issues that led the fourth-quarter rally.

     The large-cap value portion of the portfolio outpaced the Russell 1000 Value Index(1), thanks to strong stock selection, especially in financial services, consumer cyclicals and energy. Stock selection in the financial services area was the biggest contributor to performance. Wachovia, Golden West, Bank of America, Regions Financial and Charter One Financial all delivered strong positive returns. Holdings such as Fortune Brands and Liz Claiborne in the consumer cyclical sector also performed well. Our underweighting of the technology and the consumer growth sectors paid off. Stock selection in the utility sector hurt returns.*

     Among small cap growth stocks, the Portfolio during the first half of the year increased its exposure to the consumer discretionary sector, while underweighting health care due to concerns about potential health-care reforms that could hurt the sector's prospects. During the second half, however, the Portfolio's small-cap growth portfolio reduced exposure to consumer discretionary and consumer staples stocks, while increasing exposure to technology, producer durables, and health-care shares.*

     Finally, the Portfolio's stake in small cap value stocks was underweight in defensive sectors, such as REITs, finance, and utilities, which performed well amidst economic weakness and uncertainty. This portion of the Portfolio was overweight in more cyclical sectors such as materials & processing, producer manufacturing, and industrial services. These sectors were particularly hard hit when it became apparent that the economy would not stage a strong recovery in 2002.

     The outlook for the coming year remains uncertain. Short-term disappointments in corporate earnings announcements or industry data continue to have devastating effects on the returns of individual securities, and may continue to do so in the near future. However, falling valuations, low interest rates and inflation and the potential for modest economic growth may be creating attractive opportunities for long-term investors with the ability to stick to proven investment strategies across the market.

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                   APPROXIMATE PORTFOLIO%
-------                                                   ----------------------
Banks                                                                10%
Drugs & Health Care                                                   9%
Finance                                                               8%
Communications                                                        7%
Retail Merchandising                                                  7%

                         ALL PRO BROAD EQUITY PORTFOLIO

[Line Graph]

                                                          FUND                    WILSHIRE 5000                  S&P 500
                                                          ----                    -------------                  -------
92                                                      10000.00                    10000.00                    10000.00
93                                                      11021.00                    11128.00                    10999.00
94                                                      11284.00                    11121.00                    11143.00
95                                                      14715.00                    15175.00                    15313.00
96                                                      17595.00                    18393.00                    18847.00
97                                                      21875.00                    24149.00                    25135.00
98                                                      24873.00                    29807.00                    32319.00
99                                                      25615.00                    36829.00                    39120.00
00                                                      28086.00                    32817.00                    35558.00
01                                                      24478.00                    29216.00                    31332.00
02                                                      18799.00                    23122.00                    24406.00

                          Average Annual Total Return
                            As of December 31, 2002

  1 Year   5 Year   10 Year
  -------  ------   -------
  -23.20%  -2.99%   6.52%

                     Past performance is not predictive of future results.

     The Wilshire 5000 Index is a market-cap weighted index, which tracks the performance of over 6,500 publicly traded U.S. stocks, and the S&P 500 Index tracks the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered to be a measure of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) The Russell 1000 Growth Index and the Russell 1000 Value Index are unmanaged indices which measures the performance of individual securities found in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values and with a less-than-average growth orientation and low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values, respectively.

* Portfolio composition is subject to change.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%
Aerospace & Defense -- 0.9%
  (b)Aeroflex, Inc..........................................           53,927       $    372,096
  (b)DRS Technologies, Inc..................................            8,429            264,081
  United Industrial Corp. ..................................           12,800            204,800
  United Technologies Corp. ................................            5,100            315,894
  (b)Veridian Corp..........................................           10,346            220,784
                                                                                    ------------
                                                                                       1,377,655
                                                                                    ------------
Apparel -- 0.8%
  Liz Claiborne, Inc. ......................................           18,800            557,420
  VF Corp. .................................................           16,600            598,430
                                                                                    ------------
                                                                                       1,155,850
                                                                                    ------------
Automobiles -- 0.2%
  Ford Motor Co. ...........................................            5,100             47,430
  General Motors Corp. .....................................            5,900            217,474
                                                                                    ------------
                                                                                         264,904
                                                                                    ------------
Automotive -- 1.3%
  Harley-Davidson, Inc. ....................................           43,300          2,000,460
                                                                                    ------------
Automotive & Equipment -- 1.7%
  Autoliv, Inc. ............................................           15,600            326,508
  Dana Corp. ...............................................           31,700            372,792
  Genuine Parts Co. ........................................           21,200            652,960
  Goodyear Tire & Rubber Co. ...............................           12,600             85,806
  (b)Lear Corp..............................................           10,900            362,752
  Magna International, Inc. ................................            6,000            336,900
  (b)United Auto Group, Inc.................................           29,233            364,536
                                                                                    ------------
                                                                                       2,502,254
                                                                                    ------------
Banks -- 9.8%
  AmSouth Bancorp...........................................           37,200            714,240
  Bank of America Corp. ....................................           33,300          2,316,680
  Bank One Corp. ...........................................           62,300          2,277,065
  Brookline Bancorp, Inc. ..................................           14,300            170,170
  Colonial BancGroup, Inc. .................................           16,100            192,073
  Comerica, Inc. ...........................................            9,800            423,752
  Commercial Federal Corp. .................................            7,700            179,795
  Golden West Financial Corp. ..............................           10,100            725,281
  J.P. Morgan Chase & Co. ..................................           19,000            456,000
  KeyCorp. .................................................           23,000            578,220
  (b)Local Financial Corp...................................           13,900            203,635
  National City Corp. ......................................           29,000            792,280

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  Regions Financial Corp. ..................................           19,000       $    633,840
  Sovereign Bancorp, Inc. ..................................           13,700            192,485
  SunTrust Banks, Inc. .....................................            3,900            221,988
  U.S. Bancorp..............................................           55,796          1,183,991
  UCBH Holdings, Inc. ......................................           11,900            505,155
  Union Planters Corp. .....................................           16,200            455,868
  Wachovia Corp. ...........................................           40,600          1,479,464
  Wells Fargo Co. ..........................................           15,600            731,172
                                                                                    ------------
                                                                                      14,433,154
                                                                                    ------------
Beverages -- 0.6%
  Anheuser-Busch Companies, Inc. ...........................           18,000            871,200
                                                                                    ------------
Broadcasting & Publishing -- 0.2%
  Banta Corp. ..............................................            8,900            278,303
                                                                                    ------------
Building & Building Supplies -- 1.4%
  Clayton Homes, Inc. ......................................           29,000            353,220
  (b)Dycom Industries, Inc..................................           23,300            308,725
  KB Home...................................................            9,300            398,505
  (b)NCI Building Systems, Inc..............................           12,700            277,114
  Texas Industries, Inc. ...................................           12,400            301,320
  (b)WCI Communities, Inc...................................           18,623            189,955
  York International Corp. .................................            9,400            240,358
                                                                                    ------------
                                                                                       2,069,197
                                                                                    ------------
Business & Consumer Services -- 1.8%
  (b)Affiliated Computer Services, Inc......................            9,600            505,440
  Black Box Corp. ..........................................            5,700            255,360
  (b)CDI Corp...............................................            4,100            110,618
  First Data Corp. .........................................           12,400            439,084
  (b)Fiserv, Inc............................................            8,000            271,600
  (b)Kroll, Inc.............................................           12,734            242,965
  (b)Maximus, Inc...........................................           13,500            352,350
  (b)MPS Group, Inc.........................................           48,400            268,136
  (b)TMP Worldwide, Inc.....................................           19,409            219,516
                                                                                    ------------
                                                                                       2,665,069
                                                                                    ------------
Business Services -- 0.1%
  (b)Overture Services, Inc.................................            7,419            202,613
                                                                                    ------------
Chemicals -- 0.1%
  Tredegar Industries, Inc. ................................            6,600             99,000
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals & Allied Products -- 2.3%
  Albemarle Corp. ..........................................            9,400       $    267,430
  Cabot Corp. ..............................................           17,400            461,796
  Dow Chemical Co. .........................................            3,200             95,040
  Du Pont (E.I.) de Nemours & Co. ..........................           13,900            589,360
  Eastman Chemical Co. .....................................           11,800            433,886
  Ferro Corp. ..............................................           10,200            249,186
  (b)FMC Corp...............................................            7,100            193,972
  Lubrizol Corp. ...........................................           13,900            423,950
  Millennium Chemicals, Inc. ...............................           15,200            144,704
  Praxair, Inc. ............................................            4,100            236,857
  Spartech Corp. ...........................................           15,000            309,450
                                                                                    ------------
                                                                                       3,405,631
                                                                                    ------------
Communications -- 7.2%
  (b)Andrew Corp............................................           21,900            225,132
  (b)AOL Time Warner, Inc...................................            7,700            100,870
  AT&T Corp. ...............................................            5,500            143,605
  (b)AT&T Wireless Services, Inc............................           35,100            198,315
  BellSouth Corp. ..........................................           17,700            457,899
  (b)Comcast Corp., Class A, Non-Voting.....................            8,896            209,679
  (b)Comcast Corp., Special Class A, Non-Voting.............           75,600          1,707,804
  (b)Corning, Inc...........................................          135,700            449,167
  (b)Covad Communications Group, Inc........................          118,678            111,557
  (b)Cox Communications, Inc., Class A......................           22,400            636,160
  (b)Dobson Communications Corp.............................           11,181             24,710
  (b)Liberty Media Corp. Series A...........................            8,100             72,414
  (b)Nortel Networks Corp...................................          369,000            594,090
  (b)Qwest Communications International, Inc................           76,400            382,000
  (b)Radio One, Inc.........................................           13,713            200,484
  (b)Regent Communications, Inc.............................           24,200            143,022
  SBC Communications, Inc. .................................           43,800          1,187,418
  Sprint Corp. .............................................           32,600            472,048
  Verizon Communications, Inc. .............................           31,700          1,228,375
  (b)Viacom, Inc. Class B...................................           50,900          2,074,684
                                                                                    ------------
                                                                                      10,619,433
                                                                                    ------------
Computers -- 3.9%
  (b)Cisco Systems, Inc.....................................           76,000            995,600
  (b)Dell Computer Corp.....................................           70,900          1,895,866
  Hewlett Packard Co. ......................................           69,100          1,199,576
  International Business Machines Corp. ....................            9,700            751,750
  (b)Quantum Corp. - DLT & Storage Systems Group............           32,100             85,707

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers (Continued)
  (b)Silicon Graphics, Inc..................................           58,056       $     65,603
  (b)Veritas Software Corp..................................           52,500            820,050
                                                                                    ------------
                                                                                       5,814,152
                                                                                    ------------
Consumer Products -- 3.9%
  Avon Products, Inc. ......................................           22,100          1,190,527
  Black & Decker Corp. .....................................            7,200            308,808
  Colgate-Palmolive Co. ....................................           19,400          1,017,142
  Fortune Brands, Inc. .....................................           14,700            683,697
  The Procter & Gamble Co. .................................           23,900          2,053,966
  Whirlpool Corp. ..........................................           10,100            527,422
                                                                                    ------------
                                                                                       5,781,562
                                                                                    ------------
Diversified Production -- 0.8%
  Danaher Corp. ............................................           18,100          1,189,170
                                                                                    ------------
Drugs & Health Care -- 8.7%
  Abbott Laboratories.......................................            3,600            144,000
  (b)Amerigroup Corp........................................           16,303            494,144
  Bristol-Myers Squibb Co. .................................            7,200            166,680
  Cardinal Health, Inc. ....................................           36,950          2,187,071
  Datascope Corp. ..........................................            4,900            121,525
  (b)Forest Laboratories, Inc...............................            5,300            520,566
  (b)Health Net, Inc........................................           22,700            599,280
  (b)Humana, Inc............................................           22,900            229,000
  Johnson & Johnson.........................................           49,300          2,647,902
  Merck & Co., Inc. ........................................            9,500            537,795
  Pfizer, Inc. .............................................           95,600          2,922,491
  (b)Priority Healthcare Corp. Class B......................           13,735            318,652
  (b)RehabCare Group, Inc...................................            9,500            181,260
  UnitedHealth Group, Inc. .................................            6,700            559,450
  (b)Wellpoint Health Networks, Inc.........................           14,100          1,003,356
  Wyeth.....................................................            8,800            329,120
                                                                                    ------------
                                                                                      12,962,292
                                                                                    ------------
Electronics -- 2.6%
  Avnet, Inc. ..............................................            2,900             31,407
  (b)Cray, Inc..............................................           16,288            124,929
  CTS Corp. ................................................           18,000            139,500
  (b)Flextronics International Ltd..........................           73,000            597,870
  General Electric Co. .....................................           59,400          1,446,390
  Hubbell, Inc. Class B.....................................           11,800            414,652
  Johnson Controls, Inc. ...................................            2,100            168,357

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics (Continued)
  (b)Skyworks Solutions, Inc................................           43,887       $    378,306
  Texas Instruments, Inc. ..................................           21,200            318,212
  (b)Thomas & Betts Corp....................................           15,400            260,260
                                                                                    ------------
                                                                                       3,879,883
                                                                                    ------------
Energy -- 0.8%
  Alliant Energy Corp. .....................................           12,700            210,185
  Massey Energy Co. ........................................           21,000            204,120
  Puget Energy, Inc. .......................................            4,900            108,045
  (b)Reliant Resources, Inc.................................            5,700             18,240
  Valero Energy Corp. ......................................           11,900            439,586
  Westar Energy, Inc. ......................................           15,600            154,440
                                                                                    ------------
                                                                                       1,134,616
                                                                                    ------------
Entertainment -- 0.1%
  Walt Disney Co. ..........................................            9,900            161,469
                                                                                    ------------
Finance -- 7.7%
  Citigroup, Inc. ..........................................          135,300          4,761,207
  (b)FirstFed Financial Corp................................            8,000            231,600
  FleetBoston Financial Corp. ..............................           31,456            764,381
  Lehman Brothers Holdings, Inc. ...........................           10,300            548,887
  MBNA Corp. ...............................................          106,100          2,018,022
  Merrill Lynch & Co. ......................................            9,900            375,705
  Morgan Stanley Dean Witter & Co. .........................           40,600          1,620,752
  Washington Mutual, Inc. ..................................           29,100          1,004,823
  Waypoint Financial Corp. .................................            9,100            161,980
                                                                                    ------------
                                                                                      11,487,357
                                                                                    ------------
Finance -- Investment & Other -- 1.7%
  Fannie Mae................................................           20,580          1,323,911
  Freddie Mac...............................................           19,600          1,157,380
                                                                                    ------------
                                                                                       2,481,291
                                                                                    ------------
Food & Food Distributors -- 1.7%
  Archer-Daniels Midland Co. ...............................           43,050            533,820
  ConAgra, Inc. ............................................           31,500            787,815
  Sara Lee Corp. ...........................................           28,500            641,535
  Sensient Technologies Corp. ..............................            8,800            197,736
  Tyson Foods, Inc. ........................................           30,400            341,088
                                                                                    ------------
                                                                                       2,501,994
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Home Furnishings -- 0.4%
  Ethan Allen Interiors, Inc. ..............................            6,700       $    230,279
  (b)Furniture Brands International, Inc....................           13,700            326,745
                                                                                    ------------
                                                                                         557,024
                                                                                    ------------
Industrial Diversified -- 0.2%
  Sherwin-Williams Co. .....................................           12,600            355,950
                                                                                    ------------
Insurance -- 5.4%
  Aetna, Inc. ..............................................           15,400            633,248
  Allstate Corp. ...........................................           19,700            728,703
  American International Group, Inc. .......................           60,500          3,499,924
  Aon Corp. ................................................           19,400            366,466
  Chubb Corp. ..............................................            8,800            459,360
  Cigna Corp. ..............................................           10,100            415,312
  MBIA, Inc. ...............................................            1,900             83,334
  MetLife, Inc. ............................................           20,400            551,616
  MGIC Investment Corp. ....................................            8,700            359,310
  (b)ProAssurance Corp......................................            9,400            197,400
  Torchmark Corp. ..........................................           14,800            540,644
  (b)Travelers Property Casualty Corp. Class A..............            2,778             40,698
  (b)Travelers Property Casualty Corp. Class B..............            5,707             83,608
                                                                                    ------------
                                                                                       7,959,623
                                                                                    ------------
Internet Service Providers -- 0.2%
  (b)Earthlink, Inc.........................................           46,872            255,452
                                                                                    ------------
Machinery & Instrumentation -- 0.4%
  (b)Joy Global, Inc........................................           21,300            239,838
  Snap-On, Inc. ............................................           10,900            306,399
                                                                                    ------------
                                                                                         546,237
                                                                                    ------------
Manufacturing -- 1.4%
  Belden, Inc. .............................................           10,300            156,766
  Cooper Industries, Inc. ..................................            8,700            317,115
  Hon Industries, Inc. .....................................           10,100            285,628
  JLG Industries, Inc. .....................................           29,400            221,382
  (b)Kemet Corp.............................................           21,300            186,162
  Precision Castparts Corp. ................................            9,600            232,800
  Quanex Corp. .............................................            4,900            164,150
  (b)Smurfit-Stone Container Corp...........................           35,100            540,224
                                                                                    ------------
                                                                                       2,104,227
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical & Medical Services -- 1.4%
  (b)Amgen Corp.............................................           24,700       $  1,193,998
  Health Management Associates, Inc., Class A...............           52,500            939,750
                                                                                    ------------
                                                                                       2,133,748
                                                                                    ------------
Medical Equipment & Supplies -- 1.6%
  (b)Boston Scientific Corp.................................           14,600            620,792
  Medtronic, Inc. ..........................................           38,400          1,751,040
                                                                                    ------------
                                                                                       2,371,832
                                                                                    ------------
Office Equipment & Supplies -- 0.2%
  (b)Moore Corp. Ltd........................................           24,529            223,214
                                                                                    ------------
Oil & Gas -- 5.4%
  Ashland, Inc. ............................................           13,600            388,008
  Baker Hughes, Inc. .......................................            6,400            206,016
  ChevronTexaco Corp. ......................................           12,400            824,352
  ConocoPhillips............................................           17,456            844,696
  (b)Evergreen Resources, Inc...............................            8,585            385,037
  Exxon Mobil Corp. ........................................           96,600          3,375,203
  (b)Grand Prideco, Inc.....................................           16,317            189,930
  Noble Energy, Inc. .......................................            9,600            360,480
  Occidental Petroleum Corp. ...............................           23,600            671,420
  (b)Patterson-UTI Energy, Inc..............................            7,804            235,447
  (b)Tom Brown, Inc.........................................           11,505            288,776
  Vectren Corp. ............................................           13,000            299,000
                                                                                    ------------
                                                                                       8,068,365
                                                                                    ------------
Oil Equipment & Services -- 0.3%
  Rowan Cos., Inc. .........................................           21,600            490,320
                                                                                    ------------
Paper & Forest Products -- 1.0%
  Georgia-Pacific Corp. ....................................           25,525            412,484
  International Paper Co. ..................................            6,300            220,311
  MeadWestvaco Corp. .......................................           17,850            441,074
  Temple Inland, Inc. ......................................           10,000            448,100
                                                                                    ------------
                                                                                       1,521,969
                                                                                    ------------
Paper & Related Products -- 0.1%
  (b)Buckeye Technologies, Inc..............................           26,900            165,435
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 1.5%
  Burlington Northern Santa Fe Corp. .......................           22,100       $    574,821
  Norfolk Southern Corp. ...................................           35,200            703,648
  Union Pacific Corp. Series A..............................           15,400            921,998
                                                                                    ------------
                                                                                       2,200,467
                                                                                    ------------
Restaurants -- 0.1%
  McDonald's Corp. .........................................            6,200             99,696
                                                                                    ------------
Retail -- 0.4%
  TJX Cos., Inc. ...........................................           29,700            579,744
                                                                                    ------------
Retail Food Chains -- 0.1%
  (b)IHOP Corp..............................................            7,800            187,200
                                                                                    ------------
Retail Merchandising -- 6.7%
  (b)1-800-Flowers.Com, Inc.................................           28,042            175,263
  (b)Bed Bath & Beyond, Inc.................................           19,900            687,147
  Casey's General Stores, Inc. .............................           27,700            338,217
  (b)Casual Male Retail Group, Inc..........................           74,762            289,329
  (b)Champion Enterprises, Inc..............................           71,300            203,205
  (b)Federated Department Stores, Inc.......................           15,800            454,408
  (b)Gamestop Corp. Class A.................................           18,172            178,086
  Home Depot, Inc. .........................................           36,200            867,352
  (b)Kohl's Corp............................................           32,300          1,807,185
  Leggett & Platt, Inc. ....................................           26,000            583,440
  May Department Stores Co. ................................            9,700            222,906
  Sears, Roebuck & Co. .....................................           18,500            443,075
  Supervalu, Inc. ..........................................           28,600            472,186
  Tiffany & Co. ............................................            6,300            150,633
  (b)Tommy Hilfiger Corp. ..................................           22,700            157,765
  Wal-Mart Stores, Inc. ....................................           38,000          1,919,379
  Walgreen Co. .............................................           27,800            811,482
  (b)West Marine, Inc. .....................................           13,650            186,869
                                                                                    ------------
                                                                                       9,947,927
                                                                                    ------------
Semiconductors -- 2.1%
  (b)Altera Corp. ..........................................           30,900            381,306
  Intel Corp. ..............................................           89,800          1,398,186
  Maxim Integrated Products, Inc. ..........................           20,900            690,536
  (b)Varian Semiconductor Equipment, Inc. ..................           11,050            262,559
  (b)Vitesse Semiconductor Corp. ...........................          182,729            399,263
                                                                                    ------------
                                                                                       3,131,850
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 3.4%
  (b)Kana Software, Inc. ...................................           25,800       $     50,826
  (b)Microsoft Corp. .......................................           55,800          2,884,861
  (b)MSC Software Corp. ....................................           22,200            171,384
  (b)PeopleSoft, Inc. ......................................           22,900            419,070
  (b)Secure Computing Corp. ................................           28,828            184,787
  (b)SRA International, Inc. Class A........................           13,201            357,615
  (b)United Online, Inc. ...................................           42,389            675,723
  (b)Verity, Inc. ..........................................           23,988            321,223
                                                                                    ------------
                                                                                       5,065,489
                                                                                    ------------
Technology -- 1.2%
  (b)BE Aerospace, Inc. ....................................           32,100            116,844
  (b)Credence Systems Corp. ................................           17,600            164,208
  (b)Ingram Micro, Inc. Class A.............................           33,200            410,020
  (b)Lexar Media, Inc. .....................................           43,872            275,077
  (b)Micrel, Inc. ..........................................           47,876            429,927
  (b)Tech Data Corp. .......................................           14,300            385,528
                                                                                    ------------
                                                                                       1,781,604
                                                                                    ------------
Tobacco -- 0.8%
  Philip Morris Cos., Inc. .................................           27,500          1,114,575
                                                                                    ------------
Transportation -- 0.3%
  (b)Arkansas Best Corp. ...................................            6,700            174,073
  U.S. Freightways Corp. ...................................            9,300            267,375
                                                                                    ------------
                                                                                         441,448
                                                                                    ------------
Utilities -- 2.0%
  Ameren Corp. .............................................           11,200            465,584
  American Electric Power Co. ..............................           17,500            478,275
  Cinergy Corp. ............................................           17,000            573,240
  CMS Energy Corp. .........................................           17,500            165,200
  Consolidated Edison, Inc. ................................           16,700            715,094
  Entergy Corp. ............................................            3,200            145,888
  PP&L Corp. ...............................................           12,000            416,160
  Xcel Energy, Inc. ........................................            4,700             51,700
                                                                                    ------------
                                                                                       3,011,141
                                                                                    ------------
    TOTAL COMMON STOCKS.....................................                         143,653,046
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $2,519,826 (Fully collaterialized by
    Fannie Mae, Fannie Mae Adjustable Rate Mortgage & Ginnie
    Mae Adjustable Rate Mortgage Securities, Market Value
    $2,595,224).............................................       $2,519,634       $  2,519,634
                                                                                    ------------
    TOTAL REPURCHASE AGREEMENT..............................                           2,519,634
                                                                                    ------------
SHORT TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................        1,529,506          1,529,506
                                                                                    ------------
    TOTAL SHORT TERM INVESTMENTS............................                           1,529,506
                                                                                    ------------
    (a)TOTAL INVESTMENTS -- 99.6% (COST $175,568,375).......                         147,702,186
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...............                             548,958
                                                                                    ------------
NET ASSETS -- 100.0%........................................                        $148,251,144
                                                                                    ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     For the year, the All Pro Large Cap Growth Portfolio slightly underperformed its benchmark with a total return of -28.11% compared to the Wilshire Large Growth Index return of -21.89%.

     The following two sub-advisors perform day-to-day management of the Portfolio and utilize a large-cap growth orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Geewax Terker & Co.                                                 50%
Alliance Capital                                                    50%
                                                                   ---
Total portfolio                                                    100%

     The stock market witnessed its third losing year in a row. Investors continued to be overwhelmed by the threat of war, deflationary fears, further questions of earnings creditability and weakening consumer spending. However, stocks that had negative earnings surprise were not particularly punished which was a modest detraction for the year. Stock selection had a neutral impact to your Portfolio for the year. Strong performance within consumer discretionary and health care sectors were counterbalanced by weak performance within consumer staples and telecom sectors. In consumer discretionary, retailer's such as Wal-Mart Stores, Inc., and Lowe's Cos., were standout performers and rewarded for market share gains at the expense of other grocery stores and Home Depot, Inc. In health care, strong pricing trends benefited holdings in health maintenance organizations, such as, UnitedHealth Group, Inc., and Wellpoint Health Networks. The main detraction from the consumer staples sector was holdings in PepsiCo, Inc., which suffered as their snacks division experienced decelerating growth. Finally, within the telecom sector, holdings in regional bell operating companies, such as, Verizon and Bellsouth declined due to decelerating revenues.*

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Drugs & Health Care                                                16%
Retail Merchandising                                                9%
Finance                                                             8%
Computers                                                           7%
Software                                                            6%

     We believe that 2003 does not look like a strong year for top line growth, however, companies showing the ability to strengthen their balance sheet or gain market share should continue to solidly outperform. Look for your Portfolio to maintain its sensitivity to valuation with revenue growth hard to find. Your Portfolio will continue to hold quality technology stocks and increase its exposure to select industrials generating significant free cash flow. Finally, look for consumer discretionary stocks to play a lesser role in your Portfolio in the new year. We feel a deterioration of revenue growth coupled with a decline in margins has left this an unattractive sector.

     As we enter the new year, it appears that fiscal policy will need to be the main stimulus for the economy. Currently, a $670 billion economic stimulus package awaits congressional debate. Most of the market talk has surrounded the potential revaluation of value stocks, especially high dividend paying stocks if the double taxation of dividends is eliminated. However, do not disregard the positive impact on Growth stocks as well due to the levered effect of a reduction in the market discount rate. As a whole, there will be limited opportunities for companies to reaccelerate revenue growth. The focus of companies will continue to be refortifying their balance sheets by reducing fixed rate debt and pension fund liabilities. Therefore, a capital equipment spending may not surface until late in the year. However, a replacement capital equipment spending cycle may prove more likely to surface sooner than later. We believe consumers will do their best to be a stabilizing influence on the economy but do not look for much upside. The consumer is tapped out after having gone through another refinance cycle while unemployment continues its slow rise.



                       ALL PRO LARGE CAP GROWTH PORTFOLIO

[Line Graph]

                                                                            FUND                      WILSHIRE LARGE GROWTH
                                                                            ----                      ---------------------
5/4/98                                                                    10000.00                           10000.00
98                                                                        11770.00                           12136.00
99                                                                        14773.00                           16448.00
00                                                                        11967.00                           13621.00
01                                                                         9370.00                           11389.00
02                                                                         6736.00                            8896.00




                          Average Annual Total Return

             Since
           Inception
  1 Year    5/4/98
  -------  ---------
  -28.11%  -8.13%

                           Past performance is not predictive of future results.

     The Wilshire Large Growth Index measures large stocks. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.1%
Aerospace & Defense -- 0.3%
  United Technologies Corp. ................................           1,200        $    74,328
                                                                                    -----------
Airlines -- 0.1%
  (b)JetBlue Airways Corp...................................             900             24,300
  SkyWest, Inc. ............................................           1,400             18,298
                                                                                    -----------
                                                                                         42,598
                                                                                    -----------
Automotive -- 2.5%
  (b)Advance Auto Parts, Inc................................           1,100             53,790
  (b)Aftermarket Technology Corp............................           2,400             34,800
  (b)American Axle & Manufacturing Holdings, Inc............           3,200             74,944
  (b)AutoZone, Inc..........................................           1,100             77,715
  Harley-Davidson, Inc. ....................................           9,900            457,380
  (b)Sonic Automotive, Inc..................................           1,000             14,870
                                                                                    -----------
                                                                                        713,499
                                                                                    -----------
Banks -- 1.0%
  Bank One Corp. ...........................................           8,200            299,710
                                                                                    -----------
Beverages -- 1.2%
  Anheuser-Busch Companies, Inc. ...........................           4,200            203,280
  Coca-Cola Enterprises, Inc. ..............................           6,600            143,352
                                                                                    -----------
                                                                                        346,632
                                                                                    -----------
Building & Building Supplies -- 0.8%
  (b)American Standard Cos., Inc............................           1,000             71,140
  D. R. Horton, Inc. .......................................           1,050             18,218
  Masco Corp. ..............................................           3,200             67,360
  (b)NVR, Inc...............................................             200             65,100
                                                                                    -----------
                                                                                        221,818
                                                                                    -----------
Business & Consumer Services -- 2.6%
  (b)Affiliated Computer Services, Inc......................           4,500            236,925
  (b)CACI International, Inc., Class A......................             100              3,564
  (b)Career Education Corp..................................             300             12,000
  (b)Convergys Corp.........................................           2,300             34,845
  (b)Dun & Bradstreet Corp..................................           2,200             75,878
  First Data Corp. .........................................           3,000            106,230
  (b)Fiserv, Inc............................................           1,700             57,715
  (b)FTI Consulting, Inc....................................             600             24,090
  (b)Hotels.com.............................................             400             21,852
  (b)ITT Educational Services, Inc..........................             200              4,710
  (b)Kroll, Inc.............................................             400              7,632
  Pitney Bowes, Inc. .......................................             900             29,394

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  (b)Rent-A-Center, Inc.....................................             800        $    39,960
  (b)Ticketmaster, Class B..................................           3,100             65,782
  (b)Weight Watchers International, Inc.....................             400             18,388
                                                                                    -----------
                                                                                        738,965
                                                                                    -----------
Casinos & Gambling -- 0.2%
  (b)International Game Technology, Inc. ...................             900             68,328
                                                                                    -----------
Chemicals & Allied Products -- 0.5%
  Cabot Corp. ..............................................           2,700             71,658
  Valspar Corp. ............................................           1,800             79,524
                                                                                    -----------
                                                                                        151,182
                                                                                    -----------
Communications -- 5.4%
  (b)Clear Channel Communications, Inc. ....................           2,600             96,954
  (b)Comcast Corp., Special Class A, Non-Voting.............          18,800            424,692
  (b)Cox Communications, Inc., Class A......................           9,200            261,280
  (b)L-3 Communications Holdings, Inc. .....................           2,100             94,311
  (b)Network Associates, Inc. ..............................             900             14,481
  (b)RF Micro Devices, Inc. ................................           7,300             53,509
  (b)UTStarcom, Inc. .......................................           3,600             71,388
  Verizon Communications, Inc. .............................           3,340            129,425
  (b)Viacom, Inc., Class B..................................          10,100            411,676
                                                                                    -----------
                                                                                      1,557,716
                                                                                    -----------
Computers -- 6.5%
  (b)Ansys, Inc. ...........................................           1,500             30,300
  (b)Avocent Corp...........................................             500             11,110
  (b)Cisco Systems, Inc. ...................................          52,850            692,335
  (b)Dell Computer Corp. ...................................          31,570            844,182
  (b)Kronos, Inc. ..........................................             400             14,796
  (b)Lexmark International, Inc. ...........................             600             36,300
  (b)Microstrategy, Inc. ...................................              10                151
  (b)Symantec Corp. ........................................           1,000             40,510
  (b)Syntel.................................................             100              2,101
  (b)Veritas Software Corp. ................................          12,200            190,564
                                                                                    -----------
                                                                                      1,862,349
                                                                                    -----------
Consumer Products -- 3.7%
  Avon Products, Inc. ......................................           5,100            274,737
  Brunswick Corp. ..........................................           2,400             47,664
  Colgate-Palmolive Co. ....................................           4,400            230,692
  Lowe's Corp.-Carolina Group...............................           2,500             50,675

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products (Continued)
  The Dial Corp. ...........................................           3,600        $    73,332
  The Procter & Gamble Co. .................................           4,500            386,730
                                                                                    -----------
                                                                                      1,063,830
                                                                                    -----------
Cosmetics/Toiletries -- 0.2%
  International Flavor & Fragrances, Inc. ..................           1,900             66,690
                                                                                    -----------
Diversified Production -- 1.1%
  Danaher Corp. ............................................           4,700            308,790
                                                                                    -----------
Drugs & Health Care -- 15.8%
  Abbott Laboratories.......................................           8,400            336,000
  (b)American Pharmaceutical Co. ...........................             900             16,020
  Amerisource Bergen Corp. .................................           1,364             74,079
  Cardinal Health, Inc. ....................................           8,550            506,075
  (b)Forest Laboratories, Inc. .............................           1,200            117,864
  HCA, Inc. ................................................           3,900            161,850
  Johnson & Johnson.........................................          11,300            606,922
  McKesson HBOC, Inc. ......................................           1,690             45,681
  Pfizer, Inc. .............................................          42,100          1,287,003
  (b)Pharmaceutical Product Development, Inc. ..............           5,200            152,204
  Pharmacia Corp. ..........................................          14,000            585,200
  UnitedHealth Group, Inc. .................................           1,600            133,600
  (b)Wellpoint Health Networks, Inc. .......................           5,760            409,882
  Wyeth.....................................................           2,100             78,540
                                                                                    -----------
                                                                                      4,510,920
                                                                                    -----------
Electronics -- 4.9%
  (b)Amphenol Corp. ........................................             600             22,800
  (b)Fisher Scientific International, Inc. .................           1,000             30,080
  (b)Flextronics International Ltd. ........................          16,800            137,592
  (b)FLIR Systems, Inc. ....................................             100              4,880
  General Electric Co. .....................................          41,050            999,568
  Harman International Industries, Inc. ....................             900             53,550
  Hubbell, Inc., Class B....................................             200              7,028
  (b)Mettler Toledo International, Inc. ....................           1,900             60,914
  Texas Instruments, Inc. ..................................           4,800             72,048
                                                                                    -----------
                                                                                      1,388,460
                                                                                    -----------
Energy -- 0.8%
  FirstEnergy Corp. ........................................           1,500             49,455
  Great Plains Energy, Inc. ................................           1,400             32,032

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy (Continued)
  Peabody Energy Corp. .....................................           2,400        $    70,152
  Puget Energy, Inc. .......................................           2,900             63,945
                                                                                    -----------
                                                                                        215,584
                                                                                    -----------
Finance -- 7.7%
  Associated Banc-Corp. ....................................             600             20,364
  Capital One Financial Corp. ..............................           3,290             97,779
  Citigroup, Inc. ..........................................          23,200            816,408
  Doral Financial Corp. ....................................           6,150            175,890
  H&R Block, Inc. ..........................................           1,330             53,466
  MBNA Corp. ...............................................          31,960            607,879
  Merrill Lynch & Co. ......................................           1,100             41,745
  Morgan Stanley Dean Witter & Co. .........................           7,500            299,400
  New York Community Bancorp, Inc. .........................           1,600             46,208
  TCF Financial Corp. ......................................           1,000             43,690
                                                                                    -----------
                                                                                      2,202,829
                                                                                    -----------
Finance -- Investment & Other -- 3.1%
  Fannie Mae................................................           7,750            498,558
  Freddie Mac...............................................           6,300            372,015
  Hospitality Properties Trust..............................             400             14,080
  Istar Financial, Inc. ....................................             300              8,415
                                                                                    -----------
                                                                                        893,068
                                                                                    -----------
Food & Food Distributors -- 0.2%
  (b)Performance Food Group Co. ............................           1,600             54,334
                                                                                    -----------
Hotels & Restaurants -- 0.3%
  (b)Harrah's Entertainment, Inc. ..........................           2,400             95,040
                                                                                    -----------
Insurance -- 2.2%
  American International Group, Inc. .......................          10,300            595,855
  Brown & Brown, Inc. ......................................           1,400             45,248
                                                                                    -----------
                                                                                        641,103
                                                                                    -----------
Machinery -- 0.1%
  AGCO Corp. ...............................................           1,300             28,730
                                                                                    -----------
Manufacturing -- 0.7%
  (b)SPX Corp. .............................................           1,800             67,410
  (b)Thermo Electron Corp. .................................           3,300             66,396
  Varian, Inc. .............................................             500             14,345
  (b)Zebra Technologies Corp., Class A......................             700             40,110
                                                                                    -----------
                                                                                        188,261
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical & Medical Services -- 3.7%
  (b)Advanced Medical Optics, Inc. .........................           4,500        $    53,865
  (b)Amgen Corp. ...........................................           5,800            280,372
  (b)Anthem, Inc. ..........................................           1,643            103,345
  (b)Charles River Laboratories International, Inc. ........           1,300             50,024
  (b)Cytyc Corp. ...........................................           4,200             42,840
  Health Management Associates, Inc., Class A...............          12,900            230,910
  (b)LabOne, Inc. ..........................................           1,400             24,808
  (b)LifePoint Hospitals, Inc. .............................           1,600             47,890
  (b)Lincare Holdings, Inc. ................................             600             18,972
  Mylan Laboratories, Inc. .................................           2,000             69,800
  Omnicare, Inc. ...........................................           2,510             59,813
  (b)Renal Care Group, Inc. ................................           1,700             53,788
  (b)Triad Hospitals, Inc. .................................             700             20,881
                                                                                    -----------
                                                                                      1,057,308
                                                                                    -----------
Medical Equipment & Supplies -- 2.7%
  (b)Apogent Technologies...................................           3,100             64,480
  Applera Corp. -- Applied Biosystems Group.................           3,900             68,406
  (b)Boston Scientific Corp. ...............................           3,400            144,568
  DENTSPLY International, Inc. .............................           1,300             48,360
  (b)Edwards Lifesciences Corp. ............................           1,300             33,111
  Medtronic, Inc. ..........................................           8,900            405,840
                                                                                    -----------
                                                                                        764,765
                                                                                    -----------
Office Equipment & Supplies -- 0.5%
  (b)American Power Conversion Corp. .......................           5,500             83,325
  Avery Dennison Corp. .....................................           1,200             73,296
                                                                                    -----------
                                                                                        156,621
                                                                                    -----------
Oil & Gas -- 1.4%
  Anadarko Petroleum Corp. .................................           2,300            110,170
  Baker Hughes, Inc. .......................................           1,500             48,285
  (b)FMC Technologies, Inc. ................................           3,200             65,376
  Pogo Producing Co. .......................................           3,200            119,200
  (b)Varco International, Inc. .............................           3,600             62,640
                                                                                    -----------
                                                                                        405,671
                                                                                    -----------
Publishing -- 0.2%
  The Reader's Digest Association, Inc. ....................           3,200             48,320
                                                                                    -----------
Railroads -- 0.3%
  Union Pacific Corp., Series A.............................           1,300             77,831
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Restaurants -- 0.3%
  Applebee's International, Inc. ...........................           2,100        $    48,701
  Ruby Tuesday, Inc. .......................................           2,000             34,580
                                                                                    -----------
                                                                                         83,281
                                                                                    -----------
Retail Merchandising -- 8.9%
  (b)AC Moore Arts & Crafts, Inc. ..........................           1,500             19,065
  (b)Bed Bath & Beyond, Inc. ...............................           4,500            155,385
  (b)Gamestop Corp., Class A................................           1,200             11,760
  Home Depot, Inc. .........................................           8,450            202,462
  (b)Kohl's Corp. ..........................................           7,900            442,005
  Lowe's Companies, Inc. ...................................           3,700            138,750
  (b)PETCO Animal Supplies, Inc. ...........................           2,500             58,598
  (b)Staples, Inc. .........................................           2,000             36,600
  Tiffany & Co. ............................................           1,400             33,474
  (b)Timberland Co., Class A................................             600             21,366
  Wal-Mart Stores, Inc. ....................................          23,620          1,193,045
  Walgreen Co. .............................................           6,500            189,735
  (b)Williams-Sonoma, Inc. .................................           1,780             48,327
                                                                                    -----------
                                                                                      2,550,572
                                                                                    -----------
Semiconductors -- 5.7%
  (b)Altera Corp. ..........................................           7,200             88,776
  (b)Analog Devices, Inc. ..................................           9,200            219,604
  (b)Integrated Circuit Systems, Inc. ......................           2,700             49,275
  Intel Corp. ..............................................          66,960          1,042,567
  (b)Intersil Holding Corp. ................................           3,940             54,924
  Maxim Integrated Products, Inc. ..........................           4,900            161,896
                                                                                    -----------
                                                                                      1,617,042
                                                                                    -----------
Software -- 5.8%
  (b)Hyperion Solutions Corp. ..............................             500             12,835
  (b)Microsoft Corp. .......................................          29,870          1,544,279
  (b)PeopleSoft, Inc. ......................................           5,300             96,990
                                                                                    -----------
                                                                                      1,654,104
                                                                                    -----------
Technology -- 0.1%
  AMETEK, Inc. .............................................             700             26,943
  (b)Benchmark Electronics, Inc. ...........................             500             14,330
                                                                                    -----------
                                                                                         41,273
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Transportation -- 0.2%
  (b)Genesee & Wyoming, Inc., Class A.......................           1,900        $    38,665
  (b)Hunt (J.B.) Transport Services, Inc. ..................             400             11,720
  (b)Landstar System, Inc. .................................             200             11,672
                                                                                    -----------
                                                                                         62,057
                                                                                    -----------
Waste Management -- 0.4%
  (b)Allied Waste Industries, Inc. .........................           5,600             56,000
  (b)Stericycle, Inc. ......................................             400             12,952
  (b)Waste Connections, Inc. ...............................             900             34,749
                                                                                    -----------
                                                                                        103,701
                                                                                    -----------
    TOTAL COMMON STOCKS.....................................                         26,357,310
                                                                                    -----------
MUTUAL FUND -- 4.1%
  (b)iShares S&P Midcap 400.................................           5,200            475,540
  (b)iShares Russell 1000 Growth Index......................          19,000            694,450
                                                                                    -----------
    TOTAL MUTUAL FUND.......................................                          1,169,990
                                                                                    -----------
REPURCHASE AGREEMENT -- 1.7%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $490,340 (Fully collaterialized by
    FGLMC Securities, Market Value $505,013)................        $490,303            490,303
                                                                                    -----------
    TOTAL REPURCHASE AGREEMENT..............................                            490,303
                                                                                    -----------
SHORT TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................         286,671            286,671
                                                                                    -----------
    TOTAL SHORT TERM INVESTMENTS............................                            286,671
                                                                                    -----------
WARRANT -- 0.0%
Computers -- 0.0%
  (b)Microstrategy, Inc. ...................................             390                 23
                                                                                    -----------
    TOTAL WARRANT...........................................                                 23
                                                                                    -----------
CONVERTIBLE BONDS -- 0.0%
Computers -- 0.0%
  Microstrategy, Inc., 7.50%, 6/24/07.......................        $     16                  6
                                                                                    -----------
    TOTAL CONVERTIBLE BONDS.................................                                  6
                                                                                    -----------
    (A)TOTAL INVESTMENTS -- 98.9% (COST $33,481,618)........                         28,304,303
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%...............                            303,381
                                                                                    -----------
NET ASSETS -- 100.0%........................................                        $28,607,684
                                                                                    ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

FGLMC Freddie Mac Gold

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     For the period ended the All Pro Large Cap Value Portfolio's total return during the 12 months ended, December 31, 2002 was -14.44%. The Portfolio's benchmark index, the Wilshire Large Value Index, posted a -17.35% return.

     The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms employ a proven large-cap value orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Mellon Equity Advisors                                              50%
Sanford C. Bernstein & Co., LLC                                     50%
                                                                   ---
Total Portfolio                                                    100%

     Most major equity indices ended down for the third consecutive year, which has not happened in more than 60 years. The economy showed signs of a recovery during the first half of the year, although the equity markets continued to trend lower -- due in part to scandals about alleged financial misdeeds at high profile companies. The second half of the year brought fears of a double-dip recession, which hurt the financial markets further.

     Investors tended to favor shares of companies with conservative accounting practices and easy-to-understand businesses, as well as companies that benefited from low interest rates. The consumer staples and financial services sectors performed relatively well. Shares of large conglomerates with multiple business lines and companies that generated growth through acquisitions fell out of favor, which hurt some producer goods and telecommunications stocks.

     The Mellon Equity portion of the Portfolio benefited from holdings such as Procter & Gamble, Bank of America, and North Fork Bancorp. These companies were beneficiaries of low interest rates and investors' preferences for understandable and stable businesses. Holdings such as WorldCom, Tyco International, and CenterPoint Energy detracted from the performance of the Portfolio. These companies suffered because of accounting issues or questions about the sustainability of current growth rates.*

     The Sanford Bernstein portion of the Portfolio benefited from strong stock selection, particularly in financial services, consumer cyclicals, and energy. In financial services, holdings such as Wachovia, Golden West and Bank of America earned strong positive returns. Fortune Brands and Liz Claiborne outperformed in the consumer cyclical sector. The Portfolio's underweight in the technology and consumer growth sectors also benefited performance. On the negative side, stock selection in the telecommunications-heavy utility sector hurt returns.*

     Stronger business spending should contribute to a continued improvement in the economy during 2003. This should translate into improving profit margins and earnings for many firms. The direction of the market will also depend upon how the U.S. government resolves the situations with Iraq and North Korea. Valued companies with sustainable earnings growth should do well in such an environment. Meanwhile, investors' over-reactions to earnings disappointments will increase the opportunity to add value through research.

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Banks                                                               15%
Finance                                                             11%
Oil & Gas                                                           10%
Communications                                                       9%

                       ALL PRO LARGE CAP VALUE PORTFOLIO

[Line Graph]

                                                                            FUND                    WILSHIRE LARGE VALUE INDEX
                                                                            ----                    --------------------------
5/4/98                                                                    10000.00                           10000.00
98                                                                         9900.00                           10075.00
99                                                                        10047.00                            9359.00
00                                                                        10223.00                           10294.00
01                                                                        10148.00                           10227.00
02                                                                         8683.00                            8452.00

                          Average Annual Total Return

             Since
           Inception
  1 Year    5/4/98
  -------  ---------
  -14.44%  -2.99%

                           Past performance is not predictive of future results.

     The Wilshire Large Value Index measures large stock. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
Aerospace & Defense -- 1.0%
  Raytheon Co. .............................................           4,600        $   141,450
  Rockwell Collins, Inc. ...................................           4,300            100,018
  United Technologies Corp..................................           2,423            150,081
                                                                                    -----------
                                                                                        391,549
                                                                                    -----------
Apparel -- 0.7%
  Limited, Inc. ............................................           7,100             98,903
  Liz Claiborne, Inc. ......................................           3,600            106,740
  VF Corp. .................................................           1,700             61,285
                                                                                    -----------
                                                                                        266,928
                                                                                    -----------
Automobiles -- 0.6%
  Ford Motor Co. ...........................................             874              8,128
  General Motors Corp. .....................................           6,150            226,689
                                                                                    -----------
                                                                                        234,817
                                                                                    -----------
Automotive & Equipment -- 2.5%
  Autoliv, Inc. ............................................           3,600             75,348
  (b)AutoNation, Inc. ......................................           8,800            110,528
  (b)AutoZone, Inc. ........................................           1,200             84,780
  Cooper Tire & Rubber Co. .................................             250              3,835
  Dana Corp. ...............................................           6,500             76,440
  Delphi Automotive Systems Corp. ..........................           7,100             57,155
  Genuine Parts Co. ........................................           3,300            101,640
  Goodyear Tire & Rubber Co.................................           1,400              9,534
  Harley-Davidson, Inc. ....................................           1,400             64,680
  (b)Lear Corp. ............................................           2,300             76,544
  Magna International, Inc. ................................           3,200            179,680
  Paccar, Inc. .............................................           2,850            131,471
                                                                                    -----------
                                                                                        971,635
                                                                                    -----------
Banks -- 15.2%
  AmSouth Bancorp...........................................           6,400            122,880
  Bank of America Corp. ....................................          16,567          1,152,565
  Bank One Corp. ...........................................          14,400            526,320
  Comerica, Inc. ...........................................           3,000            129,720
  Commerce Bancshares, Inc. ................................           2,410             94,689
  First Tennessee National Corp. ...........................           3,700            132,978
  Golden West Financial Corp. ..............................           1,900            136,439
  Huntington Bancshares, Inc. ..............................           6,400            119,744
  J.P. Morgan Chase & Co. ..................................          26,070            625,679
  KeyCorp. .................................................           5,500            138,270
  National City Corp. ......................................          12,350            337,402

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  Regions Financial Corp. ..................................           3,900        $   130,104
  SouthTrust Corp. .........................................          10,550            262,168
  SunTrust Banks, Inc. .....................................           1,900            108,148
  U.S. Bancorp..............................................          15,663            332,369
  Union Planters Corp. .....................................           8,050            226,527
  UnionBanCal Corp. ........................................           3,000            117,810
  Wachovia Corp. ...........................................          17,150            624,946
  Wells Fargo Co. ..........................................          12,850            602,280
                                                                                    -----------
                                                                                      5,921,038
                                                                                    -----------
Beverages -- 0.2%
  Coca-Cola Enterprises, Inc. ..............................           3,400             73,848
                                                                                    -----------
Broadcasting & Publishing -- 1.5%
  (b)American Greetings Corp. Class A.......................             500              7,900
  (b)Clear Channel Communications, Inc. ....................           3,200            119,328
  (b)Fox Entertainment Group, Inc. .........................           3,400             88,162
  Gannett, Inc. ............................................           2,200            157,960
  (b)ITT Educational Services, Inc. ........................           3,500             82,425
  Knight-Ridder, Inc........................................           1,700            107,525
                                                                                    -----------
                                                                                        563,300
                                                                                    -----------
Building & Building Supplies -- 1.0%
  Centex Corp...............................................           1,500             75,300
  KB Home...................................................           2,300             98,555
  Lennar Corp...............................................           2,400            123,840
  Pulte Corp................................................           2,200            105,314
                                                                                    -----------
                                                                                        403,009
                                                                                    -----------
Business & Consumer Services -- 0.9%
  Deluxe Corp. .............................................           3,600            151,560
  Electronic Data Systems Corp. ............................           1,500             27,645
  First Data Corp. .........................................           3,300            116,853
  (b)TMP Worldwide, Inc. ...................................           5,000             56,550
                                                                                    -----------
                                                                                        352,608
                                                                                    -----------
Casinos & Gambling -- 0.2%
  (b)GTECH Holdings Corp. ..................................           2,200             61,292
                                                                                    -----------
Chemicals & Allied Products -- 2.8%
  Air Products & Chemicals, Inc. ...........................           2,600            111,150
  Cabot Corp. ..............................................             500             13,270
  Dow Chemical Co. .........................................             900             26,730
  Du Pont (E.I.) de Nemours & Co. ..........................          12,800            542,720

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals & Allied Products (Continued)
  Eastman Chemical Co. .....................................           1,100        $    40,447
  (b)FMC Corp. .............................................           1,050             28,686
  Fuller (H. B.) Co. .......................................           3,400             87,992
  Great Lakes Chemical Corp. ...............................           1,200             28,656
  Lubrizol Corp. ...........................................           2,150             65,575
  Millennium Chemicals, Inc. ...............................           2,300             21,896
  Praxair, Inc. ............................................           2,200            127,094
                                                                                    -----------
                                                                                      1,094,216
                                                                                    -----------
Communications -- 8.7%
  (b)AOL Time Warner, Inc. .................................           2,000             26,200
  AT&T Corp. ...............................................           4,200            109,662
  (b)AT&T Wireless Services, Inc............................          19,800            111,870
  BellSouth Corp. ..........................................          15,050            389,344
  (b)Comcast Corp., Class A, Non-Voting.....................           5,400            127,278
  (b)Corning, Inc. .........................................          34,600            114,526
  (b)Entercom Communications Corp. .........................           1,400             65,688
  (b)Garmin Ltd. ...........................................           1,900             55,670
  (b)Level 3 Communications, Inc. ..........................          13,700             67,130
  (b)Liberty Media Corp. Series A...........................             800              7,152
  (b)Nextel Communications, Inc. ...........................           4,300             49,665
  Nokia Corp. ADR...........................................           3,800             58,900
  (b)Nortel Networks Corp. .................................         105,400            169,694
  (b)Qualcomm, Inc. ........................................           1,600             58,224
  (b)Qwest Communications International, Inc. ..............          23,500            117,500
  SBC Communications, Inc. .................................          24,866            674,117
  Scientifi-Atlanta, Inc. ..................................           4,600             54,556
  Sprint Corp. .............................................          18,250            264,260
  (b)Tellabs, Inc. .........................................           5,900             42,893
  Verizon Communications, Inc...............................          20,214            783,292
                                                                                    -----------
                                                                                      3,347,621
                                                                                    -----------
Computers -- 2.8%
  (b)Adaptec, Inc. .........................................             800              4,520
  (b)Electronic Arts, Inc. .................................           1,100             54,747
  Hewlett Packard Co........................................          27,100            470,456
  International Business Machines Corp......................           6,300            488,250
  (b)Lexmark International, Inc. ...........................           1,000             60,500
  (b)Quantum Corp. -- DLT & Storage Systems Group...........           5,600             14,952
                                                                                    -----------
                                                                                      1,093,425
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products -- 3.0%
  BemisCo., Inc. ...........................................           1,400        $    69,482
  Black & Decker Corp. .....................................           2,100             90,069
  Fortune Brands, Inc. .....................................           6,450            299,990
  Newell Rubbermaid, Inc. ..................................           3,900            118,287
  The Clorox Co. ...........................................           2,300             94,875
  The Procter & Gamble Co. .................................           4,625            397,472
  Whirlpool Corp. ..........................................           1,550             80,941
                                                                                    -----------
                                                                                      1,151,116
                                                                                    -----------
Containers -- 0.3%
  (b)Owens-Illinois, Inc. ..................................           1,200             17,496
  Sonoco Products Co. ......................................           3,600             82,548
                                                                                    -----------
                                                                                        100,044
                                                                                    -----------
Drugs & Health Care -- 3.1%
  Abbott Laboratories.......................................           4,300            172,000
  Becton Dickinson & Co. ...................................           1,100             33,759
  Bristol-Myers Squibb Co. .................................           4,600            106,490
  (b)Health Net, Inc. ......................................           4,600            121,440
  (b)Humana, Inc. ..........................................           7,600             76,000
  IMS Health, Inc. .........................................           2,400             38,400
  Johnson & Johnson.........................................           2,550            136,961
  Merck & Co., Inc..........................................           6,800            384,948
  (b)Tenet Healthcare Corp. ................................           2,975             48,790
  Wyeth.....................................................           1,800             67,320
                                                                                    -----------
                                                                                      1,186,108
                                                                                    -----------
Electronics -- 0.9%
  (b)American Power Conversion Corp. .......................           4,300             65,145
  (b)Arrow Electronics, Inc. ...............................           3,700             47,323
  Avnet, Inc. ..............................................           4,200             45,486
  Hubbell, Inc. Class B.....................................           1,900             66,766
  Rockwell International Corp. .............................           4,200             86,982
  Solectron Corp. ..........................................          11,600             41,180
  (b)Thomas & Betts Corp....................................             450              7,605
                                                                                    -----------
                                                                                        360,487
                                                                                    -----------
Energy -- 1.0%
  Alliant Energy Corp.......................................           3,700             61,235
  Puget Energy, Inc.........................................           3,600             79,380
  (b)Reliant Resources, Inc. ...............................           6,000             19,200

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy (Continued)
  Valero Energy Corp. ......................................           5,200        $   192,088
  Westar Energy, Inc........................................           2,800             27,720
                                                                                    -----------
                                                                                        379,623
                                                                                    -----------
Entertainment -- 0.1%
  Walt Disney Co. ..........................................           2,225             36,290
                                                                                    -----------
Environmental Services -- 0.3%
  (b)Republic Services, Inc. ...............................           4,650             97,557
                                                                                    -----------
Finance -- 10.9%
  AMBAC Financial Group, Inc. ..............................           2,350            132,164
  Bear Stearns Cos., Inc. ..................................           2,400            142,560
  Capital One Financial Corp. ..............................           1,700             50,524
  Citigroup, Inc. ..........................................          40,682          1,431,599
  Countrywide Credit Industries, Inc. ......................           4,200            216,930
  Federated Investors, Inc. ................................           2,600             65,962
  Fidelity National Financial, Inc. ........................           4,900            160,867
  FleetBoston Financial Corp. ..............................           9,026            219,332
  GreenPoint Financial Corp. ...............................           3,000            135,540
  Hibernia Corp. ...........................................           4,300             82,818
  Lehman Brothers Holdings, Inc. ...........................           2,650            141,219
  MBNA Corp. ...............................................           3,250             61,815
  Merrill Lynch & Co. ......................................           8,600            326,370
  Morgan Stanley Dean Witter & Co. .........................           7,350            293,412
  North Fork Bancorp, Inc. .................................           3,450            116,403
  Old Republic International Corp. .........................           3,700            103,600
  Radian Group, Inc. .......................................           3,100            115,165
  Washington Mutual, Inc. ..................................          12,525            432,487
                                                                                    -----------
                                                                                      4,228,767
                                                                                    -----------
Finance - Investment & Other -- 1.3%
  Charter One Financial, Inc. ..............................           7,297            209,643
  Fannie Mae................................................           1,350             86,846
  Freddie Mac...............................................           3,800            224,389
                                                                                    -----------
                                                                                        520,878
                                                                                    -----------
Food & Food Distributors -- 2.2%
  Albertson's, Inc. ........................................           1,200             26,712
  Archer-Daniels Midland Co. ...............................           8,169            101,296
  ConAgra, Inc. ............................................           6,100            152,561
  Dole Food Co. ............................................           1,600             52,128
  Fresh Del Monte Produce, Inc. ............................           2,900             54,839
  Kraft Foods, Inc. ........................................           2,400             93,432

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors (Continued)
  (b)Safeway, Inc. .........................................           4,800        $   112,128
  Sara Lee Corp. ...........................................           3,700             83,287
  Tyson Foods, Inc. ........................................           8,609             96,593
  (b)Whole Foods Market, Inc. ..............................           1,200             63,276
                                                                                    -----------
                                                                                        836,252
                                                                                    -----------
Industrial Conglomerate -- 0.3%
  3M Co. ...................................................           1,000            123,300
                                                                                    -----------
Industrial Diversified -- 0.9%
  Parker-Hannifin Corp. ....................................           5,200            239,876
  Sherwin-Williams Co. .....................................           4,000            113,000
                                                                                    -----------
                                                                                        352,876
                                                                                    -----------
Insurance -- 5.3%
  Aetna, Inc. ..............................................           3,900            160,368
  Allstate Corp. ...........................................           5,500            203,445
  American International Group, Inc. .......................           6,079            351,670
  Aon Corp. ................................................           4,900             92,561
  Chubb Corp. ..............................................           2,350            122,670
  Cigna Corp. ..............................................           3,000            123,360
  John Hancock Financial Services, Inc. ....................           2,700             75,330
  Loews Corp. ..............................................           1,800             80,028
  MBIA, Inc. ...............................................           2,950            129,387
  MetLife, Inc. ............................................           4,600            124,384
  MGIC Investment Corp. ....................................           3,800            156,940
  (b)Ohio Casualty Corp.....................................           3,300             42,735
  (b)Oxford Health Plans, Inc...............................           2,700             98,415
  RenaissanceRe Holdings Ltd. ..............................           2,700            106,920
  Torchmark Corp. ..........................................           4,300            157,079
  (b)Travelers Property Casualty Corp. Class A..............             599              8,775
  Travelers Property Casualty Corp. Class B.................           1,230             18,020
                                                                                    -----------
                                                                                      2,052,087
                                                                                    -----------
Machinery & Heavy Equipment -- 0.3%
  Deere & Co. ..............................................           2,500            114,625
                                                                                    -----------
Machinery & Instrumentation -- 0.2%
  Snap-On, Inc. ............................................           2,100             59,031
                                                                                    -----------
Manufacturing -- 2.5%
  Cooper Industries, Inc. ..................................           5,500            200,475
  Cummins Engine Co., Inc. .................................           1,900             53,447
  Eaton Corp. ..............................................           1,000             78,110

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing (Continued)
  Honeywell International, Inc. ............................           5,200        $   124,800
  PPG Industries, Inc. .....................................           4,250            213,137
  (b)Smurfit-Stone Container Corp...........................           6,500            100,042
  (b)SPX Corp...............................................           1,400             52,430
  (b)Thermo Electron Corp...................................           2,900             58,348
  United States Steel Corp. ................................           6,200             81,344
                                                                                    -----------
                                                                                        962,133
                                                                                    -----------
Manufacturing Equipment -- 0.4%
  ITT Industries, Inc. .....................................           2,700            163,863
                                                                                    -----------
Media -- 1.0%
  (b)Viacom, Inc. Class B...................................           9,550            389,258
                                                                                    -----------
Office Equipment & Supplies -- 0.1%
  (b)Xerox Corp.............................................           7,000             56,350
                                                                                    -----------
Oil & Gas -- 10.3%
  Amerada Hess Corp. .......................................           1,600             88,080
  Anadarko Petroleum Corp. .................................           2,200            105,380
  Ashland, Inc. ............................................           2,850             81,311
  ChevronTexaco Corp. ......................................          11,750            781,140
  ConocoPhillips............................................           8,111            392,491
  Devon Energy Corp. .......................................           2,400            110,160
  Exelon Corp. .............................................           3,000            158,310
  Exxon Mobil Corp. ........................................          51,956          1,815,342
  Occidental Petroleum Corp. ...............................          10,000            284,500
  Ocean Energy, Inc. .......................................           4,300             85,871
  (b)Varco International, Inc...............................           3,600             62,640
                                                                                    -----------
                                                                                      3,965,225
                                                                                    -----------
Paper & Forest Products -- 1.7%
  Boise Cascade Corp. ......................................           2,300             58,006
  Georgia-Pacific Corp. ....................................           7,290            117,806
  International Paper Co. ..................................           3,900            136,383
  MeadWestvaco Corp. .......................................           6,298            155,624
  (b)Pactiv Corp............................................           7,600            166,136
  Temple Inland, Inc. ......................................             700             31,367
                                                                                    -----------
                                                                                        665,322
                                                                                    -----------
Photography Equipment & Supplies -- 0.4%
  Eastman Kodak Co. ........................................           4,400            154,176
                                                                                    -----------
Radio -- 0.3%
  (b)Westwood One, Inc......................................           2,800            104,608
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 1.5%
  Burlington Northern Santa Fe Corp. .......................           4,300        $   111,843
  CSX Corp. ................................................           4,200            118,902
  Norfolk Southern Corp. ...................................           5,500            109,945
  Union Pacific Corp. Series A..............................           4,075            243,970
                                                                                    -----------
                                                                                        584,660
                                                                                    -----------
Real Estate Investment Trusts -- 0.4%
  Public Storage, Inc. .....................................           2,700             87,237
  Vornado Realty Trust......................................           1,900             70,680
                                                                                    -----------
                                                                                        157,917
                                                                                    -----------
Restaurants -- 0.5%
  Darden Restaurants, Inc. .................................           6,425            131,391
  McDonald's Corp. .........................................             600              9,648
  Wendy's International, Inc. ..............................           1,800             48,726
                                                                                    -----------
                                                                                        189,765
                                                                                    -----------
Retail Merchandising -- 2.4%
  (b)Coach, Inc. ...........................................           1,900             62,548
  (b)Federated Department Stores, Inc.......................           6,500            186,940
  Home Depot, Inc. .........................................           2,400             57,504
  (b)Kohl's Corp. ..........................................             800             44,760
  Leggett & Platt, Inc. ....................................           4,400             98,736
  May Department Stores Co. ................................           2,900             66,642
  (b)Micheal Stores, Inc....................................           1,700             53,210
  Ross Stores, Inc. ........................................           2,600            110,214
  Sears, Roebuck & Co. .....................................           5,000            119,750
  Supervalu, Inc. ..........................................           1,100             18,161
  TJX Cos., Inc. ...........................................           5,600            109,312
                                                                                    -----------
                                                                                        927,777
                                                                                    -----------
Semiconductors -- 0.5%
  (b)Integrated Circuit Systems, Inc. ......................           5,000             91,250
  (b)Jabil Circuit, Inc. ...................................           3,500             62,720
  Linear Technology Corp. ..................................           1,600             41,152
                                                                                    -----------
                                                                                        195,122
                                                                                    -----------
Software -- 0.2%
  (b)PeopleSoft, Inc. ......................................           3,700             67,710
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Technology -- 0.7%
  (b)Ingram Micro, Inc. Class A.............................           6,400        $    79,040
  (b)Storage Technology Corp. ..............................           5,300            113,526
  (b)Tech Data Corp.........................................           2,400             64,704
                                                                                    -----------
                                                                                        257,270
                                                                                    -----------
Tobacco -- 1.0%
  Philip Morris Cos., Inc. .................................           9,150            370,850
                                                                                    -----------
Travel -- 0.2%
  Royal Caribbean Cruises Ltd. .............................           3,850             64,295
                                                                                    -----------
Utilities -- 5.2%
  Ameren Corp. .............................................           3,200            133,024
  American Electric Power Co. ..............................           4,140            113,146
  Cinergy Corp. ............................................           3,200            107,904
  CMS Energy Corp. .........................................           6,200             58,528
  Consolidated Edison, Inc. ................................           5,500            235,510
  Constellation Energy Group, Inc. .........................           7,600            211,432
  DTE Energy Co. ...........................................           1,700             78,880
  Emerson Electric Co. .....................................           3,100            157,635
  Energy East Corp. ........................................           4,150             91,674
  Entergy Corp. ............................................           3,300            150,447
  Pepco Holdings, Inc. .....................................           3,200             62,048
  Pinnacle West Capital Corp. ..............................           2,100             71,589
  PP&L Corp. ...............................................           3,900            135,252
  Public Service Enterprise Group, Inc. ....................           2,700             86,670
  Sempra Energy.............................................           4,900            115,885
  TXU Corp. ................................................           4,250             79,390
  Wisconsin Energy Corp. ...................................           4,700            118,440
  Xcel Energy, Inc. ........................................             700              7,700
                                                                                    -----------
                                                                                      2,015,154
                                                                                    -----------
        TOTAL COMMON STOCKS.................................                         37,665,782
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.3%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................         516,115        $   516,115
                                                                                    -----------
    TOTAL SHORT TERM INVESTMENTS............................                            516,115
                                                                                    -----------
REPURCHASE AGREEMENT -- 0.2%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $82,863 (Fully collateralized by FHLMC
    & FHARM securities, Market Value $85,343)...............        $ 82,857             82,857
                                                                                    -----------
    TOTAL REPURCHASE AGREEMENT..............................                             82,857
                                                                                    -----------
    (A)TOTAL INVESTMENTS -- 99.0% (COST $41,136,575)........                         38,264,754
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%...............                            379,191
                                                                                    -----------
NET ASSETS -- 100.0%........................................                        $38,643,945
                                                                                    ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

ADR     American Depositary Receipt
FHLMC   Federal Home Loan Mortgage Corporation
FHARM   Federal Home Adjustable Rate Mortgage

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio(+)

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The All Pro Small Cap Growth Portfolio delivered a -36.39% total return during the 12 months ended December 31, 2002. The Portfolio underperformed The Wilshire Small Growth Index, which posted a total return of -12.71%.

     Two sub-advisers perform the day-to-day management of the Portfolio, employing a proven small-cap growth orientation and discipline. Those advisors are:

MANAGER                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Husic Capital Management                                            61%
Lee Munder Investments, Ltd.                                        39%
                                                                   ---
Total Portfolio                                                    100%

     The year 2002 marked the third consecutive year of declines in equity returns, something not seen since 1941. Interest rate cuts did not revive business investment, and valuations suffered from high-profile corporate scandals and geopolitical uncertainty.

     Husic Capital Management's portion of the Portfolio increased its exposure to the consumer discretionary sector during the first half of the year, but under-weighted the health care sector, due to concerns about potential health care reforms that could hurt the sector's prospects. During the second half, however, Husic reduced exposure to consumer discretionary and consumer staples, while increasing exposure to technology, producer durables, and healthcare.*

     The portion of the Portfolio managed by Lee Munder Investments held overweight in technology and healthcare, which were strong performers during the fourth quarter. However, those sectors suffered during the year as a whole, with technology shares declining 50% and health care stocks down 39%. Meanwhile, this part of the Portfolio was underweighted in financial services and REITs, which were relatively strong performers. Stock selection benefited throughout 2002, but was not sufficient to offset broad declines in the industries that typically represent the highest growth sectors of the economy.*

     Some fundamental ingredients are in place for a recovery in corporate profits and stock prices in 2003. Those ingredients include record low interest rates and the pending Bush stimulus plan. Business investment appears poised for at least a modest increase after three years of contraction, and valuations and earnings expectations have moderated over the last twelve months. At the same time, investors are confronted with risks that could derail any expected recovery. Among these are complications from an Iraqi war, additional terrorist attacks, escalation in Mideast violence, and increasing tensions in Korea. There is also the risk that consumer spending may contract further before an improvement in business investment begins.

     Shares of many attractive companies trade at low levels relative to the firms' long-term earnings power. The portfolio will continue to hold shares of firms with competitive advantages, profitable business models and balance sheet strength and quality. We feel those characteristics should help to provide some protection if the economic rebound is deferred.

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Software                                                           10%
Semiconductors                                                      9%
Drugs & Healthcare                                                  9%
Business & Consumer Services                                        9%
Oil & Gas                                                           9%
Retail Merchandising                                                7%

                       ALL PRO SMALL CAP GROWTH PORTFOLIO

[Line Graph]

                                                                            FUND                      WILSHIRE SMALL GROWTH
                                                                            ----                      ---------------------
5/4/98                                                                    10000.00                           10000.00
98                                                                         9800.00                            8769.00
99                                                                        18830.00                           10222.00
00                                                                        14847.00                           10086.00
01                                                                        12483.00                            9864.00
02                                                                         7940.00                            8610.00




                          Average Annual Total Return

             Since
           Inception
  1 Year    5/4/98
  -------  ---------
  -36.39%  -4.83%

                           Past performance is not predictive of future results.

     The Wilshire Small Growth Index measures small cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities chosen from the Wilshire Small Cap 1750 Index that meet Wilshire's definition of growth. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(+) Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility.

*  Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.5%
Aerospace & Defense -- 6.0%
  (b)Aeroflex, Inc. ........................................          102,040       $   704,077
  (b)DRS Technologies, Inc. ................................           16,068           503,410
  United Industrial Corp. ..................................           21,731           347,696
  (b)Veridian Corp. ........................................           21,239           453,240
                                                                                    -----------
                                                                                      2,008,423
                                                                                    -----------
Airlines -- 0.5%
  SkyWest, Inc. ............................................           12,100           158,147
                                                                                    -----------
Automotive & Equipment -- 2.1%
(b)United Auto Group, Inc. .................................           55,376           690,539
                                                                                    -----------
Banks -- 3.3%
  First Community Bancorp...................................            6,000           197,586
  UCBH Holdings, Inc. ......................................           20,891           886,823
                                                                                    -----------
                                                                                      1,084,409
                                                                                    -----------
Building & Building Supplies -- 1.1%
  (b)Dominion Homes, Inc. ..................................            3,500            49,875
  (b)WCI Communities, Inc. .................................           30,467           310,763
                                                                                    -----------
                                                                                        360,638
                                                                                    -----------
Business & Consumer Services -- 8.7%
  (b)CACI International, Inc. Class A.......................            2,600            92,664
  (b)Career Education Corp. ................................            8,300           332,000
  (b)Corinthian Colleges, Inc. .............................            3,100           117,366
  (b)Corporate Executive Board Co. .........................            5,500           175,560
  (b)Education Management Corp. ............................            3,300           124,080
  (b)FTI Consulting, Inc. ..................................            5,700           228,855
  (b)Interactive Data Corp. ................................            6,700            92,125
  (b)ITT Educational Services, Inc. ........................            5,000           117,750
  (b)Kroll, Inc. ...........................................           28,158           537,255
  (b)Maximus, Inc. .........................................            5,600           146,160
  (b)Scan Source, Inc. .....................................            1,700            83,810
  (b)Scholastic Corp. ......................................            3,400           122,230
  Strayer Education, Inc. ..................................            3,000           172,500
  (b)TMP Worldwide, Inc. ...................................           34,453           389,663
  (b)Websense, Inc. ........................................            7,100           151,663
                                                                                    -----------
                                                                                      2,883,681
                                                                                    -----------
Business Services -- 2.2%
  (b)Costar Group, Inc. ....................................           10,500           193,725
  (b)Cross Country, Inc. ...................................            4,700            65,565

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Business Services (Continued)
  (b)Overture Services, Inc. ...............................           13,022       $   355,631
  (b)The Advisory Board Co. ................................            4,200           125,580
                                                                                    -----------
                                                                                        740,501
                                                                                    -----------
Chemicals & Allied Products -- 0.6%
  (b)Cabot Microelectronics Corp. ..........................            2,000            94,400
  (b)Symyx Technologies, Inc. ..............................            7,400            93,166
                                                                                    -----------
                                                                                        187,566
                                                                                    -----------
Communications -- 4.9%
  (b)Anaren Microwave, Inc. ................................           14,600           128,480
  (b)Covad Communications Group, Inc. ......................          199,224           187,271
  (b)Dobson Communications Corp. ...........................           20,154            44,540
  (b)Entercom Communications Corp. .........................            4,400           206,448
  Harris Corp. .............................................            7,800           205,140
  (b)Polycom, Inc. .........................................            8,600            81,872
  (b)Radio One, Inc. .......................................           24,346           355,938
  (b)Regent Communications, Inc. ...........................           42,623           251,902
  UTI Worldwide, Inc. ......................................            6,200           162,750
                                                                                    -----------
                                                                                      1,624,341
                                                                                    -----------
Computers -- 1.3%
  (b)Anteon International Corp. ............................            9,000           216,000
  (b)Foundry Networks, Inc. ................................           10,400            73,216
  (b)Silicon Graphics, Inc. ................................          118,835           134,284
                                                                                    -----------
                                                                                        423,500
                                                                                    -----------
Drugs & Health Care -- 9.0%
  (b)Adolor Corp. ..........................................           13,400           183,848
  (b)Amerigroup Corp. ......................................           29,101           882,052
  (b)Atrix Laboratories, Inc. ..............................            9,600           147,254
  (b)Connetics Corp. .......................................           14,700           176,694
  (b)Covance, Inc. .........................................            6,200           152,458
  (b)Medicis Pharmaceutical Corp. Class A ..................            5,800           288,086
  (b)NPS Pharmaceuticals, Inc. .............................            5,800           145,986
  (b)Pain Therapeutics, Inc. ...............................           12,700            30,353
  (b)Priority Healthcare Corp. Class B......................           31,727           736,066
  (b)Telik, Inc. ...........................................            9,800           114,268
  (b)Vertex Pharmaceuticals, Inc. ..........................            7,900           125,215
                                                                                    -----------
                                                                                      2,982,280
                                                                                    -----------
Electronics -- 4.5%
  (b)Cognex Corp. ..........................................            8,800           162,184
  (b)Cray, Inc. ............................................           38,678           296,660

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Electronics (Continued)
  (b)OSI Systems, Inc. .....................................            6,900       $   117,162
  (b)Photon Dynamics, Inc. .................................            2,500            57,000
  (b)Skyworks Solutions, Inc. ..............................           80,551           694,350
  (b)Wilson Greatbatch Technologies, Inc. ..................            5,600           163,520
                                                                                    -----------
                                                                                      1,490,876
                                                                                    -----------
Human Resources -- 1.5%
  (b)Hewitt Associates, Inc. Class A........................            5,800           183,802
  (b)Medical Staffing Network Holdings, Inc. ...............            8,900           142,400
  (b)On Assignment, Inc. ...................................            7,900            67,308
  (b)Resources Connection, Inc. ............................            4,700           109,087
                                                                                    -----------
                                                                                        502,597
                                                                                    -----------
Internet Service Providers -- 1.5%
  (b)Earthlink, Inc. .......................................           90,741           494,538
                                                                                    -----------
Media -- 0.5%
  (b)Cumulus Media, Inc. ...................................           10,200           151,674
                                                                                    -----------
Medical & Medical Services -- 2.4%
  (b)Biosite Diagnostics, Inc. .............................            3,700           125,874
  (b)Community Health Systems, Inc. ........................           10,000           205,900
  (b)Eclipsys Corp. ........................................           19,000           101,650
  (b)Gen-Probe, Inc. .......................................            7,700           183,252
  (b)Mid Atlantic Medical Services, Inc. ...................            5,100           165,240
                                                                                    -----------
                                                                                        781,916
                                                                                    -----------
Medical Equipment & Supplies -- 0.5%
  (b)Merit Medical Systems, Inc. ...........................            8,875           176,790
                                                                                    -----------
Multimedia -- 0.7%
  (b)Cox Radio, Inc. .......................................           10,100           230,381
                                                                                    -----------
Office Equipment & Supplies -- 1.2%
  (b)Moore Corp. Ltd. ......................................           44,196           402,184
                                                                                    -----------
Oil & Gas -- 8.5%
  (b)Cal Dive International, Inc. ..........................           11,800           277,300
  (b)Evergreen Resources, Inc. .............................           15,024           673,827
  (b)Grand Prideco, Inc. ...................................           38,844           452,144
  (b)Key Energy Services, Inc. .............................           14,000           125,580
  (b)Patterson-UTI Energy, Inc. ............................           20,331           613,386
  (b)Tom Brown, Inc. .......................................           20,392           511,839
  (b)Varco International, Inc. .............................            9,900           172,260
                                                                                    -----------
                                                                                      2,826,336
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Oil Equipment & Services -- 2.5%
  Rowan Cos., Inc...........................................           36,864       $   836,813
                                                                                    -----------
Restaurants -- 1.3%
  (b)California Pizza Kitchen, Inc. ........................            5,100           128,520
  (b)P.F. Chang's China Bistro, Inc. .......................            2,600            94,380
  (b)Panera Bread Co. ......................................            6,200           215,822
                                                                                    -----------
                                                                                        438,722
                                                                                    -----------
Retail Merchandising -- 6.5%
  (b)1-800-Flowers.Com, Inc. ...............................           58,776           367,350
  (b)Bebe Stores, Inc. .....................................            5,300            71,020
  (b)Casual Male Retail Group, Inc. ........................          134,890           522,024
  (b)Charlotte Russe Holding, Inc. .........................            8,000            84,880
  (b)Chico's FAS, Inc. .....................................            6,800           128,588
  (b)Gamestop Corp. Class A ................................           32,767           321,117
  (b)Hot Topic, Inc. .......................................            8,100           185,328
  (b)West Marine, Inc. .....................................           30,986           424,198
  (b)Wet Seal, Inc. ........................................            5,200            55,957
                                                                                    -----------
                                                                                      2,160,462
                                                                                    -----------
Semiconductors -- 9.4%
  (b)Atmi, Inc. ............................................           10,400           192,608
  (b)Axcelis Technologies, Inc. ............................           13,800            77,404
  (b)Cymer, Inc. ...........................................            6,700           216,075
  (b)Emulex Corp. ..........................................            9,500           176,225
  (b)Entegris, Inc. ........................................           20,400           210,120
  (b)Exar Corp. ............................................            9,400           116,560
  (b)Intersil Holding Corp. ................................           22,600           315,044
  (b)Lam Research Corp. ....................................           13,400           144,720
  (b)Pericom Semiconductor Corp. ...........................            5,300            44,043
  (b)Power Integrations, Inc. ..............................            5,600            95,200
  (b)Semtech Corp. .........................................           20,900           228,228
  (b)Varian Semiconductor Equipment, Inc. ..................           22,959           545,529
  (b)Virage Logic Corp. ....................................            8,900            89,267
  (b)Vitesse Semiconductor Corp. ...........................          324,982           710,086
                                                                                    -----------
                                                                                      3,161,109
                                                                                    -----------
Software -- 10.4%
  (b)Business Objectives SA ADR ............................            2,700            40,500
  (b)Cognos, Inc. ..........................................            2,200            51,590
  (b)Embarcadero Technologies, Inc. ........................            3,300            19,701
  Fair, Issac & Co., Inc. ..................................            1,200            51,240
  (b)Hyperion Solutions Corp. ..............................            1,700            43,639
  (b)Kana Software, Inc. ...................................           52,596           103,614

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                   SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Software (Continued)
  (b)Mercury Interactive Corp. .............................            2,300       $    68,195
  (b)Pinnacle Systems, Inc. ................................           12,600           171,486
  (b)Secure Computing Corp. ................................           50,891           326,211
  (b)SRA International, Inc. Class A .......................           31,651           857,426
  (b)United Online, Inc. ...................................           72,874         1,161,684
  (b)Verity, Inc. ..........................................           43,221           578,772
                                                                                    -----------
                                                                                      3,474,058
                                                                                    -----------
Technology -- 5.4%
  (b)Lexar Media, Inc. .....................................           82,863           519,551
  (b)Micrel, Inc. ..........................................           85,147           764,620
  (b)MTC Technologies, Inc. ................................            5,400           136,620
  (b)Network Associates, Inc. ..............................           12,500           201,125
  (b)Powerwave Technologies, Inc. ..........................           10,800            58,320
  (b)Rudolph Technologies, Inc. ............................            5,400           103,464
                                                                                    -----------
                                                                                      1,783,700
                                                                                    -----------
    TOTAL COMMON STOCKS.....................................                         32,056,181
                                                                                    -----------
SHORT TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................          331,985           331,985
                                                                                    -----------
    TOTAL SHORT TERM INVESTMENTS............................                            331,985
                                                                                    -----------
REPURCHASE AGREEMENT -- 3.3%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $1,110,538
    (Fully collaterialized by Freddie Mac & FNMB securities,
      Market Value $1,143,767)..............................       $1,110,453         1,110,453
                                                                                    -----------
    TOTAL REPURCHASE AGREEMENT..............................                          1,110,453
                                                                                    -----------
    (a)TOTAL INVESTMENTS -- 100.8% (COST $36,580,929).......                         33,498,619
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%.............                           (261,467)
                                                                                    -----------
NET ASSETS -- 100.0%........................................                        $33,237,152
                                                                                    ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

ADR  American Depositary Receipt

FNMB Federal National Mortgage Bank

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio(+)

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The All Pro Small Cap Value Portfolio delivered a -15.49% total return for the year ended December 31, 2002. The Portfolio underperformed its benchmark index, the Wilshire Small Value Index, which posted a total return of -7.59%.

     The following two sub-advisors perform day-to-day management of the Portfolio. The two firms employ a proven small cap value orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Sterling Capital Management                                         50%
Reams Asset Management                                              50%
                                                                   ---
Total Portfolio                                                    100%

     In 2002, value again outperformed growth in the domestic stock market. For the year ended December 31, 2002, the Wilshire Small Value Index was down -7.6% and the Russell 2000 Value Index(1) was down 11.4%. This compares to a decrease of 20.5% for the Russell 2000 and a decline of 30.3% for the Russell 2000 Growth Index(1). While the Market Street portfolio beat both the small cap and small cap growth indices, it did finish behind the small cap value indices for the year.

     The Portfolio's sector exposures were the primary driver of the underperformance relative to the value benchmark in 2002. Defensive sectors, such as REITs (+3.3%), finance (+2.8%), and utilities (-7.7%) performed very well amidst the uncertainty of economic weakness. We were underweight in these sectors during the year. Conversely, we were overweight in more cyclical sectors such as materials & processing (-12.9%), producer manufacturing (-15.2%), and industrial services (-18.4%). These sectors were particularly hard hit when it became apparent that the economy would not recover in 2002.*

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Manufacturing                                                      15%
Banks                                                               8%
Business & Consumer Services                                        8%
Building & Building Supplies                                        7%
Chemicals and Allied Products                                       7%

     Despite a disappointing 2002, we are very pleased with how well your Portfolio has held up during this current bear market. Since the end of February 2000, when the relative performance of the small cap value sector bottomed, your account has advanced over 32% compared with a 21% increase for the

Wilshire Small Value Index, a 20% advance for the Russell 2000 Value Index, and a 31% decline for the Russell 2000 Index. For reference, the S&P 500(1) returned -33% and the NASDAQ(1) declined 72% over the same time period. Looking forward, we are increasingly confident that your Portfolio should benefit from in any market advance. Anecdotally, when the market senses a pick-up in economic activity, the Portfolio responds well.

(1) The Russell 2000 Index, the Russell 2000 Value Index and the Russell 2000 Growth Index are comprised of 2,000 select securities found in the Russell Universe. These securities represent less-than-average growth orientation, low price-to-book, and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values, respectively. The S&P 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock exchange, and is considered a measure of the U.S. stock market as a whole. The Nasdaq Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and ADR's. These indices are unmanaged and do not reflect the fees associated with a mutual fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.
                       ALL PRO SMALL CAP VALUE PORTFOLIO
[Line Graph]

                                                                            FUND                       WILSHIRE SMALL VALUE
                                                                            ----                       --------------------
5/4/98                                                                     10000                              10000
98                                                                          8250                               8825
99                                                                          7586                               7738
00                                                                          9170                               8598
01                                                                         10344                              10330
02                                                                          8742                               9546

                          Average Annual Total Return

             Since
           Inception
  1 Year    5/4/98
  -------  ---------
  -15.49%  -2.84%

                           Past performance is not predictive of future results.

     The Wilshire Small Value Index measures small cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities chosen from the Wilshire Small Cap 1750 Index that meet Wilshire's definition of value. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(+) Small-Capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
Agriculture -- 1.6%
  Delta & Pine Land Co. ....................................          31,650        $   645,977
                                                                                    -----------
Apparel -- 1.5%
  (b)Footstar, Inc. ........................................          35,500            247,080
  Kellwood Co. .............................................           8,925            232,050
  (b)Unifi, Inc. ...........................................          20,750            108,938
                                                                                    -----------
                                                                                        588,068
                                                                                    -----------
Automotive & Equipment -- 2.2%
  Speedway Motorsports, Inc. ...............................          33,300            858,474
                                                                                    -----------
Banks -- 7.9%
  Bank of Hawaii Corp. .....................................          18,350            557,657
  Brookline Bancorp, Inc. ..................................          24,500            291,550
  Colonial BancGroup, Inc. .................................          27,600            329,268
  Commercial Federal Corp. .................................          35,350            825,422
  First Financial Bancorp...................................           7,450            122,113
  (b)Local Financial Corp. .................................          23,900            350,135
  (b)Silicon Valley Bancshares..............................          15,125            276,031
  Sovereign Bancorp, Inc. ..................................          23,500            330,175
                                                                                    -----------
                                                                                      3,082,351
                                                                                    -----------
Broadcasting & Publishing -- 5.6%
  (b)American Greetings Corp. Class A.......................          48,275            762,745
  Banta Corp. ..............................................          15,300            478,431
  Bowne & Co., Inc. ........................................          19,825            236,909
  Hollinger International, Inc. ............................          58,225            591,566
  (b)Proquest Co. ..........................................           6,000            117,600
                                                                                    -----------
                                                                                      2,187,251
                                                                                    -----------
Building & Building Supplies -- 7.3%
  Clayton Homes, Inc. ......................................          49,900            607,782
  (b)Dycom Industries, Inc. ................................          40,000            530,000
  (b)NCI Building Systems, Inc. ............................          21,800            475,676
  Texas Industries, Inc. ...................................          35,550            863,865
  York International Corp. .................................          16,200            414,234
                                                                                    -----------
                                                                                      2,891,557
                                                                                    -----------
Business & Consumer Services -- 7.6%
  Black Box Corp. ..........................................           9,700            434,560
  (b)CDI Corp. .............................................           7,100            191,558
  (b)CSG Systems International, Inc. .......................          35,050            478,433
  (b)Maximus, Inc. .........................................          23,200            605,520

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Business & Consumer Services (Continued)
  (b)MPS Group, Inc. .......................................          83,100        $   460,374
  Wallace Computer Services, Inc. ..........................          35,825            770,595
                                                                                    -----------
                                                                                      2,941,040
                                                                                    -----------
Chemicals -- 1.1%
  Tredegar Industries, Inc. ................................          29,100            436,500
                                                                                    -----------
Chemicals & Allied Products -- 6.6%
  Albemarle Corp. ..........................................          16,100            458,045
  (b)Cytec Industries, Inc. ................................          28,775            784,982
  Ferro Corp. ..............................................          17,500            427,525
  Millennium Chemicals, Inc. ...............................          43,175            411,026
  Spartech Corp. ...........................................          25,800            532,254
                                                                                    -----------
                                                                                      2,613,832
                                                                                    -----------
Communications -- 2.2%
  (b)Andrew Corp. ..........................................          62,400            641,472
  (b)CommScope, Inc. .......................................          30,150            238,185
                                                                                    -----------
                                                                                        879,657
                                                                                    -----------
Consumer Products -- 1.0%
  Blyth, Inc. ..............................................          14,450            386,682
                                                                                    -----------
Drugs & Healthcare -- 1.3%
  Datascope Corp. ..........................................           8,400            208,328
  (b)RehabCare Group, Inc. .................................          16,400            312,912
                                                                                    -----------
                                                                                        521,240
                                                                                    -----------
Electronics -- 0.6%
  CTS Corp. ................................................          31,000            240,250
                                                                                    -----------
Energy -- 0.9%
  Massey Energy Co. ........................................          36,100            350,892
                                                                                    -----------
Entertainment -- 1.3%
  (b)Gaylord Entertainment Co. .............................          25,700            529,420
                                                                                    -----------
Finance -- 1.7%
  (b)FirstFed Financial Corp. ..............................          13,700            396,615
  Waypoint Financial Corp. .................................          15,600            277,680
                                                                                    -----------
                                                                                        674,295
                                                                                    -----------
Finance - Investment & Other -- 1.7%
  Waddell & Reed Financial, Inc. ...........................          34,815            684,811
                                                                                    -----------
Food & Food Distributors -- 0.9%
  Sensient Technologies Corp. ..............................          15,000            337,050
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Home Furnishings -- 2.4%
  Ethan Allen Interiors, Inc. ..............................          11,500        $   395,255
  (b)Furniture Brands International, Inc. ..................          23,500            560,475
                                                                                    -----------
                                                                                        955,730
                                                                                    -----------
Insurance -- 2.1%
  Phoenix Cos., Inc. .......................................          49,525            376,390
  (b)ProAssurance Corp. ....................................          16,200            340,200
  (b)Stewart Information Services Corp. ....................           4,500             96,255
                                                                                    -----------
                                                                                        812,845
                                                                                    -----------
Internet Service Providers -- 0.9%
  (b)Earthlink, Inc. .......................................          66,650            363,243
                                                                                    -----------
Machinery & Instrumentation -- 2.4%
  (b)Joy Global, Inc. ......................................          36,600            412,116
  Snap-On, Inc. ............................................          18,700            525,657
                                                                                    -----------
                                                                                        937,773
                                                                                    -----------
Manufacturing -- 14.7%
  Acuity Brands, Inc. ......................................          47,775            646,873
  Belden, Inc. .............................................          39,825            606,137
  Brady Corp. Class A.......................................          18,925            631,149
  Crane Co. ................................................          23,575            469,850
  Hon Industries, Inc. .....................................          17,300            489,244
  JLG Industries, Inc. .....................................          84,975            639,861
  (b)Kemet Corp. ...........................................          36,600            319,884
  National Service Industries, Inc. ........................           6,737             48,372
  Pittston Brink's Group....................................          24,075            444,906
  Precision Castparts Corp. ................................          16,500            400,125
  Quanex Corp. .............................................           8,450            283,075
  Rayonier, Inc. ...........................................          14,525            657,255
  (b)SPS Technologies, Inc. ................................           5,175            122,906
                                                                                    -----------
                                                                                      5,759,637
                                                                                    -----------
Manufacturing Equipment -- 0.6%
  (b)Paxar Corp. ...........................................          15,900            234,525
                                                                                    -----------
Medical Equipment & Supplies -- 4.5%
  (b)Del Global Technologies Corp. .........................             164                410
  (b)Dendrite International, Inc. ..........................          66,575            497,315
  (b)Edwards Lifesciences Corp. ............................          10,375            264,251
  (b)Haemonetics Corp. .....................................          31,550            677,063
  (b)VISX, Inc. ............................................          36,075            345,599
                                                                                    -----------
                                                                                      1,784,638
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Oil & Gas -- 3.5%
  (b)Forest Oil Corp. ......................................           9,500        $   262,675
  Noble Energy, Inc. .......................................          16,500            619,575
  Vectren Corp. ............................................          22,300            512,900
                                                                                    -----------
                                                                                      1,395,150
                                                                                    -----------
Paper & Related Products -- 0.7%
  (b)Buckeye Technologies, Inc. ............................          46,200            284,130
                                                                                    -----------
Real Estate -- 0.8%
  (b)Avatar Holdings, Inc. .................................          13,600            312,800
                                                                                    -----------
Retail Food Chains -- 0.8%
  (b)IHOP Corp. ............................................          13,400            321,600
                                                                                    -----------
Retail Merchandising -- 4.3%
  Casey's General Stores, Inc. .............................          47,700            582,417
  (b)Champion Enterprises, Inc. ............................         122,500            349,125
  (b)Tommy Hilfiger Corp. ..................................          39,000            271,050
  (b)Zale Corp. ............................................          15,125            482,488
                                                                                    -----------
                                                                                      1,685,080
                                                                                    -----------
Semiconductors -- 0.9%
  (b)Axcelis Technologies, Inc. ............................          64,700            362,902
                                                                                    -----------
Software -- 1.4%
  (b)Concerto Software, Inc. ...............................          22,900            154,575
  (b)MSC Software Corp. ....................................          38,100            294,132
  (b)Progress Software Corp. ...............................           8,575            111,046
                                                                                    -----------
                                                                                        559,753
                                                                                    -----------
Sporting Goods -- 1.3%
  Callaway Golf Co. ........................................          38,325            507,806
                                                                                    -----------
Technology -- 1.6%
  (b)American Bank Note Holographics, Inc. .................              87                 64
  (b)BE Aerospace, Inc. ....................................          55,200            200,928
  (b)Credence Systems Corp. ................................          30,200            281,765
  (b)Dionex Corp. ..........................................           4,550            135,181
                                                                                    -----------
                                                                                        617,938
                                                                                    -----------
Transportation -- 1.9%
  (b)Arkansas Best Corp. ...................................          11,500            298,782
  U.S. Freightways Corp. ...................................          15,900            457,125
                                                                                    -----------
                                                                                        755,907
                                                                                    -----------
    TOTAL COMMON STOCKS.....................................                         38,500,804
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................         393,022        $   393,022
                                                                                    -----------
    TOTAL SHORT TERM INVESTMENTS............................                            393,022
                                                                                    -----------
REPURCHASE AGREEMENT -- 0.4%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $174,783 (Fully collateralized by FARM
    Securities, Market Value $180,013)......................        $174,770            174,770
                                                                                    -----------
    TOTAL REPURCHASE AGREEMENT..............................                            174,770
                                                                                    -----------
WARRANTS -- 0.0%
Medical Equipment & Supplies -- 0.0%
  (b)Del Global Tech Corp. .................................              66                 20
                                                                                    -----------
Technology -- 0.0%
  (b)American Bank Note Holographics, Inc. .................              51                  0
                                                                                    -----------
    TOTAL WARRANTS..........................................                                 20
                                                                                    -----------
    (a)TOTAL INVESTMENTS -- 99.2% (COST $45,940,513)........                         39,068,616
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%...............                            303,427
                                                                                    -----------
NET ASSETS -- 100.0%........................................                        $39,372,043
                                                                                    ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

FARM Federal Adjustable Rate Mortgage

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The Market Street Equity 500 Index Portfolio's total return during the 12 months ended December 31, 2002 was -22.31%. The Fund's benchmark, the S&P 500 Index, posted a -22.10% return. State Street Global Investments has managed the Fund since its inception on February 7, 2000.

     The S&P 500 posted its worst loss since 1974, and endured its third consecutive annual loss for the first time since 1941, despite rebounding 8.44% during the fourth quarter. Concerns about the economy, corporate governance, terrorism, and war with Iraq weighed heavily on the markets in 2002.

     For the year, most market sectors posted losses. Telecommunications and technology, the best performers during the fourth quarter, lost more than 34% and 37%, respectively, for the year. Information technology alone accounted for a 6% decline in the broad index. The best-performing sectors were materials and consumer staples, which together accounted for less than a 1% decline in the index. There were 25 sector turnovers during the year, down from 30 in 2001 and 58 in 2000.

     Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Drugs & Health Care                                                12%
Banks                                                               7%
Finance                                                             7%
Communication                                                       6%
Retail Merchandising                                                6%
Oil & Gas                                                           6%

     The Portfolio is passively managed to replicate the S&P 500 Index by holding each company in the Index at its approximate capitalization weight. This strategy allows the fund to closely mirror the performance of the S&P 500 Index, although minor differences may occur, caused by factors such as Portfolio cash flow and trading expenses.

     The Portfolio will continue to remain fully invested in the S&P 500 Index. Thus, Portfolio performance will be dictated by the performance of the S&P 500 index.

[THE EQUITY 500 INDEX PORTFOLIO PERFORMANCE GRAPH]

                                                                            FUND                             S&P 500
                                                                            ----                             -------
2/7/00                                                                    10000.00                           10000.00
00                                                                         9360.00                            9570.00
01                                                                         8214.00                            8433.00
02                                                                         6381.00                            6569.00

                          Average Annual Total Return

             Since
           Inception
  1 Year    2/7/00
  -------  ---------
  -22.31%  -14.36%

Past performance is not predictive of future results.

     The S&P 500 Index is a widely recognized index of 500 common stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Equity 500 Index Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%
Aerospace & Defense -- 1.7%
  Boeing Co. ...............................................       24,162    $    797,104
  General Dynamics Corp. ...................................        5,800         460,346
  Goodrich Corp. ...........................................        3,200          58,624
  Lockheed Martin Corp. ....................................       13,100         756,525
  Northrop Grumman Corp. ...................................        5,331         517,107
  Raytheon Co. .............................................       11,500         353,625
  Rockwell Collins, Inc. ...................................        5,014         116,626
  United Technologies Corp..................................       13,600         842,384
                                                                             ------------
                                                                                3,902,341
                                                                             ------------
Agricultural Operations -- 0.1%
  Monsanto Co...............................................        7,295         140,429
                                                                             ------------
Airlines -- 0.2%
  (b)AMR Corp. .............................................        4,600          30,360
  Delta Air Lines, Inc......................................        3,800          45,980
  Southwest Airlines Co.....................................       22,050         306,495
                                                                             ------------
                                                                                  382,835
                                                                             ------------
Apparel -- 0.4%
  (b)Jones Apparel Group, Inc. .............................        3,700         131,128
  Limited, Inc..............................................       15,200         211,736
  Liz Claiborne, Inc........................................        2,900          85,985
  Nike, Inc. Class B........................................        7,700         342,419
  (b)Reebok International Ltd. .............................        1,700          49,980
  VF Corp...................................................        3,200         115,360
                                                                             ------------
                                                                                  936,608
                                                                             ------------
Automobiles -- 0.5%
  Ford Motor Co. ...........................................       52,832         491,338
  General Motors Corp. .....................................       15,952         587,990
                                                                             ------------
                                                                                1,079,328
                                                                             ------------
Automotive -- 0.1%
  (b)AutoZone, Inc. ........................................        2,800         197,820
                                                                             ------------
Automotive & Equipment -- 0.4%
  Cooper Tire & Rubber Co. .................................        1,800          27,612
  Dana Corp. ...............................................        4,300          50,568
  Delphi Automotive Systems Corp. ..........................       16,000         128,800
  Genuine Parts Co. ........................................        5,000         154,000
  Goodyear Tire & Rubber Co. ...............................        4,800          32,688
  Harley-Davidson, Inc. ....................................        8,700         401,940
  (b)Navistar International Corp. ..........................        1,500          36,465

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Automotive & Equipment (Continued)
  Paccar, Inc. .............................................        3,350    $    154,536
  Visteon Corp. ............................................        3,723          25,912
                                                                             ------------
                                                                                1,012,521
                                                                             ------------
Banks -- 7.0%
  AmSouth Bancorp...........................................       10,000         192,000
  Bank of America Corp. ....................................       43,049       2,994,919
  Bank of New York Co., Inc. ...............................       20,928         501,435
  Bank One Corp. ...........................................       33,600       1,228,080
  BB&T Corp. ...............................................       14,000         517,860
  Comerica, Inc. ...........................................        4,900         211,876
  Fifth Third Bancorp.......................................       16,585         971,052
  First Tennessee National Corp. ...........................        3,800         136,572
  Golden West Financial Corp. ..............................        4,500         323,145
  Huntington Bancshares, Inc. ..............................        6,710         125,544
  J.P. Morgan Chase & Co. ..................................       57,093       1,370,232
  KeyCorp. .................................................       12,400         311,736
  Marshall & Ilsley Corp. ..................................        6,000         164,280
  Mellon Financial Corp. ...................................       12,400         323,764
  National City Corp. ......................................       17,700         483,564
  Northern Trust Corp. .....................................        6,500         227,825
  PNC Bank Corp. ...........................................        8,100         339,390
  Regions Financial Corp. ..................................        6,200         206,832
  SouthTrust Corp. .........................................       10,100         250,985
  SunTrust Banks, Inc. .....................................        8,200         466,744
  Synovus Financial Corp. ..................................        8,700         168,780
  U.S. Bancorp..............................................       54,668       1,160,055
  Union Planters Corp. .....................................        5,600         157,584
  Wachovia Corp. ...........................................       39,200       1,428,448
  Wells Fargo Co. ..........................................       48,459       2,271,273
  Zions Bancorp.............................................        2,700         106,242
                                                                             ------------
                                                                               16,640,217
                                                                             ------------
Beverages -- 3.0%
  Adolph Coors Co. .........................................        1,100          67,375
  Anheuser-Busch Companies, Inc. ...........................       24,543       1,187,881
  Brown-Forman Corp. .......................................        1,900         124,184
  Coca-Cola Co. ............................................       71,312       3,124,892
  Coca-Cola Enterprises, Inc. ..............................       12,600         273,672

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Beverages (Continued)
  Pepsi Bottling Group, Inc. ...............................        8,300    $    213,310
  PepsiCo, Inc. ............................................       49,830       2,103,823
                                                                             ------------
                                                                                7,095,137
                                                                             ------------
Broadcasting & Publishing -- 1.1%
  (b)American Greetings Corp. Class A.......................        2,000          31,600
  (b)Clear Channel Communications, Inc. ....................       17,500         652,575
  Donnelley (R.R.) & Sons Co. Class A.......................        3,300          71,841
  Dow Jones & Company, Inc. ................................        2,500         108,075
  Gannett, Inc. ............................................        7,600         545,680
  Knight-Ridder, Inc. ......................................        2,400         151,800
  McGraw-Hill Cos., Inc. ...................................        5,600         338,464
  Meredith Corp. ...........................................        1,500          61,665
  New York Times Co. .......................................        4,200         192,066
  Tribune Co. ..............................................        8,964         407,503
                                                                             ------------
                                                                                2,561,269
                                                                             ------------
Building & Building Supplies -- 0.3%
  (b)American Standard Cos., Inc. ..........................        2,000         142,280
  Centex Corp. .............................................        1,800          90,360
  KB Home...................................................        1,500          64,275
  Masco Corp. ..............................................       14,081         296,405
  Pulte Corp. ..............................................        1,700          81,379
  Vulcan Materials Co. .....................................        2,792         104,700
                                                                             ------------
                                                                                  779,399
                                                                             ------------
Business & Consumer Services -- 2.4%
  (b)Apollo Group, Inc. ....................................        5,100         224,400
  Automatic Data Processing, Inc. ..........................       17,108         671,489
  (b)Cendant Corp. .........................................       30,100         315,448
  Cintas Corp. .............................................        5,000         228,750
  (b)Concord EFS, Inc. .....................................       14,600         229,804
  (b)Convergys Corp. .......................................        5,300          80,295
  Deluxe Corp. .............................................        1,700          71,570
  (b)eBay, Inc. ............................................        9,000         610,380
  Electronic Data Systems Corp. ............................       14,000         258,020
  Fedex Corp. ..............................................        8,600         466,292
  First Data Corp. .........................................       21,700         768,396
  (b)Fiserv, Inc. ..........................................        5,450         185,028
  Fluor Corp. ..............................................        2,300          64,400
  Interpublic Group of Cos., Inc. ..........................       11,100         156,288
  Moody's Corp. ............................................        4,354         179,777

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  Omnicom Group, Inc. ......................................        5,300    $    342,380
  PerkinElmer, Inc. ........................................        3,500          28,875
  Pitney Bowes, Inc. .......................................        6,900         225,354
  (b)Quintiles Transnational Corp. .........................        3,600          43,560
  (b)Robert Half International, Inc. .......................        4,900          78,939
  (b)TMP Worldwide, Inc. ...................................        3,400          38,454
  W.W. Grainger, Inc. ......................................        2,600         134,030
  (b)Yahoo!, Inc. ..........................................       17,000         277,950
                                                                             ------------
                                                                                5,679,879
                                                                             ------------
Casinos & Gambling -- 0.1%
  (b)International Game Technology, Inc. ...................        2,400         182,208
                                                                             ------------
Chemicals & Allied Products -- 1.4%
  Air Products & Chemicals, Inc. ...........................        6,500         277,875
  Dow Chemical Co. .........................................       26,466         786,040
  Du Pont (E.I.) de Nemours & Co. ..........................       28,400       1,204,160
  Eastman Chemical Co. .....................................        2,300          84,571
  Ecolab, Inc. .............................................        3,800         188,100
  Engelhard Corp. ..........................................        3,900          87,165
  Great Lakes Chemical Corp. ...............................        1,500          35,820
  (b)Hercules, Inc. ........................................        3,200          28,160
  Praxair, Inc. ............................................        4,600         265,742
  Rohm & Haas Co. ..........................................        6,200         201,376
  Sigma Aldrich Corp. ......................................        2,100         102,270
                                                                             ------------
                                                                                3,261,279
                                                                             ------------
Communications -- 6.1%
  (b)ADC Telecommunications, Inc. ..........................       23,700          49,533
  ALLTEL Corp. .............................................        9,000         459,000
  (b)Andrew Corp. ..........................................        2,600          26,728
  (b)AOL Time Warner, Inc. .................................      129,221       1,692,795
  AT&T Corp. ...............................................       22,162         578,650
  (b)AT&T Wireless Services, Inc. ..........................       78,015         440,785
  (b)Avaya, Inc. ...........................................        8,966          21,967
  BellSouth Corp. ..........................................       53,600       1,386,632
  CenturyTel, Inc. .........................................        3,900         114,582
  (b)Ciena Corp. ...........................................       10,939          56,226
  (b)Citizens Communications Co. ...........................        8,200          86,510
  (b)Comcast Corp. Class A, Non-Voting......................       66,048       1,556,751
  (b)Comverse Technology, Inc. .............................        5,300          53,106
  (b)Corning, Inc. .........................................       34,700         114,857
  (b)JDS Uniphase Corp. ....................................       39,300          97,071

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  (b)Lucent Technologies, Inc. .............................       96,300    $    121,338
  (b)Nextel Communications, Inc. Non-Voting.................       28,300         326,865
  (b)Qualcomm, Inc. ........................................       22,800         829,692
  (b)Qwest Communications International, Inc. ..............       50,023         250,115
  SBC Communications, Inc. .................................       95,158       2,579,733
  Scientifi-Atlanta, Inc. ..................................        4,900          58,114
  Sprint Corp. .............................................       25,400         367,792
  (b)Sprint Corp., PCS Group................................       29,800         130,524
  (b)Tellabs, Inc. .........................................       12,600          91,602
  (b)Univision Communications, Inc. Class A.................        6,800         166,600
  Verizon Communications, Inc. .............................       78,402       3,038,078
                                                                             ------------
                                                                               14,695,646
                                                                             ------------
Computers -- 5.1%
  (b)Apple Computer, Inc. ..................................       10,600         151,898
  (b)Cisco Systems, Inc. ...................................      207,057       2,712,447
  (b)Computer Sciences Corp. ...............................        4,900         168,805
  (b)Dell Computer Corp. ...................................       74,200       1,984,108
  (b)Electronic Arts, Inc. .................................        4,000         199,080
  (b)EMC Corp. .............................................       63,800         391,732
  (b)Gateway, Inc. .........................................        9,900          31,086
  Hewlett Packard Co. ......................................       88,200       1,531,152
  International Business Machines Corp. ....................       48,517       3,760,067
  (b)Lexmark International, Inc. ...........................        3,500         211,750
  (b)NCR Corp. .............................................        2,900          68,846
  (b)Network Appliance, Inc. ...............................        9,200          92,000
  (b)Siebel Systems, Inc. ..................................       13,500         100,980
  (b)Sun Microsystems, Inc. ................................       92,456         287,538
  Symbol Technologies, Inc..................................        6,600          54,252
  (b)Unisys Corp. ..........................................        9,600          95,040
  (b)Veritas Software Corp. ................................       11,900         185,878
                                                                             ------------
                                                                               12,026,659
                                                                             ------------
Consumer Products -- 2.8%
  Avon Products, Inc. ......................................        6,900         371,703
  BemisCo., Inc. ...........................................        1,600          79,408
  Black & Decker Corp. .....................................        2,300          98,647
  Clorox Co. (The)..........................................        6,199         255,709
  Colgate-Palmolive Co. ....................................       15,461         810,620
  Fortune Brands, Inc. .....................................        4,300         199,993
  Ingersoll Rand Co. .......................................        5,000         215,300
  Kimberly-Clark Corp. .....................................       14,900         707,303

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products (Continued)
  Maytag Corp. .............................................        2,400    $     68,400
  Newell Rubbermaid, Inc. ..................................        7,500         227,475
  Pall Corp. ...............................................        3,700          61,716
  Stanley Works, Inc. ......................................        2,300          79,534
  The Procter & Gamble Co. .................................       37,221       3,198,773
  Tupperware Corp. .........................................        1,700          25,636
  Whirlpool Corp. ..........................................        2,000         104,440
                                                                             ------------
                                                                                6,504,657
                                                                             ------------
Containers -- 0.0%
  Ball Corp.................................................        1,500          76,785
                                                                             ------------
Cosmetics/Toiletries -- 0.5%
  Alberto-Culver Co. Class B................................        1,700          85,680
  Gillette Co. .............................................       30,400         922,944
  International Flavor & Fragrances, Inc. ..................        2,700          94,770
                                                                             ------------
                                                                                1,103,394
                                                                             ------------
Drugs & Health Care -- 12.0%
  Abbott Laboratories.......................................       44,667       1,786,680
  Allergan, Inc. ...........................................        3,700         213,194
  Amerisource Bergen Corp. .................................        2,954         160,432
  Bausch & Lomb, Inc. ......................................        1,600          57,600
  Baxter International, Inc.................................       17,000         476,000
  Becton Dickinson & Co. ...................................        7,400         227,106
  (b)Biogen, Inc. ..........................................        4,121         165,087
  Bristol-Myers Squibb Co. .................................       55,662       1,288,575
  Cardinal Health, Inc. ....................................       12,653         748,931
  (b)Chiron Corp. ..........................................        5,200         195,520
  CVS Corp. ................................................       11,154         278,515
  Eli Lilly & Co. ..........................................       32,170       2,042,795
  (b)Forest Laboratories, Inc. .............................        5,300         520,566
  HCA, Inc. ................................................       14,600         605,900
  Health Management Associates, Inc. Class A................        6,800         121,720
  (b)Health South Corp. ....................................       11,100          46,620
  (b)Humana, Inc. ..........................................        5,000          50,000
  IMS Health, Inc. .........................................        7,800         124,800
  Johnson & Johnson.........................................       85,211       4,576,683
  (b)King Pharmaceuticals, Inc. ............................        7,033         120,897
  McKesson HBOC, Inc. ......................................        8,200         221,646
  (b)Medimmune, Inc. .......................................        7,009         190,435
  Merck & Co., Inc. ........................................       64,364       3,643,646
  Pfizer, Inc. .............................................      176,792       5,404,531

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  Pharmacia Corp. ..........................................       36,978    $  1,545,680
  Schering Plough Corp. ....................................       41,800         927,960
  (b)Tenet Healthcare Corp. ................................       14,000         229,600
  UnitedHealth Group, Inc. .................................        8,761         731,544
  (b)Watson Pharmaceutical, Inc. ...........................        3,200          90,464
  (b)Wellpoint Health Networks, Inc. .......................        4,400         313,104
  Wyeth.....................................................       37,900       1,417,460
                                                                             ------------
                                                                               28,523,691
                                                                             ------------
Electronics -- 4.1%
  (b)Advanced Micro Devices, Inc. ..........................       10,000          64,600
  (b)Agilent Technologies, Inc. ............................       13,837         248,513
  (b)American Power Conversion Corp. .......................        6,000          90,900
  General Electric Co. .....................................      285,648       6,955,528
  Johnson Controls, Inc. ...................................        2,500         200,425
  Molex, Inc. ..............................................        5,625         129,600
  Motorola, Inc. ...........................................       66,000         570,900
  (b)Power-One, Inc. .......................................        2,300          13,041
  Radioshack Corp. .........................................        5,100          95,574
  Rockwell International Corp. .............................        5,600         115,976
  (b)Sanmina Corp. .........................................       16,100          72,289
  (b)Solectron Corp. .......................................       24,600          87,330
  (b)Tektronix, Inc. .......................................        2,800          50,932
  (b)Teradyne, Inc. ........................................        5,500          71,555
  Texas Instruments, Inc. ..................................       50,000         750,500
  (b)Thomas & Betts Corp. ..................................        1,700          28,730
  (b)Xilinx, Inc. ..........................................        9,800         201,880
                                                                             ------------
                                                                                9,748,273
                                                                             ------------
Entertainment -- 0.4%
  Walt Disney Co. ..........................................       58,700         957,397
                                                                             ------------
Finance -- 6.5%
  AMBAC Financial Group, Inc. ..............................        2,950         165,908
  American Express Co. .....................................       38,000       1,343,300
  Bear Stearns Cos., Inc. ..................................        2,800         166,320
  Capital One Financial Corp. ..............................        6,500         193,180
  Citigroup, Inc. ..........................................      147,354       5,185,387
  Countrywide Credit Industries, Inc. ......................        3,600         185,940
  Equifax, Inc. ............................................        4,300          99,502
  FleetBoston Financial Corp. ..............................       30,512         741,442
  Franklin Resources, Inc. .................................        7,300         248,784
  H&R Block, Inc. ..........................................        5,300         213,060

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance (Continued)
  Hartford Financial Services Group, Inc. ..................        7,500    $    340,725
  Household International, Inc. ............................       13,900         386,559
  Lehman Brothers Holdings, Inc. ...........................        6,967         371,271
  MBNA Corp. ...............................................       36,650         697,083
  Merrill Lynch & Co. ......................................       24,800         941,160
  Morgan Stanley Dean Witter & Co. .........................       31,000       1,237,520
  North Fork Bancorp, Inc. .................................        4,700         158,578
  Paychex, Inc. ............................................       10,750         299,925
  (b)Providian Financial Corp. .............................        8,800          57,112
  Prudential Financial, Inc. ...............................       16,500         523,710
  SLM Corp. ................................................        4,400         456,984
  State Street Corp. .......................................        9,300         362,700
  Stilwell Financial, Inc. .................................        6,200          81,034
  T Rowe Price Group, Inc. .................................        3,300          90,024
  Washington Mutual, Inc. ..................................       27,115         936,281
                                                                             ------------
                                                                               15,483,489
                                                                             ------------
Finance - Investment & Other -- 1.9%
  Charter One Financial, Inc. ..............................        6,378         183,240
  Fannie Mae................................................       28,586       1,838,937
  Freddie Mac...............................................       19,900       1,175,095
  Goldman Sachs Group, Inc. ................................       13,700         932,970
  Schwab (Charles) Corp. ...................................       39,450         428,033
                                                                             ------------
                                                                                4,558,275
                                                                             ------------
Food & Food Distributors -- 2.0%
  Albertson's, Inc. ........................................       10,659         237,269
  Archer-Daniels Midland Co. ...............................       18,537         229,859
  Campbell Soup Co. ........................................       11,600         272,252
  ConAgra, Inc. ............................................       15,500         387,655
  (b)Del Monte Foods Co. ...................................            0(c)            2
  General Mills, Inc. ......................................       10,600         497,670
  Heinz (H.J.) Co. .........................................       10,200         335,274
  Hershey Foods Corp. ......................................        4,000         269,760
  Kellogg Co. ..............................................       11,800         404,386
  (b)Kroger Co. ............................................       21,800         336,810
  (b)Safeway, Inc. .........................................       12,400         289,664
  Sara Lee Corp. ...........................................       22,429         504,877
  Sysco Corp. ..............................................       18,900         563,031
  Wrigley (Wm.) Jr., Co. ...................................        6,400         351,232
                                                                             ------------
                                                                                4,679,741
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Forestry -- 0.1%
  Plum Creek Timber Co, Inc. ...............................        5,124    $    120,926
                                                                             ------------
Hotels & Restaurants -- 0.3%
  (b)Harrah's Entertainment, Inc. ..........................        3,100         122,760
  Hilton Hotels Corp. ......................................       10,400         132,184
  Marriott International, Inc. Class A......................        7,100         233,377
  Starwood Hotels & Resorts Worldwide, Inc. ................        5,800         137,692
                                                                             ------------
                                                                                  626,013
                                                                             ------------
Industrial Conglomerate -- 0.6%
  3M Co. ...................................................       11,219       1,383,303
                                                                             ------------
Industrial Diversified -- 0.1%
  Parker-Hannifin Corp. ....................................        3,500         161,455
  Sherwin-Williams Co. .....................................        4,100         115,825
                                                                             ------------
                                                                                  277,280
                                                                             ------------
Insurance -- 4.7%
  ACE Ltd. .................................................        7,412         217,468
  Aetna, Inc. ..............................................        4,300         176,816
  AFLAC, Inc. ..............................................       14,800         445,776
  Allstate Corp. ...........................................       20,300         750,897
  American International Group, Inc. .......................       74,868       4,331,114
  Aon Corp. ................................................        9,300         175,677
  Chubb Corp. ..............................................        4,900         255,780
  Cigna Corp. ..............................................        4,100         168,592
  Cincinnati Financial Corp. ...............................        4,800         180,240
  Jefferson-Pilot Corp. ....................................        3,981         151,716
  John Hancock Financial Services, Inc. ....................        8,400         234,360
  Lincoln National Corp. ...................................        5,200         164,216
  Loews Corp. ..............................................        5,367         238,617
  Marsh & McLennan Cos., Inc. ..............................       15,400         711,634
  MBIA, Inc. ...............................................        4,350         190,791
  MetLife, Inc. ............................................       20,000         540,800
  MGIC Investment Corp. ....................................        2,800         115,640
  Principal Financial Group.................................        9,900         298,287
  Progressive Corp. ........................................        6,300         312,669
  Safeco Corp. .............................................        4,100         142,147
  St. Paul Cos., Inc. ......................................        6,300         214,515
  Torchmark Corp. ..........................................        3,500         127,855
  (b)Travelers Property Casualty Corp. Class B..............       28,586         418,785

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance (Continued)
  UnumProvident Corp. ......................................        6,800    $    119,272
  XL Capital Ltd. Class A...................................        4,000         309,000
                                                                             ------------
                                                                               10,992,664
                                                                             ------------
Leisure & Amusements -- 0.1%
  Mattel, Inc. .............................................       12,600         241,290
                                                                             ------------
Leisure & Entertainment -- 0.2%
  Carnival Corp. Class A....................................       16,700         416,665
                                                                             ------------
Leisure & Recreation Products -- 0.0%
  Brunswick Corp. ..........................................        2,800          55,608
                                                                             ------------
Machinery & Heavy Equipment -- 0.4%
  Caterpillar, Inc. ........................................        9,900         452,628
  Deere & Co. ..............................................        6,700         307,195
  Dover Corp. ..............................................        5,900         172,044
  (b)McDermott International, Inc. .........................        1,700           7,446
                                                                             ------------
                                                                                  939,313
                                                                             ------------
Machinery & Instrumentation -- 0.0%
  Snap-On, Inc. ............................................        1,900          53,409
                                                                             ------------
Manufacturing -- 1.4%
  Alcoa, Inc. ..............................................       24,040         547,631
  Allegheny Technologies, Inc. .............................        2,800          17,444
  Cooper Industries, Inc. ..................................        2,515          91,672
  Crane Co. ................................................        1,900          37,867
  Cummins Engine Co., Inc. .................................        1,300          36,569
  Danaher Corp. ............................................        4,300         282,510
  Eaton Corp. ..............................................        2,000         156,220
  Honeywell International, Inc. ............................       23,300         559,200
  Millipore Corp. ..........................................        1,400          47,600
  PPG Industries, Inc. .....................................        4,900         245,735
  (b)Sealed Air Corp. ......................................        2,200          82,060
  Textron, Inc. ............................................        4,000         171,960
  (b)Thermo Electron Corp. .................................        4,500          90,540
  Tyco International Ltd. ..................................       57,856         988,180
                                                                             ------------
                                                                                3,355,188
                                                                             ------------
Manufacturing Equipment -- 0.3%
  Illinois Tool Works, Inc. ................................        8,900         577,254
  ITT Industries, Inc. .....................................        2,700         163,863
                                                                             ------------
                                                                                  741,117
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Media -- 0.9%
  (b)Viacom, Inc. Class B...................................       50,435    $  2,055,731
                                                                             ------------
Medical & Medical Services -- 1.0%
  (b)Amgen Corp. ...........................................       37,132       1,794,961
  (b)Anthem, Inc. ..........................................        4,000         251,600
  (b)Manor Care, Inc. ......................................        2,900          53,969
  (b)Quest Diagnostics, Inc. ...............................        2,700         153,630
                                                                             ------------
                                                                                2,254,160
                                                                             ------------
Medical Equipment & Supplies -- 1.5%
  Applera Corp. ............................................        6,400         112,256
  Bard (C.R.), Inc. ........................................        1,400          81,200
  (b)Boston Scientific Corp. ...............................       11,600         493,232
  (b)Genzyme Corp. .........................................        6,200         183,334
  (b)Guidant Corp. .........................................        9,000         277,650
  Medtronic, Inc. ..........................................       34,900       1,591,440
  Stryker Corp. ............................................        5,600         375,872
  (b)Waters Corp. ..........................................        3,900          84,942
  (b)Zimmer Holdings, Inc. .................................        5,626         233,592
                                                                             ------------
                                                                                3,433,518
                                                                             ------------
Medical Instruments -- 0.2%
  Biomet, Inc. .............................................        7,551         216,412
  (b)St. Jude Medical, Inc. ................................        5,200         206,544
                                                                             ------------
                                                                                  422,956
                                                                             ------------
Metals & Mining -- 0.2%
  (b)Freeport-McMoRan Copper & Gold, Inc. ..................        4,000          67,120
  Newmont Mining Corp. .....................................       11,458         332,626
  (b)Phelps Dodge Corp. ....................................        2,500          79,125
  Worthington Industries, Inc. .............................        2,700          41,148
                                                                             ------------
                                                                                  520,019
                                                                             ------------
Office Equipment & Supplies -- 0.2%
  Avery Dennison Corp. .....................................        3,200         195,456
  (b)Xerox Corp. ...........................................       20,200         162,610
                                                                             ------------
                                                                                  358,066
                                                                             ------------
Oil & Gas -- 5.8%
  Amerada Hess Corp. .......................................        2,600         143,130
  Anadarko Petroleum Corp. .................................        7,249         347,227
  Apache Corp. .............................................        4,180         238,218
  Ashland, Inc. ............................................        2,200          62,766
  Baker Hughes, Inc. .......................................        9,500         305,805

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas (Continued)
  Burlington Resources, Inc. ...............................        5,900    $    251,635
  ChevronTexaco Corp. ......................................       30,590       2,033,623
  ConocoPhillips............................................       19,366         937,121
  Devon Energy Corp. .......................................        4,500         206,550
  El Paso Corp. ............................................       16,377         113,984
  EOG Resources, Inc. ......................................        3,200         127,744
  Exelon Corp. .............................................        9,412         496,671
  Exxon Mobil Corp. ........................................      193,154       6,748,801
  Kerr-Mcgee Corp. .........................................        3,000         132,900
  KeySpan Corp. ............................................        4,100         144,484
  Kinder Morgan, Inc. ......................................        3,600         152,172
  Marathon Oil Corp. .......................................        8,600         183,094
  (b)Nabors Industries, Inc. ...............................        4,100         144,607
  (b)Noble Corp. ...........................................        4,000         140,600
  Occidental Petroleum Corp. ...............................       11,000         312,950
  Sunoco, Inc. .............................................        2,100          69,678
  Transocean Sedco Forex, Inc. .............................        9,300         215,760
  Unocal Corp. .............................................        7,200         220,176
  Williams Cos., Inc. ......................................       15,400          41,580
                                                                             ------------
                                                                               13,771,276
                                                                             ------------
Oil Equipment & Services -- 0.5%
  (b)BJ Services Co. .......................................        4,300         138,933
  Halliburton Co. ..........................................       12,800         239,488
  Rowan Cos., Inc. .........................................        2,900          65,830
  Schlumberger Ltd. ........................................       16,590         698,273
                                                                             ------------
                                                                                1,142,524
                                                                             ------------
Paper & Forest Products -- 0.4%
  Boise Cascade Corp. ......................................        1,700          42,874
  Georgia-Pacific Corp. ....................................        7,590         122,654
  International Paper Co. ..................................       13,621         476,327
  (b)Louisiana-Pacific Corp. ...............................        3,700          29,822
  MeadWestvaco Corp. .......................................        5,707         141,020
  (b)Pactiv Corp. ..........................................        4,500          98,370
  Temple Inland, Inc. ......................................        1,500          67,215
                                                                             ------------
                                                                                  978,282
                                                                             ------------
Photography Equipment & Supplies -- 0.1%
  Eastman Kodak Co. ........................................        8,200         287,328
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 0.5%
  Burlington Northern Santa Fe Corp. .......................       10,900    $    283,509
  CSX Corp. ................................................        6,200         175,522
  Norfolk Southern Corp. ...................................       11,200         223,888
  Union Pacific Corp. Series A..............................        7,200         431,064
                                                                             ------------
                                                                                1,113,983
                                                                             ------------
Real Estate -- 0.1%
  Weyerhaeuser Co. .........................................        6,400         314,944
                                                                             ------------
REITS -- 0.3%
  Equity Office Properties Trust............................       11,900         297,262
  Equity Residential Properties Trust.......................        8,000         196,640
  Simon Property Group, Inc. ...............................        5,200         177,164
                                                                             ------------
                                                                                  671,066
                                                                             ------------
Restaurants -- 0.5%
  Darden Restaurants, Inc. .................................        5,150         105,318
  McDonald's Corp. .........................................       36,200         582,096
  (b)Starbucks Corp. .......................................       11,400         232,332
  Wendy's International, Inc. ..............................        3,200          86,624
  (b)YUM! Brands, Inc. .....................................        8,500         205,870
                                                                             ------------
                                                                                1,212,240
                                                                             ------------
Retail Merchandising -- 6.1%
  (b)Bed Bath & Beyond, Inc. ...............................        8,200         283,146
  (b)Best Buy Co., Inc. ....................................        9,350         225,803
  (b)Big Lots, Inc. ........................................        3,200          42,336
  Circuit City Stores, Inc. ................................        6,300          46,746
  (b)Costco Wholesale Corp. ................................       13,100         367,586
  Dillards, Inc. ...........................................        2,300          36,478
  Dollar General Corp. .....................................        9,975         119,201
  Family Dollar Stores, Inc. ...............................        4,900         152,929
  (b)Federated Department Stores, Inc. .....................        5,400         155,304
  Gap, Inc. ................................................       25,900         401,968
  Hasbro, Inc. .............................................        5,400          62,370
  Home Depot, Inc. .........................................       66,782       1,600,097
  (b)Kohl's Corp. ..........................................        9,600         537,120
  Leggett & Platt, Inc. ....................................        5,500         123,420
  Lowe's Companies, Inc. ...................................       22,686         850,725
  May Department Stores Co. ................................        8,200         188,436
  Nordstrom, Inc. ..........................................        4,200          79,674
  (b)Office Depot, Inc. ....................................        9,000         132,840
  Penney (J.C.) Co., Inc. ..................................        7,400         170,274

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising (Continued)
  Sears, Roebuck & Co. .....................................        9,100    $    217,945
  (b)Staples, Inc. .........................................       13,100         239,730
  Supervalu, Inc. ..........................................        4,000          66,040
  Target Corp. .............................................       26,116         783,480
  Tiffany & Co. ............................................        4,100          98,031
  TJX Cos., Inc. ...........................................       15,500         302,560
  (b)Toys "R" Us, Inc. .....................................        6,100          61,000
  Wal-Mart Stores, Inc. ....................................      126,688       6,399,010
  Walgreen Co. .............................................       29,200         852,348
  Winn-Dixie Stores, Inc. ..................................        3,700          56,536
                                                                             ------------
                                                                               14,653,133
                                                                             ------------
Semiconductors -- 2.4%
  (b)Altera Corp. ..........................................       10,400         128,232
  (b)Analog Devices, Inc. ..................................       10,700         255,409
  (b)Applied Materials, Inc. ...............................       47,000         612,410
  (b)Applied Micro Circuits Corp. ..........................        9,200          33,948
  (b)Broadcom Corp. Class A.................................        8,000         120,480
  Intel Corp. ..............................................      190,573       2,967,222
  (b)Jabil Circuit, Inc. ...................................        5,800         103,936
  (b)KLA-Tencor Corp. ......................................        5,600         198,072
  Linear Technology Corp. ..................................        8,900         228,908
  (b)LSI Logic Corp. .......................................       11,100          64,047
  Maxim Integrated Products, Inc. ..........................        9,100         300,664
  (b)Micron Technology, Inc. ...............................       17,300         168,502
  (b)National Semiconductor Corp. ..........................        5,300          79,553
  (b)Novellus Systems, Inc. ................................        4,300         120,744
  (b)NVIDIA Corp. ..........................................        4,500          51,795
  (b)PMC-Sierra, Inc. ......................................        5,000          27,800
  (b)QLogic Corp. ..........................................        2,600          89,726
                                                                             ------------
                                                                                5,551,448
                                                                             ------------
Software -- 4.7%
  Adobe Systems, Inc. ......................................        6,900         171,127
  AutoDesk, Inc. ...........................................        2,865          40,970
  (b)BMC Software, Inc. ....................................        6,800         116,348
  (b)Citrix Systems, Inc. ..................................        4,600          56,672
  Computer Associates International, Inc. ..................       16,800         226,800
  (b)Compuware Corp. .......................................       11,200          53,760
  (b)Intuit, Inc. ..........................................        5,900         276,828
  (b)Mercury Interactive Corp. .............................        2,500          74,125
  (b)Microsoft Corp. .......................................      153,470       7,934,399

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software (Continued)
  (b)Novell, Inc. ..........................................       10,200    $     34,068
  (b)Oracle Corp. ..........................................      153,808       1,661,126
  (b)Parametric Technology Corp. ...........................        8,400          21,168
  (b)PeopleSoft, Inc. ......................................        8,700         159,210
  (b)Rational Software Corp. ...............................        5,900          61,301
  (b)SunGard Data Systems, Inc. ............................        8,300         195,548
                                                                             ------------
                                                                               11,083,450
                                                                             ------------
Steel -- 0.1%
  Nucor Corp. ..............................................        2,300          94,990
  USX - U.S. Steel Corp. ...................................        2,900          38,048
                                                                             ------------
                                                                                  133,038
                                                                             ------------
Tobacco -- 1.1%
  Philip Morris Cos., Inc. .................................       59,300       2,403,429
  R.J. Reynolds Tobacco.....................................        2,600         109,486
  UST, Inc. ................................................        5,000         167,150
                                                                             ------------
                                                                                2,680,065
                                                                             ------------
Travel -- 0.0%
  (b)Sabre Holdings Corp. ..................................        4,168          75,482
                                                                             ------------
Trucking -- 0.9%
  Ryder System, Inc. .......................................        2,000          44,880
  United Parcel Service Class B.............................       32,000       2,018,560
                                                                             ------------
                                                                                2,063,440
                                                                             ------------
Utilities -- 2.7%
  (b)AES Corp. .............................................       16,100          48,622
  Allegheny Energy, Inc. ...................................        3,800          28,728
  Ameren Corp. .............................................        4,300         178,751
  American Electric Power Co. ..............................        9,660         264,008
  (b)Calpine Corp. .........................................       10,600          34,556
  Centerpoint Energy, Inc. .................................        9,200          78,200
  Cinergy Corp. ............................................        5,000         168,600
  CMS Energy Corp. .........................................        4,000          37,760
  Consolidated Edison, Inc. ................................        6,100         261,202
  Constellation Energy Group, Inc. .........................        4,500         125,190
  Dominion Resources, Inc. .................................        8,700         477,630
  DTE Energy Co. ...........................................        4,700         218,080
  Duke Energy Corp. ........................................       25,400         496,316
  Dynergy Inc. Class A......................................       10,900          12,862
  (b)Edison International...................................        9,800         116,130
  Emerson Electric Co. .....................................       12,100         615,285

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities (Continued)
  Entergy Corp. ............................................        6,400    $    291,776
  FirstEnergy Corp. ........................................        8,486         279,783
  FPL Group, Inc. ..........................................        5,200         312,676
  (b)Mirant Corp. ..........................................       12,529          23,680
  Nicor, Inc. ..............................................        1,300          44,239
  NiSource, Inc. ...........................................        6,664         133,280
  People's Energy Corp. ....................................        1,100          42,515
  (b)PG&E Corp. ............................................       12,100         168,190
  Pinnacle West Capital Corp. ..............................        2,800          95,452
  PP&L Corp. ...............................................        4,500         156,060
  Progress Energy, Inc. ....................................        6,626         287,237
  Public Service Enterprise Group, Inc. ....................        6,600         211,860
  Sempra Energy.............................................        5,607         132,606
  Southern Co. .............................................       20,500         581,995
  Teco Energy, Inc. ........................................        4,500          69,615
  TXU Corp. ................................................        9,700         181,196
  Xcel Energy, Inc. ........................................       11,780         129,580
                                                                             ------------
                                                                                6,303,660
                                                                             ------------
Waste Management -- 0.2%
  (b)Allied Waste Industries, Inc. .........................        5,900          59,000
  Waste Management, Inc. ...................................       17,500         401,100
                                                                             ------------
                                                                                  460,100
                                                                             ------------
    TOTAL COMMON STOCKS.....................................                  232,951,962
                                                                             ------------
SHORT TERM INVESTMENTS -- 0.4%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................      927,479         927,479
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS............................                      927,479
                                                                             ------------
    (a)TOTAL INVESTMENTS -- 99.1% (COST $347,106,011).......                  233,879,441
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%...............                    2,081,964
                                                                             ------------
NET ASSETS -- 100.0%........................................                 $235,961,405
                                                                             ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

(c) Amount is less than 0.5 shares.

REIT Real Estate Investment Trust

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

AT DECEMBER 31, 2002, THE FUND'S OPEN FUTURES CONTRACTS WERE AS FOLLOWS:

                                                                   UNREALIZED
NUMBER OF                                     MARKET VALUE        APPRECIATION
CONTRACTS  LONG CONTRACT*    EXPIRATION   COVERED BY CONTRACTS   (DEPRECIATION)
---------  ---------------   ----------   --------------------   --------------
   14      S&P 500 Future      3/20/03         $3,076,150           ($58,793)

* Cash pledged as collateral.

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio(+)

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The International Portfolio delivered a -11.10% total return during the 12 months ended December 31, 2002. That compared to a -15.66% return for the Morgan Stanley Capital International, Europe Australasia and Far East (EAFE) Index .

     The Boston Company, LLC acts as sub-adviser to the Portfolio, performing the day-to-day management of the Portfolio. The firm employs a disciplined approach to global value investing in pursuit of superior performance with reduced volatility.

     Global stock markets performed poorly during most of the year, due to a range of factors including corporate accounting scandals in the U.S., weak corporate earnings, and political uncertainty. European markets suffered from continued weakness in the telecommunications sector, poor economic conditions in Germany and labor disputes in many European nations. Asian markets also suffered losses, despite a brief rebound in Japan.

     Stocks rebounded early in the fourth quarter, with strong gains in telecommunications and technology shares, and a surge in financial companies whose fortunes are closely tied to global financial markets. Strong gains in Nokia sent Finland higher, and France rose on speculation about consolidation in the banking industry as well as a pick-up in the technology sector. Emerging markets rose with higher commodity prices. Japanese stocks declined amid that country's general economic woes and uncertainty.

     The Portfolio's out-performance during first half of the 12-month period reflected strong stock and sector selection, especially in Japan, France, and the United Kingdom. The Portfolio did not keep pace with the rally during the early part of the fourth quarter, because we remained cautious about prospects for the technology and telecommunications shares that led the rebound. However, the Portfolio finished the period on a positive note, performing in line with its benchmark.*

     Growing geopolitical tension, declining consumer confidence and mixed economic news continue to generate an atmosphere of uncertainty and volatility. We remain focused on identifying overlooked opportunities in developed and emerging markets. The decline in stock prices during December generated several interesting investment opportunities. We have selectively taken profits in stocks with strong relative performance, such as Unilever, and reinvested in stocks of similarly high-quality companies that are trading at more attractive multiples, such as Nestle. We are monitoring the telecommunications and technology sectors, paying close attention to price risk, balance-sheet quality, and longer-term demand fundamentals. In addition, we are researching companies with limited price risk whose prospects depend upon an economic recovery, such as chemical and base metal companies. The recent drop in pharmaceutical shares amid pending regulatory changes and competition from generic-drug makers has created buying opportunities in shares of businesses with strong product lines.*

     The largest country holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Japan                                                              23%
United Kingdom                                                     19%
Netherlands                                                         8%
France                                                              8%
Germany                                                             7%
Switzerland                                                         6%
Italy                                                               4%

[International Portfolio Graph]

                                                                            FUND                            MSCI EAFE
                                                                            ----                            ---------
92                                                                        10000.00                           10000.00
93                                                                        13611.00                           13256.00
94                                                                        13647.00                           14287.00
95                                                                        15600.00                           15888.00
96                                                                        17299.00                           16849.00
97                                                                        18970.00                           17149.00
98                                                                        20892.00                           20578.00
99                                                                        27019.00                           26127.00
00                                                                        26296.00                           22425.00
01                                                                        23089.00                           17616.00
02                                                                        20527.00                           14808.00

                          Average Annual Total Return
                            As of December 31, 2002

  1 Year   5 Year   10 Year
  -------  ------   -------
  -11.10%  1.59%    7.46%

                     Past performance is not predictive of future results.

     The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of more than 900 companies from the indicated regions. The MSCI EAFE index reflects the prices of common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
Australia -- 2.0%
  Australia & New Zealand Banking Group Ltd. ...............       57,370    $   560,493
  Santos Ltd. ..............................................      177,200        600,683
                                                                             -----------
                                                                               1,161,176
                                                                             -----------
Belgium -- 1.4%
  Dexia.....................................................       64,960        806,440
                                                                             -----------
Brazil -- 0.9%
  Petroleo Brasileiro SA ADR................................        5,750         85,905
  Petroleo Brasileiro SA ADR................................       14,200        190,280
  Telecomunicacoes Brasileiras SA ADR.......................       15,311        285,550
                                                                             -----------
                                                                                 561,735
                                                                             -----------
China -- 0.5%
  Petrochina Co. Ltd. ......................................    1,388,900        276,056
                                                                             -----------
Finland -- 1.4%
  Nokia Oyj ADR.............................................       26,646        413,013
  Sampo Oyj.................................................       57,450        437,088
                                                                             -----------
                                                                                 850,101
                                                                             -----------
France -- 7.5%
  Air France................................................       24,810        240,569
  Assurances Generales de France............................       12,178        407,669
  Banque Nationale de Paris.................................       10,330        420,929
  (b)Dexia Strips...........................................       45,100            473
  Michelin..................................................       17,153        591,492
  Pechiney SA - A Shares....................................       11,500        403,557
  Pernod Ricard.............................................        6,830        661,551
  Schneider Electric SA.....................................        7,660        362,452
  (b)Thomson................................................       20,100        342,971
  TotalFinaElf SA...........................................          500         71,412
  TotalFinaElf SA ADR.......................................       13,641        975,332
                                                                             -----------
                                                                               4,478,407
                                                                             -----------
Germany -- 6.7%
  Bayer AG..................................................       31,936        670,273
  Deutsche Bank AG..........................................        6,800        313,267
  (b)Deutsche Lufthansa AG..................................       33,510        316,840
  Deutsche Post AG..........................................       58,760        617,244
  E.On AG...................................................       18,637        751,015
  Hugo Boss AG..............................................       17,950        181,021

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Germany (Continued)
  Karstadt AG...............................................       35,200    $   591,022
  Volkswagen AG.............................................       14,020        507,584
                                                                             -----------
                                                                               3,948,266
                                                                             -----------
Greece -- 1.0%
  Hellenic Telecommunications Organization SA...............       12,500        137,734
  Hellenic Telecommunications Organization SA ADR...........       85,095        454,407
                                                                             -----------
                                                                                 592,141
                                                                             -----------
Hong Kong -- 1.7%
  (b)China Mobile (Hong Kong) Ltd. .........................      121,000        287,822
  MTR Corp. Ltd. ...........................................      346,685        366,761
  Swire Pacific Ltd. - A Shares.............................       94,000        359,202
                                                                             -----------
                                                                               1,013,785
                                                                             -----------
Ireland -- 1.8%
  Bank of Ireland...........................................      102,855      1,056,694
                                                                             -----------
Italy -- 3.9%
  Banca Popolare di Bergamo Credito Varesino SpA............       21,700        387,124
  Eni SpA...................................................       35,560        565,347
  Finmeccanica SpA..........................................    1,025,540        568,234
  Instituto Bancario San Paolo di Torino SpA................       49,982        325,197
  Telecom Italia SpA........................................       92,820        468,520
                                                                             -----------
                                                                               2,314,422
                                                                             -----------
Japan -- 23.2%
  Aiful Corp. ..............................................       12,150        456,636
  Canon, Inc. ..............................................       25,000        941,686
  Credit Saison Co. ........................................       49,500        844,674
  Eisai Co. Ltd. ...........................................       27,900        626,557
  Fuji Heavy Industries Ltd. ...............................       50,500        200,008
  Fuji Machine Manufacturing Co. Ltd. ......................       23,000        217,073
  Honda Motor Co. Ltd. .....................................       20,000        739,867
  Kao Corp. ................................................       30,000        658,549
  Konami Co. Ltd. ..........................................       11,500        265,526
  Lawson, Inc. .............................................       16,600        400,067
  Mabuchi Motor Co. Ltd. ...................................        8,200        754,563
  Matsumotokiyoshi Co. Ltd. ................................       16,200        756,282
  Minebea Co. Ltd. .........................................       95,000        330,623
  Murata Manufacturing Co. Ltd. ............................       10,700        419,272
  Nippon Express Co. Ltd. ..................................      193,000        756,257
  Nippon Telegraph & Telephone Corp. .......................           90        326,873

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Japan (Continued)
  Nissan Motor Co. Ltd. ....................................       61,200    $   477,553
  Rinnai Corp. .............................................       27,400        624,564
  Shin-Etsu Chemical Co. Ltd. ..............................       18,000        590,040
  Shohkoh Fund & Co. Ltd. ..................................        3,050        221,033
  Skylark Co. Ltd. .........................................       29,400        389,952
  Sumitomo Bakelite Co. Ltd. ...............................       72,000        297,295
  Takeda Chemical Industries Ltd. ..........................       22,000        919,525
  TDK Corp. ................................................        6,700        269,874
  The 77 Bank Ltd. .........................................      101,000        413,634
  Yamaha Motor Co. Ltd. ....................................       95,000        784,529
                                                                             -----------
                                                                              13,682,512
                                                                             -----------
Korea -- 0.6%
  Korea Electric Power ADR..................................       42,000        357,000
                                                                             -----------
Luxembourg -- 0.7%
  (b)Arcelor................................................       34,720        427,020
                                                                             -----------
Mexico -- 0.6%
  Telefonos de Mexico SA ADR................................       11,716        374,678
                                                                             -----------
Netherlands -- 8.2%
  ABN Amro Holding NV.......................................       44,182        722,360
  Akzo Nobel NV.............................................       20,090        637,322
  Buhrmann NV...............................................       43,848        191,419
  Fortis NV.................................................       47,260        826,247
  Hunter Douglas NV.........................................       15,021        450,035
  Kon Ahold NV..............................................       57,781        733,688
  Philips Electronics NV....................................       28,250        499,460
  Vedior NV.................................................       36,812        210,150
  Verenigde Machinefabrieken Stork NV.......................       36,369        221,361
  Wolters Kluwer NV.........................................       22,449        391,062
                                                                             -----------
                                                                               4,883,104
                                                                             -----------
New Zealand -- 0.9%
  Telecom Corporation of New Zealand Ltd. ..................      230,750        546,795
                                                                             -----------
Norway -- 0.9%
  Statoil ASA...............................................       66,690        563,146
                                                                             -----------
Portugal -- 1.8%
  Electricidade de Portugal SA..............................      292,520        488,083
  Portugal Telecom SA.......................................       82,948        570,149
                                                                             -----------
                                                                               1,058,232
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Singapore -- 2.3%
  Creative Technology Ltd. ADR..............................       32,050    $   226,914
  DBS Group Holdings Ltd. ..................................      121,500        770,539
  (b)MobileOne Ltd..........................................      560,000        393,889
                                                                             -----------
                                                                               1,391,342
                                                                             -----------
Spain -- 2.9%
  Endesa SA.................................................       84,346        986,916
  Repsol YPF ADR............................................       55,370        724,240
                                                                             -----------
                                                                               1,711,156
                                                                             -----------
Sweden -- 1.3%
  Autoliv, Inc. SDR.........................................       19,190        393,125
  Investor AB - B Shares....................................       60,580        361,535
                                                                             -----------
                                                                                 754,660
                                                                             -----------
Switzerland -- 6.1%
  Barry Callebaut AG - Registered Shares....................        2,858        332,782
  Clariant AG - Registered Shares...........................       35,340        564,847
  Nestle SA.................................................        2,150        455,594
  Novartis AG - Registered Shares...........................       22,590        824,232
  Roche Holding AG - Registered Shares......................        9,540        664,771
  (b)United Bank of Switzerland AG - Registered Shares......       15,890        772,263
                                                                             -----------
                                                                               3,614,489
                                                                             -----------
Taiwan -- 0.4%
  (b)United Microelectronics Corp. ADR......................       77,950        261,912
                                                                             -----------
United Kingdom -- 18.9%
  Allied Domecq PLC.........................................      176,200      1,126,149
  Barclays PLC..............................................      148,358        919,540
  BOC Group PLC.............................................       63,703        910,692
  British Aerospace PLC.....................................      209,866        418,950
  Bunzl PLC.................................................      101,937        623,612
  Cadbury Schweppes PLC.....................................      119,668        745,569
  Centrica PLC..............................................      119,100        327,874
  Debenhams PLC.............................................       65,500        292,883
  GKN PLC...................................................      236,000        762,722
  Glaxosmithkline PLC.......................................       49,520        950,289
  Morgan Crucible Co. PLC...................................      215,237        180,185
  Old Mutual PLC............................................      217,100        307,568
  Rio Tinto PLC.............................................       40,970        817,874
  Sainsbury (J) PLC.........................................      176,100        790,266
  Scottish & Southern Energy PLC............................       58,810        643,812

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
United Kingdom (Continued)
  iShell Transport & Trading Co. PLC........................      169,717    $ 1,117,500
  Unilever PLC..............................................       28,370        269,927
                                                                             -----------
                                                                              11,205,412
                                                                             -----------
    TOTAL COMMON STOCKS.....................................                  57,890,681
                                                                             -----------
    (a)TOTAL INVESTMENTS -- 97.6% (COST $70,213,498)........                  57,890,681
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%...............                   1,444,686
                                                                             -----------
NET ASSETS -- 100.0%........................................                 $59,335,367
                                                                             ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

SDR Swedish Depositary Receipt

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The total return for the Mid Cap Growth Portfolio during the 12 months ended December 31, 2002 was -22.38%. That compared to a -14.51% return for the S&P MidCap 400 Index and a -27.41% return for the Russell Midcap Growth Index.

     The Portfolio's sub-advisor through September 30, 2002 was T. Rowe Price. A new sub-advisor, Gartmore Mutual Fund Capital Trust managed the Portfolio during the fourth quarter.

     Stocks performed poorly during most of the period. Corporate accounting scandals in the U.S. severely damaged investor confidence, while the threat of war in Iraq as well as the possibility of terrorism put a damper on the financial markets. The market became significantly oversold in early October. The market rallied during the following two months, driven by technology and telecommunications stocks. Mid-cap value stocks outpaced large-cap stocks during the 12-month period.

     The Portfolio employs a growth-at-a-reasonable-price strategy that seeks to invest in companies with strong earnings growth when their shares trade at attractive valuations. The Portfolio benefited during the first half of the period from its exposure to nontraditional growth sectors, such as industrials, business services (including defense), health-care services, and energy. Strong-performing stocks included ITT Industries (industrial), Rockwell Collins (aerospace and defense), Anthem and WellPoint Health (health care) and Devon Energy (energy). The Portfolio's performance was hurt by investments in telecommunications services providers such as Western Wireless and Triton PCS Holdings. Security software firm VeriSign and biotechnology company Sepracor also dampened performance. The Portfolio's exposure to growth stocks caused it to underperform relative to the S&P MidCap 400 Index during the third quarter of the period.*

     The Portfolio's increased weighting in telecommunications stocks helped performance during the fourth quarter. ADC Telecom, a supplier of equipment and software to communication services providers, rebounded nicely from extreme lows to finish 82% during the quarter. Converse Technology, a designer and maker of computer and telecommunications systems and software, also contributed to the Portfolio's returns, with a 43% return during the quarter. The Portfolio was hurt by its position in health-care stocks such as Express Scrips; a pharmacy benefits manager, which declined 12% during the quarter, and AmerisourceBergen, a wholesale pharmaceutical distributor, which declined 3%.*

     The largest sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Services: Commercial                                                8%
Retail                                                              7%
Drugs and Pharmaceuticals                                           7%
Health Care Services                                                5%
Communications Technology                                           5%

     The earnings decline has been worse than many investors expected, but the recent rally suggests that the earnings recovery may also outstrip investors' hopes. In this uncertain environment, we will continue to focus on individual stocks, remaining closely aligned with our benchmark's sector weightings. [MARKET STREET FUND MID CAP GROWTH PORTFOLIO GRAPH]

                                                          FUND                   S&P MIDCAP 400           RUSSELL MIDCAP GROWTH
                                                          ----                   --------------           ---------------------
92                                                      10000.00                    10000.00                    10000.00
93                                                      10520.00                    11396.00                    11119.00
94                                                      10520.00                    10989.00                    10879.00
95                                                      11939.00                    14389.00                    14575.00
96                                                      14446.00                    17152.00                    17122.00
97                                                      17509.00                    22685.00                    20982.00
98                                                      18907.00                    27022.00                    24730.00
99                                                      21925.00                    31000.00                    37415.00
00                                                      30309.00                    36427.00                    33019.00
01                                                      29290.00                    36206.00                    26366.00
02                                                      22736.00                    30808.00                    19140.00

                          Average Annual Total Return
                            As of December 31, 2002

  1 Year   5 Year   10 Year
  -------  ------   -------
  -22.38%  5.36%    8.56%

                     Past performance is not predictive of future results.

     The S&P MidCap 400 Index is a market-weighted index comprised of 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Growth Index measures the performance of those securities found in the Russell universe that represent a higher price-to-book ratio and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                    SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
Banks: Outside New York City -- 1.1%
  Investors Financial Services Corp. .......................          28,000        $   766,920
                                                                                    -----------
Biotechnology Research & Production -- 2.7%
  (b)Cephalon, Inc. ........................................          15,900            773,821
  (b)Enzon, Inc. ...........................................          35,000            585,200
  (b)IDEC Pharmaceuticals Corp. ............................          13,700            454,429
  (b)Millenium Pharmaceuticals, Inc. .......................          13,000            103,220
                                                                                    -----------
                                                                                      1,916,670
                                                                                    -----------
Casinos & Gambling -- 1.6%
  (b)GTECH Holdings Corp. ..................................          39,800          1,108,828
                                                                                    -----------
Communications Technology -- 5.3%
  (b)ADC Telecommunications, Inc. ..........................         378,000            790,020
  (b)L-3 Communications Holdings, Inc. .....................          54,800          2,461,068
  (b)Network Associates, Inc. ..............................          32,900            529,361
                                                                                    -----------
                                                                                      3,780,449
                                                                                    -----------
Computer Services: Software & Systems -- 3.3%
  Adobe Systems, Inc. ......................................          16,900            419,137
  (b)Internet Security Systems, Inc. .......................          18,500            339,105
  (b)Intuit, Inc. ..........................................          12,000            563,040
  (b)Mercury Interactive Corp. .............................          17,000            504,050
  (b)QLogic Corp. ..........................................           4,600            158,746
  (b)Veritas Software Corp. ................................          21,500            335,830
                                                                                    -----------
                                                                                      2,319,908
                                                                                    -----------
Computer Technology -- 1.8%
  (b)Network Appliance, Inc. ...............................          72,200            722,000
  (b)SanDisk Corp. .........................................          27,500            558,250
                                                                                    -----------
                                                                                      1,280,250
                                                                                    -----------
Consumer Electronics -- 0.8%
  (b)Electronic Arts, Inc. .................................          11,900            592,263
                                                                                    -----------
Diversified Materials & Processing -- 1.5%
  (b)Armor Holdings, Inc. ..................................          77,900          1,072,683
                                                                                    -----------
Diversified Production -- 1.5%
  Danaher Corp. ............................................          16,000          1,051,200
                                                                                    -----------
Drug & Grocery Store Chains -- 1.1%
  (b)Whole Foods Market, Inc. ..............................          14,100            743,493
                                                                                    -----------
Drugs & Pharmaceuticals -- 6.5%
  Allergan, Inc. ...........................................           7,500            432,150
  Amerisource Bergen Corp. .................................          18,300            993,873
  (b)Gilead Sciences, Inc. .................................          27,000            918,000

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                    SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Drugs & Pharmaceuticals (Continued)
  (b)Medimmune, Inc. .......................................          35,900        $   975,403
  Teva Pharmaceutical Industries Ltd. ADR...................          33,000          1,274,130
                                                                                    -----------
                                                                                      4,593,556
                                                                                    -----------
Education Services -- 1.5%
  (b)Apollo Group, Inc. ....................................           8,000            352,000
  (b)Education Management Corp. ............................          19,400            729,440
                                                                                    -----------
                                                                                      1,081,440
                                                                                    -----------
Electronics: Semi-Conductors/Components -- 3.5%
  (b)Cree, Inc. ............................................          40,900            668,715
  (b)Intersil Holding Corp. ................................          42,100            586,874
  (b)Jabil Circuit, Inc. ...................................          23,500            421,120
  (b)Marvel Technology Group Ltd. ..........................          14,000            264,040
  Microchip Technology, Inc. ...............................          22,800            557,460
                                                                                    -----------
                                                                                      2,498,209
                                                                                    -----------
Energy Miscellaneous -- 1.0%
  (b)Calpine Corp. .........................................         223,100            727,306
                                                                                    -----------
Fertilizers -- 1.0%
  Potash Corp. of Saskatchewan, Inc. .......................          10,700            680,413
                                                                                    -----------
Finance Companies -- 0.6%
  Capital One Financial Corp. ..............................          13,700            407,164
                                                                                    -----------
Financial Data Processing Services & Systems -- 3.2%
  (b)Affiliated Computer Services, Inc. ....................          23,100          1,216,215
  (b)Fiserv, Inc. ..........................................          15,000            509,250
  (b)SunGard Data Systems, Inc. ............................          23,200            546,592
                                                                                    -----------
                                                                                      2,272,057
                                                                                    -----------
Health Care Facilities -- 2.8%
  Health Management Associates, Inc. Class A................          56,500          1,011,350
  (b)Quest Diagnostics, Inc. ...............................          17,200            978,680
                                                                                    -----------
                                                                                      1,990,030
                                                                                    -----------
Health Care Services -- 5.4%
  (b)Anthem, Inc. ..........................................          19,000          1,195,100
  (b)Express Scripts, Inc., Class A.........................          20,500            984,820
  Omnicare, Inc. ...........................................          68,000          1,620,440
                                                                                    -----------
                                                                                      3,800,360
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                    SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Identification Control & Filter Devices -- 2.1%
  (b)American Power Conversion Corp. .......................          47,700        $   722,655
  (b)Garmin Ltd. ...........................................          25,900            758,870
                                                                                    -----------
                                                                                      1,481,525
                                                                                    -----------
Insurance: Property-Casualty -- 0.8%
  Progressive Corp. ........................................          12,000            595,560
                                                                                    -----------
Investment Management Companies -- 2.8%
  (b)Affiliated Managers Group, Inc. .......................          17,600            885,280
  Waddell & Reed Financial, Inc. ...........................          57,000          1,121,190
                                                                                    -----------
                                                                                      2,006,470
                                                                                    -----------
Leisure -- 1.5%
  (b)Penn National Gaming, Inc. ............................          68,300          1,083,238
                                                                                    -----------
Machinery: Oil Well Equipment & Services -- 3.8%
  (b)BJ Services Co. .......................................          36,000          1,163,160
  (b)Cooper Cameron Corp. ..................................          13,500            672,570
  (b)Smith International, Inc. .............................          26,200            854,644
                                                                                    -----------
                                                                                      2,690,374
                                                                                    -----------
Multi-Sector Companies -- 2.2%
  Brunswick Corp. ..........................................          29,500            585,870
  ITT Industries, Inc. .....................................          15,800            958,902
                                                                                    -----------
                                                                                      1,544,772
                                                                                    -----------
Office Furniture & Business Equipment -- 1.0%
  (b)Lexmark International, Inc.............................          11,200            677,600
                                                                                    -----------
Offshore Drilling -- 1.0%
  Diamond Offshore Drilling, Inc. ..........................          32,600            712,310
                                                                                    -----------
Oil: Crude Producers -- 4.2%
  Devon Energy Corp. .......................................          11,700            537,030
  EOG Resources, Inc. ......................................          19,700            786,424
  Ocean Energy, Inc. .......................................          51,000          1,018,470
  XTO Energy, Inc. .........................................          24,000            592,800
                                                                                    -----------
                                                                                      2,934,724
                                                                                    -----------
Production Technology Equipment -- 0.6%
  (b)KLA-Tencor Corp. ......................................          11,900            420,903
                                                                                    -----------
Radio & TV Broadcasters -- 1.4%
  (b)Cox Radio, Inc. .......................................          26,000            593,060
  (b)Westwood One, Inc. ....................................          10,900            407,224
                                                                                    -----------
                                                                                      1,000,284
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                    SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Rental & Leasing Services: Consumer -- 1.4%
  (b)Rent-A-Center, Inc. ...................................          19,400        $   969,030
                                                                                    -----------
Restaurants -- 2.3%
  (b)Brinker International, Inc. ...........................          27,600            890,100
  (b)Starbucks Corp. .......................................          36,500            743,870
                                                                                    -----------
                                                                                      1,633,970
                                                                                    -----------
Retail -- 6.9%
  (b)Dollar Tree Stores, Inc. ..............................          33,900            832,923
  (b)O'Reilly Automotive, Inc. .............................          26,300            665,127
  Ross Stores, Inc. ........................................          17,100            724,869
  (b)Staples, Inc. .........................................          39,200            717,360
  TJX Cos., Inc. ...........................................          26,800            523,136
  (b)Williams-Sonoma, Inc. .................................          52,800          1,433,520
                                                                                    -----------
                                                                                      4,896,935
                                                                                    -----------
Savings & Loan -- 2.9%
  GreenPoint Financial Corp. ...............................          19,900            899,082
  New York Community Bancorp, Inc. .........................          38,700          1,117,656
                                                                                    -----------
                                                                                      2,016,738
                                                                                    -----------
Securities Brokerage & Services -- 1.8%
  Franklin Resources, Inc. .................................          23,000            783,840
  Legg Mason, Inc. .........................................          10,200            495,108
                                                                                    -----------
                                                                                      1,278,948
                                                                                    -----------
Services: Commercial -- 7.5%
  (b)ChoicePoint, Inc. .....................................          22,666            895,080
  (b)Hewitt Associates, Inc. Class A........................          17,500            554,575
  (b)Iron Mountain, Inc. ...................................          30,000            990,300
  Manpower, Inc. ...........................................          32,000          1,020,800
  Regis Corp. ..............................................          39,700          1,031,803
  (b)Weight Watchers International, Inc. ...................          17,500            804,475
                                                                                    -----------
                                                                                      5,297,033
                                                                                    -----------
Soaps & Household Chemicals -- 1.1%
  Church & Dwight, Inc. ....................................          25,900            788,137
                                                                                    -----------
Textile Apparel Manufacturers -- 1.3%
  (b)Coach, Inc. ...........................................          28,200            928,344
                                                                                    -----------
Utilities: Gas Distributors -- 1.7%
  Kinder Morgan, Inc. ......................................          27,800          1,175,106
                                                                                    -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                    SHARES            VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Utilities: Telecommunications -- 0.8%
  (b)Nextel Communications, Inc. ...........................          47,900        $   553,245
                                                                                    -----------
    TOTAL COMMON STOCKS.....................................                         67,368,445
                                                                                    -----------
SHORT TERM INVESTMENTS -- 4.9%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................       3,449,963          3,449,963
                                                                                    -----------
    TOTAL SHORT TERM INVESTMENTS............................                          3,449,963
                                                                                    -----------
    (a)TOTAL INVESTMENTS -- 100.2% (COST $68,331,950).......                         70,818,408
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%.............                           (149,634)
                                                                                    -----------
NET ASSETS -- 100.0%........................................                        $70,668,774
                                                                                    ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

     The Balanced Portfolio's total return for the 12 months ended December 31, 2002 was -10.26%. That compared to total returns of -22.10% for the S&P 500 Index and 10.27% for the Lehman Brothers Aggregate Bond Index, the Fund's benchmarks. The composite return of the Fund's benchmark indices was -6.61% during the 12 months through December 31, 2002, assuming a 50% weighting of the S&P 500 Index and a 50% weighting of the Lehman Brothers Aggregate Bond Index.

     Fred Alger Management, Inc. ("Alger") serves as sub-advisor to the Portfolio. Alger's philosophy of balanced portfolio management combines two investment goals: growth-oriented equity management, which accepts higher risk to achieve commensurate returns; and conservative fixed-income management, which seeks to minimize the portfolio's overall risk. Alger's investment process focuses on asset allocation between equities and fixed-income securities, on individual stock selection based on in-depth fundamental research, and on active fixed-income management of maturity and sector selection based on the current market and economic outlook.

     Stocks were extremely volatile during most of the period. The Federal Reserve Board (the Fed) maintained a neutral monetary policy during the first three quarters of the year, after cutting interest rates to historically low levels. Investors took this as a positive sign that economic growth was beginning to improve. But investors were unsettled by a range of factors, including corporate accounting problems, weak earnings, falling consumer confidence, disappointing job growth and the potential for war with Iraq. By the end of September, the NASDAQ had dropped to six-year lows while the S&P 500 had reached lows not seen in more than five years.

     After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup, IBM, and General Motors, a republican sweep in the midterm elections and the resignation of maligned SEC chairman Harvey Pitt, markets moved higher during the first two months of the fourth quarter. Investor optimism was further encouraged by the Fed's larger than expected 50-basis-point rate cut on November 6. The positive momentum, however, came to a sudden end during the final month of the year thanks to escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years. December saw the collapse of most equity indices, with growth stocks leading the downturn. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an end to three straight years of market declines.

     The Portfolio's overweight position in the technology sector hurt performance during the first half of the year, as technology firms suffered from poor capital spending and an uncertain earnings outlook. Performance during the second half of the year benefited from strong security selection in the consumer staples sector. The bond portion of the Portfolio performed well during the 12-month period.*

     Over the past two years, the economy was caught in a "perfect storm": a combination of the severe equity decline, the aftershocks of September 11, the crisis of investor confidence in the wake of Wall Street scandals, and the downturn in the technology industry. Beginning in October, however, investors began to recognize the relative attractiveness of stocks compared to bonds. New challenges will emerge in 2003, but it is unlikely that we will be buffeted by another perfect storm.

     Regardless of economic or market conditions, we will continue to emphasize individual security selection through internal research conducted by talented analysts. We also will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

     The largest stock sector holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                  APPROXIMATE PORTFOLIO %
-------                                                  -----------------------
Drugs & Healthcare                                                 14%
Computer Software & Services                                        5%
Computer Equipment                                                  3%
Business & Consumer Services                                        3%
Semiconductors                                                      3%
Retail                                                              3%

[MARKET STREET FUND BALANCED PORTFOLIO PERFORMANCE GRAPH]

                                                          FUND                  LB AGGREGATE BOND               S&P INDEX
                                                          ----                  -----------------               ---------
92                                                      10000.00                    10000.00                    10000.00
93                                                      11162.00                    10975.00                    10999.00
94                                                      10959.00                    10655.00                    11143.00
95                                                      13636.00                    12623.00                    15313.00
96                                                      15256.00                    13080.00                    18847.00
97                                                      18494.00                    14346.00                    25135.00
98                                                      20814.00                    15591.00                    32319.00
99                                                      20970.00                    15461.00                    39120.00
00                                                      22806.00                    17259.00                    35558.00
01                                                      21205.00                    18713.00                    31332.00
02                                                      19029.00                    20635.00                    24406.00

                          Average Annual Total Return
                            As of December 31, 2002

  1 Year   5 Year   10 Year
  -------  ------   -------
  -10.26%  0.57%    6.65%

                     Past performance is not predictive of future results.

     The S&P 500 Index is a widely recognized index of 500 common stocks. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues, and mortgage backed securities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 51.3%
Aerospace/Defense -- 2.2%
  General Dynamics Corp. ...................................           9,650        $    765,921
  Lockheed Martin Corp. ....................................           8,900             513,975
                                                                                    ------------
                                                                                       1,279,896
                                                                                    ------------
Broadcast Media/Cable Television -- 1.7%
  (b)AOL Time Warner, Inc. .................................          33,300             436,230
  (b)Viacom, Inc. Class B...................................          13,825             563,507
                                                                                    ------------
                                                                                         999,737
                                                                                    ------------
Business & Consumer Services -- 3.1%
  (b)Concord EFS, Inc. .....................................           8,265             130,091
  (b)eBay, Inc. ............................................          15,300           1,037,646
  FedEx Corp. ..............................................          11,650             631,663
                                                                                    ------------
                                                                                       1,799,400
                                                                                    ------------
Communication Equipment -- 1.1%
  Nokia Corp. ADR...........................................          42,200             654,100
                                                                                    ------------
Communications -- 1.6%
  Vodafone Group PLC ADR....................................          50,700             918,684
                                                                                    ------------
Computer Equipment -- 3.2%
  (b)Dell Computer Corp. ...................................          21,625             578,252
  (b)EMC Corp. .............................................          28,800             176,832
  Hewlett-Packard Co. ......................................          19,950             346,332
  (b)Lexmark International, Inc. ...........................           4,960             300,080
  (b)Sun Microsystems, Inc. ................................         156,950             488,115
                                                                                    ------------
                                                                                       1,889,611
                                                                                    ------------
Computer Software & Services -- 5.4%
  (b)Cisco Systems, Inc. ...................................          66,800             875,080
  First Data Corp. .........................................           6,700             237,247
  (b)Microsoft Corp. .......................................          21,150           1,093,455
  (b)Oracle Corp. ..........................................          28,400             306,720
  (b)Synopsys, Inc. ........................................           7,300             336,895
  (b)Yahoo!, Inc. ..........................................          18,950             309,833
                                                                                    ------------
                                                                                       3,159,230
                                                                                    ------------
Conglomerates -- 1.3%
  Tyco International Ltd. ..................................          42,930             733,244
                                                                                    ------------
Consulting Services -- 1.3%
  (b)Accenture Ltd. ........................................          42,775             769,522
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Consumer Products -- 2.6%
  Avon Products, Inc. ......................................          11,725        $    631,626
  Procter & Gamble Co. .....................................          10,030             861,978
                                                                                    ------------
                                                                                       1,493,604
                                                                                    ------------
Drugs & Healthcare -- 13.5%
  Abbott Laboratories.......................................          22,530             901,199
  (b)Alcon, Inc. ...........................................           3,400             134,130
  (b)Amgen, Inc. ...........................................          17,110             827,097
  (b)Biogen, Inc. ..........................................           6,600             264,396
  (b)Boston Scientific Corp. ...............................           6,450             274,254
  Bristol-Myers Squibb Co. .................................          11,300             261,595
  Johnson & Johnson, Inc. ..................................          15,500             832,505
  Merck & Co., Inc. ........................................           5,250             297,203
  Pfizer, Inc. .............................................           5,000             152,850
  Pharmacia & Upjohn, Inc. .................................          27,525           1,150,544
  Stryker Corp. ............................................           7,550             506,756
  UnitedHealth Group, Inc. .................................           9,325             778,638
  Wyeth.....................................................          22,075             825,605
  (b)Zimmer Holdings, Inc. .................................          15,225             632,142
                                                                                    ------------
                                                                                       7,838,914
                                                                                    ------------
Financial -- 1.7%
  Citigroup, Inc. ..........................................          24,450             860,396
  Mellon Financial Corp. ...................................           5,500             143,605
                                                                                    ------------
                                                                                       1,004,001
                                                                                    ------------
Food & Beverage -- 0.5%
  The Coca-Cola Co. ........................................           6,300             276,066
                                                                                    ------------
Insurance -- 2.4%
  AFLAC, Inc. ..............................................          13,125             395,325
  American International Group, Inc. .......................          10,300             595,855
  The Chubb Corp. ..........................................           8,396             438,271
                                                                                    ------------
                                                                                       1,429,451
                                                                                    ------------
Leisure & Amusements -- 1.3%
  The Walt Disney Co. ......................................          45,300             738,843
                                                                                    ------------
Motorcycle Manufacturers -- 0.8%
  Harley-Davidson, Inc. ....................................          10,650             492,030
                                                                                    ------------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                   SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Oil & Gas -- 2.2%
  (b)BJ Services Co. .......................................          13,800        $    445,878
  Devon Energy Corp. .......................................          17,750             814,725
                                                                                    ------------
                                                                                       1,260,603
                                                                                    ------------
Retail -- 2.5%
  Lowe's Companies, Inc. ...................................           6,750             253,125
  The TJX Companies, Inc. ..................................          24,450             477,264
  Wal-Mart Stores, Inc. ....................................          14,625             738,709
                                                                                    ------------
                                                                                       1,469,098
                                                                                    ------------
Semiconductors -- 2.9%
  (b)Applied Materials, Inc.................................          46,100             600,683
  Intel Corp. ..............................................           6,300              98,091
  Linear Technology Corp. ..................................          20,050             515,686
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR...........          71,212             502,045
                                                                                    ------------
                                                                                       1,716,505
                                                                                    ------------
    TOTAL COMMON STOCKS.....................................                          29,922,539
                                                                                    ------------

                                                               MATURITY
                                                                 DATE
                                                              ----------
CORPORATE BONDS -- 28.9%
Banks -- 0.7%
  U.S. Bancorp, 6.50%.......................................  02/01/2008       $  375,000           426,338
                                                                                                -----------
Broadcast Media / Cable Television -- 0.6%
  AOL Time Warner, Inc., 6.88%..............................  05/01/2012..        200,000           211,221
  Cox Communications, Inc., 7.13%...........................  10/01/2012          150,000           166,610
                                                                                                -----------
                                                                                                    377,831
                                                                                                -----------
Communications -- 2.4%
  Deutsche Telekom, 8.50%...................................  06/15/2010          225,000           259,140
  SBC Communications, Inc., 6.25%...........................  03/15/2011          375,000           413,415
  Verizon Global Funding Corp., 7.38%.......................  09/01/2012          375,000           431,451
  Vodafone Airtouch PLC, 7.75%..............................  02/15/2010          225,000           265,362
                                                                                                -----------
                                                                                                  1,369,368
                                                                                                -----------
Entertainment -- 1.1%
  Walt Disney Co., 4.88%....................................  07/02/2004          650,000           668,857
                                                                                                -----------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY        SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                DATE       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Finance -- 19.5%
  Associates Corporation of North America, 6.95%............  11/01/2018       $  500,000       $   566,564
  Boeing Capital Corp., 6.50%...............................  02/15/2012          500,000           533,106
  Core Invest Grade Trust, 4.73%............................  11/30/2007          500,000           507,735
  Fannie Mae, 6.41%.........................................  03/08/2006        1,000,000         1,124,286
  Federal Home Loan Bank, 5.88%.............................  11/15/2007        1,000,000         1,126,438
  Ford Motor Credit Co., 7.38%..............................  02/01/2011          400,000           388,956
  Freddie Mac, 5.00%........................................  01/15/2004        1,000,000         1,037,813
  Freddie Mac, 4.70%........................................  11/01/2005          500,000           504,738
  Freddie Mac Discount Note, 0.00%..........................  01/07/2003        2,000,000         1,999,669
  Freddie Mac Discount Note, 0.00%..........................  02/04/2003        2,000,000         1,997,763
  Goldman Sachs Group, Inc., 6.60%..........................  01/15/2012          500,000           552,498
  JP Morgan Chase & Co., 6.63%..............................  03/15/2012          250,000           270,954
  Morgan Stanley Dean Witter & Co., 6.75%...................  04/15/2011          375,000           416,726
  Washington Mutual, Inc., 4.38%............................  01/15/2008          300,000           305,691
                                                                                                -----------
                                                                                                 11,332,937
                                                                                                -----------
Food & Food Distributors -- 1.4%
  Safeways, Inc., 6.15%.....................................  03/01/2006          750,000           812,278
                                                                                                -----------
Insurance -- 0.4%
  Safeco Corp., 7.25%.......................................  09/01/2012          200,000           222,120
                                                                                                -----------
Oil Companies -- 1.0%
  Conoco Funding Co., 6.35%.................................  10/15/2011          500,000           558,340
                                                                                                -----------
Oil Equipment & Services -- 0.9%
  Baker Hughes, Inc., 6.25%.................................  01/15/2009          500,000           554,368
                                                                                                -----------
Utilities -- 0.9%
  Consolidated Edison Co. NY, 5.63%.........................  07/01/2012          500,000           534,673
                                                                                                -----------
    TOTAL CORPORATE BONDS...................................                                     16,857,110
                                                                                                -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 16.3%
Federal Home Loan Mortgage Corporation -- 0.6%
  Pool #200089, 9.50%.......................................  08/01/2005           65,075            67,473
  Pool #309774, 8.00%.......................................  11/01/2008           76,807            81,558
  Pool #380054, 9.00%.......................................  08/01/2004           74,181            76,642
  Pool #380061, 9.00%.......................................  12/01/2004          101,128           105,472
  Pool #730238, 9.50%.......................................  03/01/2006           27,261            29,095
                                                                                                -----------
                                                                                                    360,240
                                                                                                -----------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY        SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                DATE       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association -- 2.6%
  Pool #10072, 7.75%........................................  03/01/2008       $   50,806       $    53,829
  Pool #205994, 7.00%.......................................  03/01/2008           89,219            95,141
  Pool #251782, 10.50%......................................  03/01/2018           51,898            60,961
  Pool #252397, 7.50%.......................................  05/01/2028          173,895           185,774
  Pool #3918, 7.75%.........................................  05/01/2008           34,139            36,170
  Pool #496045, 8.00%.......................................  01/01/2028          237,393           259,027
  Pool #496046, 8.50%.......................................  10/01/2026          286,213           311,037
  Pool #499418, 8.00%.......................................  10/01/2027           86,584            94,372
  Pool #516898, 7.00%.......................................  01/01/2030          213,337           224,584
  Pool #538673, 8.00%.......................................  06/01/2023          161,836           176,391
                                                                                                -----------
                                                                                                  1,497,286
                                                                                                -----------
Government National Mortgage Association -- 3.1%
  Pool #23094, 7.50%........................................  11/15/2007          218,369           229,868
  Pool #316111, 8.00%.......................................  03/15/2007           23,936            25,644
  Pool #348813, 7.50%.......................................  06/15/2023          477,064           512,820
  Pool #363360, 8.00%.......................................  08/15/2008          144,805           156,009
  Pool #370871, 6.50%.......................................  10/15/2008          475,778           507,309
  Pool #525348, 7.50%.......................................  09/15/2015          376,192           406,285
                                                                                                -----------
                                                                                                  1,837,935
                                                                                                -----------
U.S. Treasury Notes -- 10.0%
  1.88%.....................................................  09/30/2004        2,524,000         2,541,648
  4.00%.....................................................  11/15/2012          145,000           147,050
  6.25%.....................................................  08/15/2023        2,667,000         3,133,309
                                                                                                -----------
                                                                                                  5,822,007
                                                                                                -----------
    TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS..............                                      9,517,468
                                                                                                -----------
SHORT TERM INVESTMENTS -- 2.9%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................                    1,717,979         1,717,979
                                                                                                -----------
    TOTAL SHORT TERM INVESTMENTS............................                                      1,717,979
                                                                                                -----------
    (a)TOTAL INVESTMENTS -- 99.4% (COST $56,868,386)........                                     58,015,096
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...............                                        356,196
                                                                                                -----------
NET ASSETS -- 100.0%........................................                                    $58,371,292
                                                                                                ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Denotes a non-income producing security.
ADR American Depositary Receipt

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

2002 Annual Review
Gartmore Mutual Fund Capital Trust

--------------------------------------------------------------------------------

The Bond Portfolio's total return for the 12 months ended December 31, 2002 was 9.09%. That compares to a 10.27% return for the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index.

     The Portfolio is sub-advised by Western Asset Management Company ("Western"). Western primarily invests in a diversified portfolio of fixed-income securities, and actively manages the Fund by determining sector allocation; issue selection, duration and term structure.

     Inflation and interest rates remained low throughout the period. The Portfolio maintained a relatively long duration, which helped the Portfolio to lock in relatively high yields; yields on shorter-term securities declined the most, however, providing greater capital gains. The Portfolio's moderately overweight position in mortgage-backed securities contributed to returns, in part because pre-payment risk was relatively low. The Portfolio also maintained a moderate exposure to Treasury inflation-protected securities (TIPS), which boosted returns as inflation-adjusted yields fell.*

     The Portfolio overweighted the credit, high-yield, and emerging-markets sectors, which did not perform as well as higher-quality issues. Many individual issues were hit hard by company-specific credit problems during the period, and the fund was not able to avoid all of those situations. We feel our strategy of holding a broadly diversified portfolio of bonds helped to minimize the effect of these poor-performing issues on the Portfolio's total return.

     The largest holdings (as a percentage of net assets) of the Portfolio include:

SECTOR*                                                   APPROXIMATE PORTFOLIO%
-------                                                   ----------------------
U.S. Government Agencies                                            48%
Corporate Bonds                                                     32%
Asset Backed Securities                                              9%
U.S. Treasury Obligations                                            9%
Short Term Investments                                               6%
Foreign Bonds                                                        5%

[MARKET STREET FUND BOND PORTFOLIO PERFORMANCE GRAPH]

                                                                            FUND                        LB AGGREGATE BOND
                                                                            ----                        -----------------
92                                                                        10000.00                           10000.00
93                                                                        11032.00                           10975.00
94                                                                        10413.00                           10655.00
95                                                                        12539.00                           12623.00
96                                                                        12897.00                           13080.00
97                                                                        14122.00                           14346.00
98                                                                        15282.00                           15591.00
99                                                                        14778.00                           15461.00
00                                                                        16195.00                           17259.00
01                                                                        17393.00                           18713.00
02                                                                        18974.00                           20635.00

                          Average Annual Total Return
                            As of December 31, 2002

  1 Year   5 Year   10 Year
  -------  ------   -------
   9.09%   6.08%    6.61%

                     Past performance is not predictive of future results.

     The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues, and mortgage backed securities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Portfolio composition is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 47.7%
Federal Home Loan Mortgage Corporation -- 5.9%
    5.00%...................................................    01/15/2004      $ 1,500,000       $  1,556,719
    6.25%...................................................    07/15/2032          500,000            566,413
    (b)7.50%................................................    01/01/2033          400,000            425,125
  Gold Pool #C01184, 6.50%..................................    06/01/2031          130,702            136,207
  Gold Pool #C60657, 6.50%..................................    11/01/2031          532,276            554,696
  Pool #170217, 8.00%.......................................    03/01/2017            7,184              7,819
  Pool #309774, 8.00%.......................................    11/01/2008           79,842             84,781
  Pool #C01172, 6.50%.......................................    05/01/2031          622,521            648,742
                                                                                                  ------------
                                                                                                     3,980,502
                                                                                                  ------------
Federal National Mortgage Association -- 21.9%
    5.00%...................................................    01/15/2007          600,000            650,373
    6.00%...................................................    05/15/2011        1,060,000          1,198,185
    5.38%...................................................    11/15/2011           40,000             43,368
    4.49%...................................................    08/25/2028           40,979             40,959
    7.00%...................................................    12/01/2028          154,998            164,450
    (b)5.50%................................................    01/01/2033          200,000            203,938
  (b)Pool #10940, 6.00%.....................................    01/01/2033          300,000            310,031
  Pool #250559, 7.50%.......................................    03/01/2026          187,055            200,721
  Pool #251532, 10.50%......................................    11/01/2017           64,796             75,944
  Pool #252396, 7.00%.......................................    09/01/2028          492,866            520,588
  Pool #252471, 8.50%.......................................    04/01/2028          446,545            486,114
  (b)Pool #28668, 6.50%.....................................    01/01/2032        3,900,000          4,059,657
  (b)Pool #32767, 7.00%.....................................    01/01/2033        2,300,000          2,418,593
  Pool #50544, 8.00%........................................    03/01/2022          149,557            163,187
  Pool #538673, 8.00%.......................................    06/01/2023          135,912            148,135
  Pool #672366, 5.50%.......................................    12/01/2016        3,800,000          3,945,384
                                                                                                  ------------
                                                                                                    14,629,627
                                                                                                  ------------
Government National Mortgage Association -- 19.9%
    (b)6.00%................................................    01/22/2032          350,000            364,000
    (b)6.50%................................................    01/01/2033        8,200,000          8,599,751
    (b)7.00%................................................    01/01/2032        2,800,000          2,966,251
  Pool #348813, 7.50%.......................................    06/15/2023          477,064            512,820
  Pool #366564, 7.50%.......................................    09/15/2023          488,980            525,629
  Pool #387078, 7.00%.......................................    04/15/2009          187,485            201,504
  Pool #536369, 7.50%.......................................    11/15/2030          114,318            121,979
                                                                                                  ------------
                                                                                                    13,291,934
                                                                                                  ------------
    TOTAL U.S. GOVERNMENT AGENCIES..........................                                        31,902,063
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 32.0%
Advertising Sales -- 0.0%
  (d)Lamar Media Corp. 7.25%................................    01/01/2013      $    14,000       $     14,228
                                                                                                  ------------
Aerospace & Defense -- 0.9%
  Lear Corp., 8.11%.........................................    05/15/2009           30,000             31,725
  Lear Corp., Series B, 7.96%...............................    05/15/2005           17,000             17,446
  Lockheed Martin Corp., 8.50%..............................    12/01/2029          300,000            402,493
  Raytheon Co., 7.20%.......................................    08/15/2027          120,000            131,173
                                                                                                  ------------
                                                                                                       582,837
                                                                                                  ------------
Automobiles -- 0.2%
  Ford Motor Co., 8.90%.....................................    01/15/2032          120,000            117,796
                                                                                                  ------------
Automotive -- 0.1%
  American Axle & Manufacturing, Inc., 9.75%................    03/01/2009           22,000             23,595
  Avis Group Holdings, Inc., 11.00%.........................    01/05/2009           43,000             47,085
                                                                                                  ------------
                                                                                                        70,680
                                                                                                  ------------
Banks -- 3.0%
  Bank of America Corp., 7.13%..............................    09/15/2006          200,000            228,104
  Bank of America Corp., 7.40%..............................    01/15/2011          100,000            117,797
  Bank One Corp., 4.13%.....................................    09/01/2007          220,000            226,260
  First Union National Bank, 7.80%..........................    08/18/2010          500,000            603,626
  Sumitomo Mitsui Bank Corp., 8.00%.........................    06/15/2012          100,000            111,078
  US Bancorp, 3.95%.........................................    08/23/2007           90,000             92,016
  (c)Wachovia Asset Securitization, Inc., 1.85%.............    12/25/2032          600,000            600,189
                                                                                                  ------------
                                                                                                     1,979,070
                                                                                                  ------------
Beverages -- 1.0%
  Anheuser Busch Co., Inc., 4.38%...........................    01/15/2013          265,000            263,831
  Canandaigua Brands, Inc., 8.50%...........................    03/01/2009           10,000             10,475
  Constellation Brands, Inc., 8.00%.........................    02/15/2008           37,000             38,850
  Pepsi Bottling Group, Inc., 7.00%.........................    03/01/2029          300,000            348,571
                                                                                                  ------------
                                                                                                       661,727
                                                                                                  ------------
Broadcasting & Television -- 0.1%
  Chancellor Media Corp., 8.13%.............................    12/15/2007           51,000             53,104
  Chancellor Media Corp., 8.00%.............................    11/01/2008           12,000             13,095
                                                                                                  ------------
                                                                                                        66,199
                                                                                                  ------------
Building & Construction -- 0.4%
  American Standard, Inc., 7.38%............................    04/15/2005           37,000             38,480
  American Standard, Inc., 7.38%............................    02/01/2008            5,000              5,225
  American Standard, Inc., 7.63%............................    02/15/2010           17,000             18,020
  Beazer Homes USA, Inc., 8.38%.............................    04/15/2012           23,000             23,690
  Lennar Corp., 9.95%.......................................    05/01/2010           12,000             13,080

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Building & Construction (Continued)
  Nortek, Inc., 9.25%.......................................    03/15/2007      $    10,000       $     10,275
  Nortek, Inc., 8.88%.......................................    08/01/2008           55,000             56,238
  Packaging Corporation of America, 9.63%...................    04/01/2009           16,000             17,160
  Pulte Homes, Inc., 7.88%..................................    08/01/2011            9,000              9,986
  Ryland Group, Inc., 8.00%.................................    08/15/2006           19,000             19,570
  Ryland Group, Inc., 8.25%.................................    04/01/2008           10,000             10,250
  Ryland Group, Inc., 9.75%.................................    09/01/2010            2,000              2,190
  Schuler Homes, Inc., 9.38%................................    07/15/2009           25,000             25,500
                                                                                                  ------------
                                                                                                       249,664
                                                                                                  ------------
Chemicals & Allied Products -- 0.4%
  (d)FMC Corp., 10.25%......................................    11/01/2009           20,000             21,600
  Georgia-Pacific Corp., 9.50%..............................    12/01/2011           45,000             44,100
  Macdermid, Inc., 9.13%....................................    07/15/2011           48,000             51,240
  Raytheon Co., 6.75%.......................................    08/15/2007          150,000            166,330
                                                                                                  ------------
                                                                                                       283,270
                                                                                                  ------------
Communications -- 3.0%
  AOL Time Warner, Inc., 6.88%..............................    05/01/2012          120,000            126,732
  AOL Time Warner, Inc., 7.70%..............................    05/01/2032          170,000            176,925
  AT&T Corp., 6.50%.........................................    03/15/2013          200,000            200,625
  (c)AT&T Corp., 8.50%......................................    11/15/2031           70,000             77,156
  Bellsouth Corp., 6.88%....................................    10/15/2031          250,000            280,221
  British Sky Broadcasting, 8.20%...........................    07/15/2009           82,000             88,560
  (c)British Telecom PLC, 8.38%.............................    12/15/2010          200,000            239,780
  Insight Communications, Inc., 0.00%.......................    02/15/2011           30,000             16,538
  Liberty Media, 3.75%......................................    02/15/2004          200,000            103,250
  Nextel Communications, Inc., 9.38%........................    11/15/2009           17,000             15,385
  Qwest Corp., 7.63%........................................    06/09/2003          200,000            196,000
  SBC Communications, Inc., 5.88%...........................    08/15/2012           60,000             64,790
  Sprint Capital Corp., 6.13%...............................    11/15/2008          100,000             91,000
  Sprint Capital Corp., 7.63%...............................    01/30/2011           70,000             66,500
  Sprint Capital Corp., 8.38%...............................    03/15/2012           80,000             79,600
  Viacom, Inc., 5.63%.......................................    08/15/2012           90,000             96,015
  (e)WorldCom, Inc., 6.25%..................................    08/15/2003           31,000              7,285
  (e)WorldCom, Inc., 6.40%..................................    08/15/2005          200,000             47,000
  (e)WorldCom, Inc., 0.00%..................................    05/15/2031          126,000             29,610
                                                                                                  ------------
                                                                                                     2,002,972
                                                                                                  ------------
Computers -- 0.8%
  Echostar DBS Corp., 9.13%.................................    01/15/2009           10,000             10,525
  Echostar DBS Corp., 9.38%.................................    02/01/2009           62,000             65,565

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Computers (Continued)
  Electronic Data Systems Corp., 6.85%......................    10/15/2004      $   400,000       $    411,553
  Unisys Corp., 7.25%.......................................    01/15/2005           31,000             31,310
                                                                                                  ------------
                                                                                                       518,953
                                                                                                  ------------
Electronics -- 0.4%
  AES Corp., 9.50%..........................................    06/01/2009           34,000             20,825
  Flextronics International Ltd., 9.88%.....................    07/01/2010           24,000             25,860
  General Electric Capital Corp., 6.75%.....................    03/15/2032          160,000            176,894
  L-3 Communications Corp., 7.63%...........................    06/15/2002           36,000             37,080
  (d)Sanmina-Sci Corp., 10.38%..............................    01/15/2010            6,000              6,060
                                                                                                  ------------
                                                                                                       266,719
                                                                                                  ------------
Energy -- 1.7%
  CMS Energy Corp., 9.88%...................................    10/15/2007           30,000             28,500
  CMS Energy Corp., 7.50%...................................    01/15/2009           36,000             30,600
  CMS Energy Corp., 8.50%...................................    04/15/2011           24,000             20,880
  Dominion Resources, Inc., 5.13%...........................    12/15/2009           60,000             60,788
  Dominion Resources, Inc., 5.70%...........................    09/17/2012           60,000             62,229
  Emerson Electric Co., 7.88%...............................    06/01/2005          500,000            561,899
  Hydro-Quebec, 6.30%.......................................    05/11/2011          140,000            159,391
  Hydro-Quebec, 7.50%.......................................    04/01/2016          110,000            137,282
  Mirant Americas Generation LLC, 9.13%.....................    05/01/2031          140,000             62,300
  (c)Southern Cal Edison, 8.95%.............................    11/03/2003            7,000              6,948
  XTO Energy, Inc., 7.50%...................................    04/15/2012           10,000             10,625
                                                                                                  ------------
                                                                                                     1,141,442
                                                                                                  ------------
Entertainment -- 0.4%
  CSC Holdings, Inc., 7.63%.................................    04/01/2011            3,000              2,816
  CSC Holdings, Inc., 7.88%.................................    02/15/2018           20,000             17,925
  CSC Holdings, Inc., 7.63%.................................    07/15/2018            3,000              2,659
  Harrah's Operating Co., Inc., 7.88%.......................    12/15/2005           60,000             63,599
  International Game Technology, 8.38%......................    05/15/2009           33,000             36,630
  Mohegan Tribal Gaming, 8.13%..............................    01/01/2006           10,000             10,525
  Mohegan Tribal Gaming, 8.75%..............................    01/01/2009           11,000             11,550
  Mohegan Tribal Gaming, 8.38%..............................    07/01/2011           20,000             21,025
  (d)Panamsat Corp., 8.50%..................................    02/01/2012           29,000             27,695
  Park Place Entertainment Corp., 9.38%.....................    02/15/2007           43,000             45,903
  Premier Parks, Inc., 0.00%................................    04/01/2008            5,000              4,838
                                                                                                  ------------
                                                                                                       245,165
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Fertilizers -- 0.0%
  IMC Global, Inc., Series B, 10.88%........................    06/01/2008      $     9,000       $      9,765
  IMC Global, Inc., Series B, 11.25%........................    06/01/2011           18,000             19,350
                                                                                                  ------------
                                                                                                        29,115
                                                                                                  ------------
Finance -- 8.2%
  Anadarko Finance Co., 7.50%...............................    05/01/2031          300,000            356,717
  Bell Atlantic Financial, 4.25%............................    09/15/2005          410,000            431,509
  Citigroup, Inc., 5.75%....................................    09/25/2007          180,000            186,458
  Citigroup, Inc., 6.50%....................................    01/18/2011          500,000            561,000
  Credit Suisse FirstBoston USA, Inc., 5.75%................    04/15/2007           70,000             74,934
  Credit Suisse FirstBoston USA, Inc., 4.63%................    01/15/2008           80,000             81,093
  Dryden Investor Trust, 7.16%..............................    07/23/2008          105,142            113,635
  Ford Motor Credit Corp., 7.38%............................    10/28/2009          100,000             99,086
  Ford Motor Credit Corp., 7.38%............................    02/01/2011          260,000            252,821
  Ford Motor Credit Corp., 7.25%............................    10/25/2011          590,000            573,288
  General Electric Capital Corp., 5.88%.....................    02/15/2012          280,000            299,344
  General Electric Capital Corp., 6.00%.....................    06/15/2012           60,000             64,781
  Goldman Sachs Group, Inc., 6.60%..........................    01/15/2012          410,000            453,048
  Household Finance Corp., 7.20%............................    07/15/2006          100,000            108,194
  Household Finance Corp., 6.50%............................    11/15/2008          110,000            118,273
  Household Finance Corp., 8.00%............................    07/15/2010           60,000             67,781
  Household Finance Corp., 7.00%............................    05/15/2012           70,000             76,670
  Household Finance Corp., 6.38%............................    11/27/2012           30,000             31,318
  John Deere Capital Corp., 7.00%...........................    03/15/2012          140,000            162,320
  JP Morgan Chase & Co., 6.63%..............................    03/15/2012          190,000            205,925
  JP Morgan Chase & Co., 5.75%..............................    01/02/2013           80,000             81,012
  KFW International Finance, Inc., 4.75%....................    01/24/2007          170,000            182,661
  PDVSA Finance Ltd., 8.50%.................................    11/16/2012          130,000            102,700
  (d)Petrozuata Finance, Inc., 8.22%........................    04/01/2017          110,000             67,100
  Systems 2001 Asset Trust, 6.66%...........................    09/15/2013          187,385            201,944
  Verizon Global Funding Corp., 0.00%.......................    05/15/2021          120,000             69,300
  Verizon Global Funding Corp., 5.75%.......................    04/01/2003          170,000            171,106
  Wells Fargo & Co., 6.45%..................................    02/01/2011          300,000            336,778
  Williams Holdings of Delaware, Inc., 6.25%................    02/01/2006           50,000             34,750
                                                                                                  ------------
                                                                                                     5,565,546
                                                                                                  ------------
Food & Food Distributors -- 0.8%
  Kellogg Co., 6.60%........................................    04/01/2011           80,000             90,100
  Nabisco, Inc., 7.55%......................................    06/15/2015          100,000            124,146
  Sara Lee Corp., 6.25%.....................................    09/15/2011          250,000            280,388
  Smithfield Foods, Inc., 8.00%.............................    10/15/2009           25,000             25,500

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Food & Food Distributors (Continued)
  Tricon Global Restaurants, Inc., 7.45%....................    05/15/2005      $    15,000       $     15,675
  Tricon Global Restaurants. Inc., 8.50%....................    04/15/2006            8,000              8,500
                                                                                                  ------------
                                                                                                       544,309
                                                                                                  ------------
Forestry -- 0.6%
  Tembec Industries, Inc., 8.50%............................    02/01/2011           12,000             12,090
  Weyerhaeuser Co., 6.75%...................................    03/15/2012          150,000            163,551
  Weyerhaeuser Co., 7.38%...................................    03/15/2032          220,000            238,596
                                                                                                  ------------
                                                                                                       414,237
                                                                                                  ------------
Healthcare -- 0.2%
  HCA, Inc., 6.91%..........................................    06/15/2005           10,000             10,508
  HCA, Inc., 7.25%..........................................    05/20/2008           28,000             29,982
  Healthsouth Corp., 8.50%..................................    02/01/2008            1,000                860
  Healthsouth Corp., 7.63%..................................    06/01/2012           13,000             10,725
  Manor Care, Inc., 7.50%...................................    06/15/2006           30,000             31,158
  Manor Care, Inc., 8.00%...................................    03/01/2008           28,000             29,540
                                                                                                  ------------
                                                                                                       112,773
                                                                                                  ------------
Hotel -- 0.1%
  Extended Stay America, Inc., 9.88%........................    06/15/2011            5,000              5,075
  HMH Properties, Inc., 7.88%...............................    08/01/2008           20,000             19,400
  HMH Properties, Inc., 8.45%...............................    12/01/2008            6,000              5,925
  Mandalay Resort Group, 9.50%..............................    08/01/2008            3,000              3,323
  MGM Grand, Inc., 9.75%....................................    06/01/2007           15,000             16,575
  MGM Mirage, Inc., 6.63%...................................    02/01/2005           28,000             28,678
  Mirage Resorts, 7.25%.....................................    10/15/2006            4,000              4,172
                                                                                                  ------------
                                                                                                        83,148
                                                                                                  ------------
Industrial Goods & Services -- 0.0%
  American Greetings Corp., 6.10%...........................    08/01/2028            6,000              5,580
  (d)Ball Corp., 6.88%......................................    12/15/2012            7,000              7,035
                                                                                                  ------------
                                                                                                        12,615
                                                                                                  ------------
Insurance -- 0.3%
  Willis Corron Corp., 9.00%................................    02/01/2004            4,000              4,220
  XL Capital Ltd., 6.50%....................................    01/15/2012          200,000            216,559
                                                                                                  ------------
                                                                                                       220,779
                                                                                                  ------------
Machinery -- 0.3%
  Agco Corp., 9.50%.........................................    05/01/2008           13,000             14,040
  Caterpillar Inc., 6.55%...................................    05/01/2011          150,000            170,796
                                                                                                  ------------
                                                                                                       184,836
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Manufacturing -- 1.2%
  AK Steel Corp., 7.88%.....................................    02/15/2009      $    60,000       $     60,600
  (d)AK Steel Corp., 7.75%..................................    06/15/2012           11,000             11,083
  SPX Corp., 7.50%..........................................    01/01/2013           15,000             15,206
  Terex Corp., 10.38%.......................................    04/01/2011           50,000             47,000
  Tyco International Group SA, 2.23%........................    07/30/2003           10,000              9,700
  Tyco International Group SA, 5.88%........................    11/01/2004           10,000              9,700
  Tyco International Group SA, 6.13%........................    11/01/2008           10,000              9,350
  Tyco International Group SA, 6.13%........................    01/15/2009           10,000              9,350
  Tyco International Group SA, 6.75%........................    02/15/2011           10,000              9,450
  Tyco International Group SA, 6.38%........................    10/15/2011          240,000            224,400
  Tyco International Group SA, 7.00%........................    06/15/2028          174,000            153,120
  Tyco International Group SA, 6.88%........................    01/15/2029          266,000            234,080
                                                                                                  ------------
                                                                                                       793,039
                                                                                                  ------------
Medical & Medical Services -- 0.7%
  Biovail Corp., 7.88%......................................    04/01/2010           20,000             20,000
  Bristol-Meyers Squibb Co., 5.75%..........................    10/01/2011          220,000            234,267
  Coventry Health Care, Inc., 8.13%.........................    02/15/2012           17,000             17,680
  Fresenius Medical Care Capital Trust, 7.88%...............    06/15/2011           30,000             29,100
  Fresenius Medical Care Capital Trust, 7.88%...............    02/01/2008            2,000              1,970
  HCA - The Healthcare Co., 7.13%...........................    06/01/2006           30,000             31,792
  HCA - The Healthcare Co., 8.75%...........................    09/01/2010           27,000             31,074
  Ommicare, Inc., 8.13%.....................................    03/15/2011           38,000             40,660
  (d)Oncor Electric Deliver Co., 6.38%......................    01/15/2015           30,000             30,616
  Ventas Realty Capital Corp., 8.75%........................    05/01/2009           11,500             11,903
  Ventas Realty Capital Corp., 9.00%........................    05/01/2012            1,500              1,568
                                                                                                  ------------
                                                                                                       450,630
                                                                                                  ------------
Metals & Mining -- 0.1%
  P&L Coal Holdings Corp., 8.88%............................    05/15/2008           59,000             61,950
                                                                                                  ------------
Oil & Gas -- 2.5%
  Apache Corp., 6.25%.......................................    04/15/2012          130,000            145,723
  Chevrontexaco Capital Co., 3.50%..........................    09/17/2007           50,000             50,897
  Conoco Funding Corp., 6.35%...............................    10/15/2011          110,000            122,835
  Conoco Funding Corp., 6.95%...............................    04/15/2029          100,000            113,338
  Conoco Funding Corp., 7.25%...............................    10/15/2031           10,000             11,717
  (d)Conoco Funding Corp., 4.75%............................    10/15/2012           60,000             60,322
  (d)Conoco Funding Corp., 5.90%............................    10/15/2032           10,000              9,943
  Dynegy Holdings, Inc., 8.75%..............................    02/15/2012          160,000             56,000
  EL Paso Corp., 0.00%......................................    02/28/2021          180,000             55,800
  EL Paso Corp., 7.80%......................................    08/01/2031           70,000             43,400
  EL Paso Corp., 7.75%......................................    07/15/2032          140,000             86,800

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Oil & Gas (Continued)
  (d)EL Paso Corp., 8.38%...................................    06/15/2032      $    50,000       $     37,250
  Forest Oil Corp., 7.75%...................................    05/01/2014           30,000             30,600
  Ocean Energy, Inc., Series B, 8.38%.......................    07/01/2008           60,000             63,150
  Parker & Parsley Petroleum, 8.88%.........................    04/15/2005            8,000              8,581
  Parker & Parsley Petroleum, 8.25%.........................    08/15/2007           10,000             10,693
  (d)Petroliam National Berhd, 7.63%........................    10/15/2026           20,000             20,699
  (d)Petronas Capital Ltd., 7.88%...........................    05/22/2022           70,000             75,209
  Phillips Petroleum Co., 8.75%.............................    05/10/2010          200,000            250,286
  Pioneer Natural Resources Co., 9.63%......................    04/01/2010           30,000             35,690
  Sonat, Inc., 7.63%........................................    07/15/2011          120,000             80,400
  Southern Natural Gas Co., 8.00%...........................    03/01/2032           80,000             70,400
  Tennessee Gas Pipeline, 8.38%.............................    06/15/2032           40,000             34,800
  Vintage Petroleum, Inc., 9.00%............................    12/15/2005            6,000              6,030
  Vintage Petroleum, Inc., 7.88%............................    05/15/2011           20,000             19,500
  Vintage Petroleum, Inc., 8.25%............................    05/01/2012           21,000             21,840
  Western Oil Sands, Inc., 8.38%............................    05/01/2012           28,000             27,860
  (d)Westport Resources Corp., 8.25%........................    11/01/2011            4,000              4,200
  Williams Co., Inc., 7.75%.................................    06/15/2031          100,000             62,500
  (d)Williams Co., Inc., 8.75%..............................    03/15/2032          100,000             65,500
                                                                                                  ------------
                                                                                                     1,681,963
                                                                                                  ------------
Paper & Forest Products -- 0.2%
  Meadwestvaco Corp., 6.85%.................................    04/01/2012          100,000            110,963
                                                                                                  ------------
Railroads -- 1.4%
  Kansas City Southern Railroads, 9.50%.....................    10/01/2008           16,000             17,620
  Union Pacific Corp., 7.13%................................    02/01/2028          300,000            348,207
  Williams Co., Inc., 6.70%.................................    12/01/2006          500,000            553,113
                                                                                                  ------------
                                                                                                       918,940
                                                                                                  ------------
Retail -- 0.7%
  Target Corp., 5.88%.......................................    03/01/2012          220,000            238,523
  Wal-Mart Stores, 7.55%....................................    02/15/2030          200,000            252,716
                                                                                                  ------------
                                                                                                       491,239
                                                                                                  ------------
Tobacco -- 1.1%
  Philip Morris Co., 7.75%..................................    01/15/2027          415,000            456,612
  RJ Reynolds Tobacco Holdings, 7.75%.......................    05/15/2006          110,000            119,949
  RJ Reynolds Tobacco Holdings, 7.25%.......................    06/01/2012          130,000            136,024
                                                                                                  ------------
                                                                                                       712,585
                                                                                                  ------------
Toys -- 0.0%
  Hasbro, Inc., 5.60%.......................................    11/01/2005           31,000             30,070
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Transportation -- 0.1%
  Teekay Shipping, Inc., 8.88%..............................    07/15/2011      $    63,000       $     64,654
                                                                                                  ------------
Utilities -- 0.4%
  Calpine Corp., 8.25%......................................    08/15/2005           70,000             33,600
  Calpine Corp., 8.50%......................................    02/15/2011           22,000              9,570
  FirstEnergy Corp., 6.45%..................................    11/15/2011           70,000             69,639
  FirstEnergy Corp., 7.38%..................................    11/15/2031          160,000            155,102
                                                                                                  ------------
                                                                                                       267,911
                                                                                                  ------------
Waste Management -- 0.7%
  Allied Waste North America, 8.88%.........................    04/01/2008          100,000            101,500
  Waste Management, Inc., 7.38%.............................    08/01/2010          240,000            262,593
  (d)Waste Management, Inc., 6.38%..........................    11/15/2012          120,000            123,486
                                                                                                  ------------
                                                                                                       487,579
                                                                                                  ------------
    TOTAL CORPORATE BONDS...................................                                        21,439,603
                                                                                                  ------------
ASSET BACKED SECURITIES -- 9.2%
  (c)Amortizing Residential Collateral Trust, 1.70%.........    01/01/2032          160,395            159,041
  Asset Securitization Corp., 6.92%.........................    02/14/2029          236,170            252,984
  (c)Bayview Financial Acquisition Trust, Series 2001-DA,
    Class A, 1.80%..........................................    11/25/2031          599,217            598,816
  Bayview Financial Acquisition Trust IO, 10.55%............    07/25/2004          800,000             65,500
  Bayview Financial Acquisition Trust IO, 5.50%.............    06/25/2005          600,000            108,594
  (c)Chase Funding Loan Acquisition Trust, Series 2001-AD1,
    Class 1A1, 1.65%........................................    12/25/2015          104,084            104,100
  (c)Conseco Finance Securitization Corp., Series 2001-3,
    Class A1, 1.57%.........................................    05/01/2033          259,368            258,385
  Conseco Finance Securitizations Corp., Series 2001-1,
    Class A5,
    6.99%...................................................    07/01/2032          400,000            350,330
  (c)Countrywide Asset Backed Certificates, Series 2001-BC3,
    Class A,
    1.66%...................................................    12/25/2031          294,552            294,858
  Credit Based Asset Servicing & Securities IO, Series
    2001-CB4,
    Class 1AIO, 0.00%.......................................    11/25/2033        1,800,000              7,200
  (c)CS First Boston Mortgage Securities Corp., Series
    2001-TFLA, Class A1, 1.87%..............................    12/15/2011          370,000            369,750
  (c)Daimler Chrysler, 1.48%................................    05/15/2007          150,000            150,038
  (c)EQCC Asset Backed Corp., 1.72%.........................    10/25/2031          268,939            268,676
  GMAC Commercial, Series 1999-C2, Class A2, 6.95%..........    09/15/2033          800,000            917,090
  Green Tree Financial Corp., Series 1992-2, Class B,
    9.15%...................................................    01/15/2018          100,000             91,023
  (c)Hanareum International Funding Ltd., Series 1A, Class
    1, 1.71%................................................    12/14/2011          121,649            121,358
  LB-UBS Commercial Mortgage Trust IO, 0.99%................    06/15/2036          793,123             46,454

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (CONTINUED)
  Lehman ABS Manufacturing Contract, Series 2001-B, Class
    A3, 4.35%...............................................    05/15/2014      $   500,000       $    503,686
  Lehman ABS Manufacturing Contract, Series 2001-B, Class
    A6, 6.47%...............................................    08/15/2028          500,000            490,397
  (c)Lehman Brothers, Series 2001-LLFA, Class A, 1.66%......    08/16/2013          330,027            330,156
  (c)Medallion Trust, Series 2000-2G, Class A1, 1.61%.......    12/18/2031          326,462            325,605
  (c)Merrill Lynch Mortgage Investors, Inc., Series
    2002-NC1, 1.74%.........................................    08/25/2009           90,467             90,235
  (c)Residential Asset Securities Corp., Series 2001-KS2,
    Class AI1, 1.53%........................................    04/25/2018            6,971              6,971
  (c)Salomon Brothers Mortgage Securities, Series 1998-NC1,
    Class A,
    1.66%...................................................    03/25/2028           46,908             46,351
  Security National Mortgage Loan Trust, Series 2001-3A,
    Class A1,
    3.60%...................................................    07/25/2010          229,667            230,105
                                                                                                  ------------
    TOTAL ASSET BACKED SECURITIES...........................                                         6,187,703
                                                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 9.0%
  U.S. Treasury Bonds -- 2.0%
    6.13%...................................................    08/15/2029          270,000            316,976
    5.25%...................................................    11/15/2028          525,000            548,358
    5.38%...................................................    02/15/2031          420,000            457,866
                                                                                                  ------------
                                                                                                     1,323,200
                                                                                                  ------------
  U.S. Treasury Inflation Protected Bonds -- 5.7%
    3.88%...................................................    04/15/2029        3,120,867          3,816,441
                                                                                                  ------------
  U.S. Treasury Notes -- 0.5%
    3.00%...................................................    11/15/2007           10,000             10,120
    4.75%,..................................................    11/15/2008          280,000            305,638
                                                                                                  ------------
                                                                                                       315,758
                                                                                                  ------------
  U.S. Treasury Strips -- 0.8%
    0.00%...................................................    08/15/2025          530,000            160,532
    0.00%...................................................    11/15/2027        1,500,000            406,389
                                                                                                  ------------
                                                                                                       566,921
                                                                                                  ------------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                                         6,022,320
                                                                                                  ------------
FOREIGN BONDS -- 5.1%
Foreign Government -- 5.1%
  Federal Republic of Brazil, 14.50%........................    10/15/2009           80,000             66,400
  Federal Republic of Brazil, 12.00%........................    04/15/2010          120,000             87,300
  Federal Republic of Brazil, 11.00%........................    08/17/2040          175,000            108,938
  Federal Republic of Brazil, 2.63%.........................    04/15/2009           65,000             43,046
  Federal Republic of Brazil, 8.00%.........................    04/15/2014          172,397            112,936
  Federal Republic of Brazil, 8.00%.........................    04/15/2014          486,407            318,640

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
FOREIGN BOND (CONTINUED)
Foreign Government (Continued)
  Province of Quebec, 7.13%.................................    02/09/2024      $    80,000       $     94,232
  Province of Quebec, 7.50%.................................    09/15/2029           20,000             24,943
  Republic of Brazil, 2.63%.................................    04/15/2012           80,000             43,197
  Republic of Brazil, 2.63%.................................    04/15/2012          100,000             53,997
  (d)Republic of Bulgaria, 8.25%............................    01/15/2015          222,000            242,535
  Republic of Columbia, 10.50%..............................    07/09/2010           40,000             42,000
  Republic of Columbia, 11.75%..............................    02/25/2020          130,000            139,100
  Republic of Panama, 9.63%.................................    02/08/2011           53,000             57,757
  Republic of Panama, 9.38%.................................    07/23/2012          100,000            107,000
  Republic of Panama, 10.75%................................    05/15/2020           62,000             68,820
  Republic of Panama, 4.75%.................................    07/17/2014            8,889              7,931
  Republic of Peru, 4.50%...................................    03/07/2017          323,400            251,416
  Republic of Philippines, 9.88%............................    01/15/2019          180,000            178,200
  Republic of Philippines, 10.63%...........................    03/16/2025           10,000             10,300
  Russian Federation, 5.00%.................................    03/31/2030          140,000            110,600
  Russian Federation, 8.25%.................................    03/31/2010          100,000            105,800
  United Mexican States, 8.38%..............................    01/14/2011          250,000            282,500
  United Mexican States, 11.50%.............................    05/15/2026          625,000            853,125
                                                                                                  ------------
    TOTAL FOREIGN BONDS.....................................                                         3,410,713
                                                                                                  ------------
SHORT TERM INVESTMENTS -- 6.4%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................                      4,304,090          4,304,090
                                                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS............................                                         4,304,090
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                                 SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.2%
  Fifth Third Bank, 1.37%, dated 12/31/02 due 01/02/03,
    repurchase price $12,178,446 (Fully collateralized by
    Freddie Mac Securities, Market Value $12,542,845).......                    $12,177,519       $ 12,177,519
                                                                                                  ------------
    TOTAL REPURCHASE AGREEMENT..............................                                        12,177,519
                                                                                                  ------------
    (a)TOTAL INVESTMENTS -- 127.6% (COST $83,260,637).......                                        85,444,011
LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.6)%............                                       (18,489,963)
                                                                                                  ------------
NET ASSETS -- 100.0%........................................                                      $ 66,954,048
                                                                                                  ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Mortgage Dollar Rolls

(c) Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on December 31, 2002.

(d) Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

(e) Security in default

IO -- Interest Only

See notes to financial statements.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Schedule of Portfolio Investments, December 31, 2002

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 67.6%
Asset Backed Auto Receivable -- 3.6%
  FCAR Owner Trust, 1.54%...................................    03/13/2003       $5,000,000       $  4,984,814
                                                                                                  ------------
Asset Backed Securities -- 10.6%
  (b)Giro Funding Corp., 1.33%..............................    02/10/2003        5,000,000          4,992,610
  (b)Three Pillars Funding, 1.41%...........................    01/07/2003        4,235,000          4,234,005
  (b)Three Pillars Funding, 1.42%...........................    01/22/2003        1,500,000          1,498,758
  (b)Trident Capital Finance Corp., 1.39%...................    01/14/2003        1,900,000          1,899,046
  (b)Trident Capital Finance Corp., 1.36%...................    01/16/2003        2,000,000          1,998,867
                                                                                                  ------------
                                                                                                    14,623,286
                                                                                                  ------------
Asset Backed Term Receivables -- 3.4%
  Variable Funding Capital Corp., 1.37%.....................    01/03/2003        4,750,000          4,749,638
                                                                                                  ------------
Asset Backed Trade & Term Receivables -- 11.4%
  (b)Kitty Hawk Funding Corp., 1.35%........................    01/14/2003        4,788,000          4,785,666
  (b)Old Line Funding Corp., 1.35%..........................    01/17/2003        2,000,000          1,998,800
  (b)Old Line Funding Corp., 1.33%..........................    02/19/2003        3,133,000          3,127,328
  Preferred Receivables Funding Corp., 1.32%................    01/09/2003        2,015,000          2,014,409
  Preferred Receivables Funding Corp., 1.35%................    01/16/2003        3,803,000          3,800,861
                                                                                                  ------------
                                                                                                    15,727,064
                                                                                                  ------------
Banks - Foreign -- 12.8%
  Dresdner U.S. Finance, Inc., 1.36%........................    01/07/2003        1,505,000          1,504,659
  Dresdner U.S. Finance, Inc., 1.34%........................    04/14/2003        1,537,000          1,531,107
  HBOS Treasury Services, 1.83%.............................    01/10/2003        3,537,000          3,535,382
  Northern Rock PLC, 1.33%..................................    03/13/2003        4,165,000          4,154,075
  (b)Scotiabanc, Inc., 1.33%................................    03/10/2003        5,000,000          4,987,440
  Svenska Handelsbank, Inc., 1.33%..........................    04/10/2003        1,858,000          1,851,204
                                                                                                  ------------
                                                                                                    17,563,867
                                                                                                  ------------
Broker/Dealers -- 6.8%
  (b)Bear Stearns Cos. Inc., 1.55%..........................    01/29/2003        4,616,000          4,610,435
  Salomon Smith Barney Holdings Inc., 1.31%.................    02/07/2003        4,826,000          4,819,502
                                                                                                  ------------
                                                                                                     9,429,937
                                                                                                  ------------
Building Society -- 3.6%
  Yorkshire Building Society, 1.34%.........................    02/06/2003        5,000,000          4,993,300
                                                                                                  ------------
Electric Utilities -- 2.9%
  Duke Energy Corp., 1.77%..................................    01/13/2003        4,000,000          3,997,640
                                                                                                  ------------
Finance - Auto -- 0.9%
  American Honda Finance Corp., 1.35%.......................    01/29/2003        1,218,000          1,216,721
                                                                                                  ------------
Finance - Consumer Sales -- 2.2%
  American General Finance Corp., 1.85%.....................    03/10/2003        3,000,000          2,989,517
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Insurance -- 5.8%
  ING America Insurance Holdings, 1.80%.....................    01/31/2003       $4,000,000       $  3,994,000
  (b)New York Life Capital Corp., 1.31%.....................    01/06/2003        4,000,000          3,999,272
                                                                                                  ------------
                                                                                                     7,993,272
                                                                                                  ------------
Tax Municipal - Electric Utility -- 3.6%
  South Carolina Public Services, 1.38%.....................    02/14/2003        5,000,000          4,991,567
                                                                                                  ------------
      TOTAL COMMERCIAL PAPER................................                                        93,260,623
                                                                                                  ------------
U.S. GOVERNMENT SPONSORED & AGENCY OBLIGATIONS -- 9.7%
  Federal Home Loan Bank -- 4.7%
    2.38%...................................................    03/07/2003        1,490,000          1,491,191
    1.90%...................................................    11/12/2003        2,000,000          2,000,000
    1.60%...................................................    01/16/2004        3,000,000          3,000,000
                                                                                                  ------------
                                                                                                     6,491,191
                                                                                                  ------------
  Federal National Mortgage Association -- 5.0%
    6.80%...................................................    01/10/2003          700,000            700,824
    4.63%...................................................    05/15/2003        1,193,000          1,204,434
    1.75%...................................................    12/08/2003        5,000,000          5,000,000
                                                                                                  ------------
                                                                                                     6,905,258
                                                                                                  ------------
      TOTAL U.S. GOVERNMENT SPONSORED & AGENCY
        OBLIGATIONS.........................................                                        13,396,449
                                                                                                  ------------
FLOATING RATE NOTES -- 9.4%
Asset Backed Securities -- 3.5%
  (c)Sigma Finance, Inc., 1.38%.............................    05/27/2003        5,000,000          4,999,797
                                                                                                  ------------
Banks -- Foreign -- 1.4%
  HBOS Treasury Services, 1.61%.............................    11/20/2003        2,000,000          2,000,000
                                                                                                  ------------
Broker/Dealers -- 1.5%
  Morgan Stanley Dean Witter & Co., 1.33%...................    05/15/2003        2,000,000          2,000,000
                                                                                                  ------------
Finance - Consumer Sales -- 1.5%
  Wells Fargo & Co., 1.42%..................................    02/02/2004        2,000,000          2,000,000
                                                                                                  ------------
Finance - Diversified -- 1.5%
  General Electric Capital Corp., 1.45%.....................    12/17/2003        1,000,000          1,000,000
  General Electric Capital Corp., 1.46%.....................    02/09/2004        1,000,000          1,000,000
                                                                                                  ------------
                                                                                                     2,000,000
                                                                                                  ------------
      TOTAL FLOATING RATE NOTES.............................                                        12,999,797
                                                                                                  ------------

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Schedule of Portfolio Investments, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY        SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE       PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 7.7%
  Banks - Domestic -- 3.2%
  Citicorp, 8.00%...........................................    02/01/2003       $1,500,000       $  1,507,577
  Norwest Corp., 5.75%......................................    02/01/2003        1,350,000          1,354,193
  Wells Fargo & Co., 7.20%..................................    05/01/2003        1,500,000          1,528,350
                                                                                                  ------------
                                                                                                     4,390,120
                                                                                                  ------------
Broker/Dealers -- 4.5%
  (c)Goldman Sachs Group, Inc., 6.25%.......................    02/01/2003        2,000,000          2,007,170
  Morgan Stanley Dean Witter & Co., 7.125%..................    01/15/2003        4,150,000          4,158,223
                                                                                                  ------------
                                                                                                     6,165,393
                                                                                                  ------------
      TOTAL CORPORATE BONDS.................................                                        10,555,513
                                                                                                  ------------
MUTUAL FUNDS -- 4.0%
  Goldman Sachs Financial Square Prime Obligations..........                      4,636,000          4,636,000
  Provident Blackrock Temp Fund.............................                        812,000            812,000
                                                                                                  ------------
      TOTAL MUTUAL FUNDS....................................                                         5,448,000
                                                                                                  ------------
CERTIFICATES OF DEPOSIT -- 1.5%
Banks - Foreign -- 1.5%
  Westdeutsche Landesbank Girozentale, 2.06%................    03/11/2003       $2,000,000          2,000,000
                                                                                                  ------------
      TOTAL CERTIFICATES OF DEPOSIT.........................                                         2,000,000
                                                                                                  ------------
      (a)TOTAL INVESTMENTS (COST $137,660,382) -- 99.9%.....                                       137,660,382
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...............                                           157,932
                                                                                                  ------------
NET ASSETS -- 100.0%........................................                                      $137,818,314
                                                                                                  ============

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security issued pursuant to section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(c) Represents a restricted security acquired and eligible for resale under Rule 144A, which limits resale to certain qualified buyers.

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund

Statements of Assets and Liabilities, December 31, 2002

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO
                                                                 BROAD         LARGE CAP       LARGE CAP
                                                                 EQUITY          GROWTH          VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $173,048,741; $32,991,315;
  $41,053,718; $35,470,476; $45,765,743; $347,106,011;
  $70,213,498; $68,331,950; $56,868,386; $71,083,118 and
  $137,660,382; respectively)...............................  $145,182,552    $ 27,814,000    $38,181,897
Repurchase agreements, at cost and value....................     2,519,634         490,303         82,857
                                                              ------------    ------------    -----------
    Total Investments.......................................   147,702,186      28,304,303     38,264,754
                                                              ------------    ------------    -----------
Cash........................................................       654,367         250,892        400,001
Foreign currency, at value (cost $0; $0; $0; $0; $0; $0;
  $1,094,395; $0; $0; $0 and $0; respectively)..............            --              --             --
Interest and dividends receivable...........................       186,695          17,024         59,074
Receivable for investments sold.............................       125,538         481,731             --
Receivable from adviser.....................................         7,078           4,256          3,372
Receivable for variation margin on futures contracts........            --              --             --
Reclaims receivable.........................................            --              --             --
                                                              ------------    ------------    -----------
    Total Assets............................................   148,675,864      29,058,206     38,727,201
                                                              ------------    ------------    -----------
LIABILITIES:
Distributions payable.......................................            --              --             --
Payable for investments purchased...........................        80,758         386,227             --
Accrued expenses and other payables
  Investment advisory fees..................................       285,314          52,031         67,066
  Administration fees.......................................         7,747           1,499          1,800
  Administrative servicing fees.............................        19,314           3,740          5,219
  Other.....................................................        31,587           7,025          9,171
                                                              ------------    ------------    -----------
    Total Liabilities.......................................       424,720         450,522         83,256
                                                              ------------    ------------    -----------
NET ASSETS..................................................  $148,251,144    $ 28,607,684    $38,643,945
                                                              ============    ============    ===========
REPRESENTED BY:
Capital.....................................................  $207,649,746    $ 52,976,030    $45,945,677
Undistributed net investment income (loss)..................     1,018,194              --            523
Undistributed net realized gains (loss) on investments,
  futures and foreign currency transactions.................   (32,550,607)    (19,191,031)    (4,430,434)
Unrealized appreciation (depreciation) on investments,
  futures and translation of assets and liabilities
  denominated in foreign currencies.........................   (27,866,189)     (5,177,315)    (2,871,821)
                                                              ------------    ------------    -----------
NET ASSETS..................................................  $148,251,144    $ 28,607,684    $38,643,945
                                                              ============    ============    ===========
SHARES OUTSTANDING (unlimited number of shares
  authorized):..............................................    14,516,830       4,421,032      4,689,845
                                                              ============    ============    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:...  $      10.21    $       6.47    $      8.24
                                                              ============    ============    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Statements of Assets and Liabilities, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

       ALL PRO        ALL PRO        EQUITY
      SMALL CAP      SMALL CAP         500                          MID CAP                                     MONEY
        GROWTH         VALUE          INDEX       INTERNATIONAL      GROWTH       BALANCED        BOND          MARKET
      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
     $ 32,388,166   $38,893,846   $ 233,879,441   $ 57,890,681    $ 70,818,408   $58,015,096   $73,266,492   $137,660,382
     $  1,110,453       174,770              --             --              --            --    12,177,519             --
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
       33,498,619    39,068,616     233,879,441     57,890,681      70,818,408    58,015,096    85,444,011    137,660,382
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
          400,001       388,939         710,000        186,723              --       200,000       198,908         49,455

                             --              --      1,116,219              --            --            --             --
            2,065        21,397         369,421         86,745          12,036       353,142       428,178        388,250
          265,216            --       1,088,170         88,474              --        12,222        14,168             --
            3,294            --         136,013             --              --            --        10,250             --
               --            --           4,900             --              --            --            --             --
               --            --              --        106,758              --            --            --             --
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
       34,169,195    39,478,952     236,187,945     59,475,600      70,830,444    58,580,460    86,095,515    138,098,087
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------

               --            --              --             --              --            --            --        135,598
          842,115            --              --             --              --       103,806    19,042,469             --

           76,272        89,286         144,593        111,598         134,852        82,556        66,508         91,251
            1,746         2,020          12,309          3,017           3,680         2,999         3,381          7,256
            4,423         5,136          20,433          7,532           9,170         6,155         6,132         18,205
            7,487        10,467          49,205         18,086          13,968        13,652        22,977         27,463
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
          932,043       106,909         226,540        140,233         161,670       209,168    19,141,467        279,773
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
     $ 33,237,152   $39,372,043    $235,961,405   $ 59,335,367    $ 70,668,774   $58,371,292   $66,954,048   $137,818,314
     ============   ===========   =============   ============    ============   ===========   ===========   ============

     $ 66,043,856   $46,565,008    $386,620,138   $ 73,884,737    $ 85,775,831   $64,676,587   $62,646,427   $137,818,381
               --            --       3,669,931      1,241,088              --     1,543,438     3,004,056             --

      (29,724,394)     (321,068)    (41,043,301)    (3,508,033)    (17,593,515)   (8,995,443)     (879,809)           (67)


       (3,082,310)   (6,871,897)   (113,285,363)   (12,282,425)      2,486,458     1,146,710     2,183,374             --
     ------------   -----------   -------------   ------------    ------------   -----------   -----------   ------------
      $33,237,152   $39,372,043   $ 235,961,405   $ 59,335,367    $ 70,668,774   $58,371,292   $66,954,048   $137,818,314
     ============   ===========   =============   ============    ============   ===========   ===========   ============

        4,320,081     5,154,565      37,817,494      6,024,976       4,569,998     4,696,629     5,853,213    137,818,381
     ============   ===========   =============   ============    ============   ===========   ===========   ============
     $       7.69   $      7.64   $        6.24   $       9.85    $      15.46   $     12.43   $     11.44   $       1.00
     ============   ===========   =============   ============    ============   ===========   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Statements of Operations For the Year Ended December 31, 2002

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO
                                                                 BROAD         LARGE CAP       LARGE CAP
                                                                 EQUITY          GROWTH          VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $  2,589,813    $    231,966    $   903,799
  Interest..................................................        39,401           7,110          9,056
    Less: foreign taxes withheld............................        (2,771)           (587)           (92)
                                                              ------------    ------------    -----------
    Total Investment Income.................................     2,626,443         238,489        912,763
                                                              ------------    ------------    -----------
EXPENSES:
  Investment advisory fees..................................     1,325,337         234,661        278,631
  Administration, accounting and transfer agent fees........       237,905          45,357         52,381
  Administrative servicing fees.............................        57,063          11,149         12,564
  Audit fees................................................        19,327           3,872          4,685
  Custodian fees............................................        23,708          14,185          8,643
  Insurance fees............................................         6,679           1,266          1,230
  Legal fees................................................        24,821           8,443          6,936
  Printing expenses.........................................        33,852           6,309          6,978
  Trustees' fees............................................         8,633           2,792          2,459
  Miscellaneous.............................................         7,176           4,064          6,909
                                                              ------------    ------------    -----------
    Total expenses..........................................     1,744,501         332,098        381,416
  Less: expenses waived or reimbursed.......................      (136,252)        (30,391)       (23,176)
                                                              ------------    ------------    -----------
    Net expenses............................................     1,608,249         301,707        358,240
                                                              ------------    ------------    -----------
    Net investment income (loss)............................     1,018,194         (63,218)       554,523
                                                              ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................   (31,233,745)     (9,825,243)    (2,858,204)
    Futures.................................................            --              --             --
    Foreign currency related transactions...................            --              --             --
                                                              ------------    ------------    -----------
                                                               (31,233,745)     (9,825,243)    (2,858,204)
                                                              ------------    ------------    -----------
  Net change in unrealized appreciation/depreciation from:
    Investments and futures.................................   (17,051,061)     (1,542,140)    (4,077,005)
    Foreign currency related transactions...................            --              --             --
                                                              ------------    ------------    -----------
                                                               (17,051,061)     (1,542,140)    (4,077,005)
                                                              ------------    ------------    -----------
    Net gain (loss) on investments, futures and foreign
      currency transactions.................................   (48,284,806)    (11,367,383)    (6,935,209)
                                                              ------------    ------------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $(47,266,612)   $(11,430,601)   $(6,380,686)
                                                              ============    ============    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Statements of Operations For the Year Ended December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

       ALL PRO        ALL PRO         EQUITY
      SMALL CAP      SMALL CAP         500                          MID CAP                                   MONEY
        GROWTH         VALUE          INDEX       INTERNATIONAL      GROWTH       BALANCED        BOND        MARKET
      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
     $     38,113   $    477,202   $  4,443,241    $ 1,885,664    $    265,748   $   249,016   $   79,739   $  104,099
           16,554         10,136         15,648         31,457          21,815     1,795,755    3,321,670    2,458,583
               --           (499)       (11,027)      (162,350)           (837)       (1,310)       1,312           --
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
           54,667        486,839      4,447,862      1,754,771         286,726     2,043,461    3,402,721    2,562,682
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
          376,740        395,802        666,797        501,588         634,366       349,745      238,149      353,007
           57,496         58,195        373,277         88,788         114,128        84,663       75,589      182,244
           12,342         13,775         60,247         22,320          26,796        18,222       17,907       54,751
            4,481          4,665         29,818          7,481           9,453         7,417        8,467       16,870
           14,710          8,414         36,584         22,835          14,506        10,169        8,959       13,738
            1,700          1,274         10,371          2,194           3,135         2,202        1,703        4,516
           10,164          8,075        109,712             --           8,600         1,147       16,662        4,710
            8,343          7,925         52,751         14,317          18,441        13,022        9,610       23,544
            3,690          1,228         33,447          5,848           8,843         5,796        5,180       13,085
            4,423          4,354         28,213          1,963           3,921         7,640       31,016        2,201
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
          494,089        503,707      1,401,217        667,334         842,189       500,023      413,242      668,666
          (33,629)       (19,949)      (623,286)            --         (38,659)           --      (14,577)     (12,913)
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
          460,460        483,758        777,931        667,334         803,530       500,023      398,665      655,753
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
         (405,793)         3,081      3,669,931      1,087,437        (516,804)    1,543,438    3,004,056    1,906,929
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
      (11,876,418)     2,533,745    (32,255,340)    (2,132,121)    (17,439,012)   (6,598,076)     561,823            6
               --             --       (695,897)            --              --            --           --           --
               --             --             --        153,849              --            --           --           --
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
      (11,876,418)     2,533,745    (32,951,237)    (1,978,272)    (17,439,012)   (6,598,076)     561,823            6
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
       (7,331,762)   (11,232,680)   (43,019,963)    (6,706,947)     (4,320,109)   (2,029,125)   1,733,224           --
               --             --             --         40,392              --            --           --           --
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
       (7,331,762)   (11,232,680)   (43,019,963)    (6,666,555)     (4,320,109)   (2,029,125)   1,733,224           --
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
      (19,208,180)    (8,698,935)   (75,971,200)    (8,644,827)    (21,759,121)   (8,627,201)   2,295,047            6
     ------------   ------------   ------------    -----------    ------------   -----------   ----------   ----------
     $(19,613,973)  $ (8,695,854)  $(72,301,269)   $(7,557,390)   $(22,275,925)  $(7,083,763)  $5,299,103   $1,906,935
     ============   ============   ============    ===========    ============   ===========   ==========   ==========

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2002
                                             ALL PRO        ALL PRO        ALL PRO       ALL PRO        ALL PRO         EQUITY
                                              BROAD        LARGE CAP      LARGE CAP     SMALL CAP      SMALL CAP         500
                                              EQUITY         GROWTH         VALUE         GROWTH         VALUE          INDEX
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)..........  $  1,018,194   $    (63,218)  $   554,523   $   (405,793)  $      3,081   $  3,669,931
   Net realized gain (loss) on
    investments, futures and foreign
    currency related transactions........   (31,233,745)    (9,825,243)   (2,858,204)   (11,876,418)     2,533,745    (32,951,237)
   Net change in unrealized
    appreciation/depreciation on
    investments, futures and foreign
    currency transactions................   (17,051,061)    (1,542,140)   (4,077,005)    (7,331,762)   (11,232,680)   (43,019,963)
                                           ------------   ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations............   (47,266,612)   (11,430,601)   (6,380,686)   (19,613,973)    (8,695,854)   (72,301,269)
 Distributions:
   From net investment income............    (1,725,969)            --      (983,416)            --       (147,128)    (3,532,315)
   From net realized gains...............   (21,445,809)            --            --             --     (4,566,466)            --
   From tax return of capital............            --             --            --             --         (4,907)            --
 Capital share transactions:*
   Net contributions (withdrawals) from
    affiliated life insurance
    companies............................     9,428,832        387,334     7,466,105       (418,071)    12,866,517    (13,119,792)
                                           ------------   ------------   -----------   ------------   ------------   ------------
    Total increase (decrease) in net
      assets.............................   (61,009,558)   (11,043,267)      102,003    (20,032,044)      (547,838)   (88,953,376)
NET ASSETS
 Beginning of Period.....................   209,260,702     39,650,951    38,541,942     53,269,196     39,919,881    324,914,781
                                           ------------   ------------   -----------   ------------   ------------   ------------
 End of Period...........................  $148,251,144   $ 28,607,684   $38,643,945   $ 33,237,152   $ 39,372,043   $235,961,405
                                           ============   ============   ===========   ============   ============   ============

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ALL PRO        ALL PRO        ALL PRO       ALL PRO        ALL PRO        EQUITY
                                               BROAD        LARGE CAP      LARGE CAP     SMALL CAP      SMALL CAP        500
                                               EQUITY         GROWTH         VALUE         GROWTH         VALUE         INDEX
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  1,725,969   $    (39,998)  $   429,416   $   (348,021)  $   144,128   $  3,532,315
   Net realized gain (loss) on
    investments, futures and foreign
    currency related transactions.........    20,128,948     (9,114,909)      565,599    (14,987,766)    2,543,480     (7,815,726)
   Net change in unrealized
    appreciation/depreciation on
    investments, futures and foreign
    currency transactions.................   (54,906,833)    (1,091,307)   (1,071,220)     5,631,136     1,396,980    (41,110,640)
                                            ------------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease) in net assets
    resulting from operations.............   (33,051,916)   (10,246,214)      (76,205)    (9,704,651)    4,084,588    (45,394,051)
 Distributions:
   From net investment income.............    (3,693,764)       (22,404)     (296,258)            --      (140,374)    (3,469,545)
   From net realized gains................   (22,730,821)            --            --             --            --       (672,138)
 Capital share transactions:*
   Net contributions (withdrawals) from
    affiliated life insurance companies...    12,077,251      4,512,013    10,284,531        854,299    13,823,371      8,112,409
                                            ------------   ------------   -----------   ------------   -----------   ------------
    Total increase (decrease) in net
      assets..............................   (47,399,250)    (5,756,605)    9,912,068     (8,850,352)   17,767,585    (41,423,325)
NET ASSETS
 Beginning of Period......................   256,659,952     45,407,556    28,629,874     62,119,548    22,152,296    366,338,106
                                            ------------   ------------   -----------   ------------   -----------   ------------
 End of Period............................  $209,260,702   $ 39,650,951   $38,541,942   $ 53,269,196   $39,919,881   $324,914,781
                                            ============   ============   ===========   ============   ===========   ============

* See note 5 in notes to financial statements.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets -- Concluded

--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                           MID CAP                                      MONEY
                                                         INTERNATIONAL      GROWTH        BALANCED        BOND          MARKET
                                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)........................   $ 1,087,437    $   (516,804)  $  1,543,438   $ 3,004,056   $  1,906,929
   Net realized gain (loss) on investments, futures and
    foreign currency related transactions..............    (1,978,272)    (17,439,012)    (6,598,076)      561,823              6
   Net change in unrealized appreciation/depreciation
    on investments, futures and foreign currency
    transactions.......................................    (6,666,555)     (4,320,109)    (2,029,125)    1,733,224             --
                                                          -----------    ------------   ------------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations.........................................    (7,557,390)    (22,275,925)    (7,083,763)    5,299,103      1,906,935
 Distributions:
   From net investment income..........................      (746,525)             --     (1,928,476)   (2,452,872)    (1,906,929)
   From net realized gains.............................            --        (452,788)            --            --             --
 Capital share transactions:*
   Net contributions (withdrawals) from affiliated life
    insurance companies................................    (1,106,375)     (4,816,492)    (1,610,073)   10,748,510     (3,674,314)
                                                          -----------    ------------   ------------   -----------   ------------
    Total increase (decrease) in net assets............    (9,410,290)    (27,545,205)   (10,622,312)   13,594,741     (3,674,308)
NET ASSETS
 Beginning of Period...................................    68,745,657      98,213,979     68,993,604    53,359,307    141,492,622
                                                          -----------    ------------   ------------   -----------   ------------
 End of Period.........................................   $59,335,367    $ 70,668,774   $ 58,371,292   $66,954,048   $137,818,314
                                                          ===========    ============   ============   ===========   ============

--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                            MID CAP                                     MONEY
                                                          INTERNATIONAL      GROWTH       BALANCED        BOND          MARKET
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss).........................   $   937,833    $   (347,167)  $ 1,928,476   $ 2,452,872   $  4,512,557
   Net change in unrealized appreciation/depreciation on
    investments, futures and foreign currency
    transactions........................................    (1,521,440)        318,700    (2,397,367)      979,941             (7)
   Net realized gain (loss) on investments, futures and
    foreign currency related transactions...............    (9,017,045)     (3,672,899)   (4,683,288)     (311,871)            --
                                                           -----------    ------------   -----------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations..........................................    (9,600,652)     (3,701,366)   (5,152,179)    3,120,942      4,512,550
 Distributions:
   From net investment income...........................      (948,131)       (656,102)   (2,557,702)   (2,443,787)    (4,512,557)
   From net realized gains..............................    (6,762,398)    (23,044,859)   (3,620,624)           --             --
 Capital share transactions:*
   Net contributions (withdrawals) from affiliated life
    insurance companies.................................     7,555,975      26,646,924     8,803,397    13,700,285     32,661,817
                                                           -----------    ------------   -----------   -----------   ------------
    Total increase (decrease) in net assets.............    (9,755,206)       (755,403)   (2,527,108)   14,377,440     32,661,810
NET ASSETS
 Beginning of Period....................................    78,500,863      98,969,382    71,520,712    38,981,867    108,830,812
                                                           -----------    ------------   -----------   -----------   ------------
 End of Period..........................................   $68,745,657    $ 98,213,979   $68,993,604   $53,359,307   $141,492,622
                                                           ===========    ============   ===========   ===========   ============

* See note 5 in notes to financial statements.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         ALL PRO BROAD EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                                   TO         TO         TO         TO         TO
                                                              12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................   $ 14.94    $ 19.18    $ 18.94    $ 18.82    $ 19.46
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      0.07       0.12       0.28       0.27       0.27
Net realized and unrealized gain (loss) on investments.....     (3.15)     (2.38)      1.42       0.28       1.97
                                                              -------    -------    -------    -------    -------
   Total from investment operations........................     (3.08)     (2.26)      1.70       0.55       2.24
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.......     (0.12)     (0.28)     (0.27)     (0.06)     (0.29)
Dividends to shareholders from net capital gains...........     (1.53)     (1.70)     (1.19)     (0.37)     (2.59)
                                                              -------    -------    -------    -------    -------
   Total distributions.....................................     (1.65)     (1.98)     (1.46)     (0.43)     (2.88)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period.............................   $ 10.21    $ 14.94    $ 19.18    $ 18.94    $ 18.82
                                                              =======    =======    =======    =======    =======
   Total return............................................    (23.20)%   (12.84)%     9.64%      2.98%     13.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...........................   148,251    209,261    256,660    302,262    315,299
Ratios of expenses to average net assets...................      0.91%      0.87%      0.48%      0.48%      0.46%
Ratios of net investment income to average net assets......      0.58%      0.79%      1.32%      1.35%      1.53%
Ratios of expenses (prior to reimbursements) to average net
 assets*...................................................      0.99%      1.00%      0.48%      0.48%      0.47%
Ratio of net investment income (prior to reimbursements) to
 average net assets*.......................................      0.50%      0.66%      1.32%      1.35%      1.52%
Portfolio turnover.........................................        39%       140%        39%        46%        30%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                  ALL PRO LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                         01/01/02   01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                              TO         TO         TO         TO      TO
                                                         12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................    $ 9.00     $11.50     $14.77     $11.77     $10.00
                                                          ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................     (0.01)     (0.01)      0.01      (0.01)        --
Net realized and unrealized gain (loss) on
  investments.........................................     (2.52)     (2.48)     (2.70)      3.01       1.77
                                                          ------     ------     ------     ------     ------
    Total from investment operations..................     (2.53)     (2.49)     (2.69)      3.00       1.77
                                                          ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income..............................................        --      (0.01)        --         --         --
Dividends to shareholders from net capital gains......        --         --      (0.58)        --         --
                                                          ------     ------     ------     ------     ------
    Total distributions...............................        --      (0.01)     (0.58)        --         --
                                                          ------     ------     ------     ------     ------
Net asset value, end of period........................    $ 6.47     $ 9.00     $11.50     $14.77     $11.77
                                                          ======     ======     ======     ======     ======
    Total return......................................    (28.11)%   (21.70)%   (19.00)%    25.52%     17.70%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)......................    28,608     39,651     45,408     37,961     14,307
Ratios of expenses to average net assets..............      0.90%      0.90%      0.87%      0.89%      0.90%(3)
Ratios of net investment income (loss) to average net
  assets..............................................     (0.19)%    (0.10)%     0.05%     (0.09)%     0.04%(3)
Ratios of expenses (prior to reimbursements) to
  average net assets*.................................      0.99%      1.04%      0.87%      0.89%      0.92%(3)
Ratio of net investment income (loss) (prior to
  reimbursements) to average net assets*..............     (0.28)%    (0.24)%     0.05%     (0.09)%     0.02%(3)
Portfolio turnover....................................       117%       105%       109%        83%        64%
-------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                     ALL PRO LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                            01/01/02   01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                                 TO         TO         TO         TO         TO
                                                            12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................   $ 9.88     $10.06     $ 9.98     $ 9.90     $10.00
                                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................     0.12       0.11       0.10       0.09       0.07
Net realized and unrealized gain (loss) on investments....    (1.53)     (0.19)      0.07       0.06      (0.17)
                                                             ------     ------     ------     ------     ------
    Total from investment operations......................    (1.41)     (0.08)      0.17       0.15      (0.10)
                                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income......    (0.23)     (0.10)     (0.09)     (0.07)        --
                                                             ------     ------     ------     ------     ------
    Total distributions...................................    (0.23)     (0.10)     (0.09)     (0.07)        --
                                                             ------     ------     ------     ------     ------
Net asset value, end of period............................   $ 8.24     $ 9.88     $10.06     $ 9.98     $ 9.90
                                                             ======     ======     ======     ======     ======
    Total return..........................................   (14.44)%    (0.74)%     1.75%      1.49%     (1.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..........................   38,644     38,542     28,630     24,319     15,616
Ratios of expenses to average net assets..................     0.90%      0.90%      0.92%      0.91%      0.95%(3)
Ratios of net investment income to average net assets.....     1.39%      1.30%      1.17%      1.07%      1.31%(3)
Ratios of expenses (prior to reimbursements) to average
  net assets*.............................................     0.96%      1.04%      0.92%      0.91%      0.97%(3)
Ratio of net investment income (prior to reimbursements)
  to average net assets*..................................     1.33%      1.16%      1.17%      1.07%      1.29%(3)
Portfolio turnover........................................       41%        50%        84%        64%        39%
----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                     ALL PRO SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                            01/01/02   01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                                 TO         TO         TO         TO         TO
                                                            12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................   $12.09     $14.38     $18.83     $ 9.80     $10.00
                                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss).....................................    (0.09)     (0.09)     (0.05)     (0.04)     (0.01)
Net realized and unrealized gain (loss) on investments....    (4.31)     (2.20)     (3.77)      9.07      (0.19)
                                                             ------     ------     ------     ------     ------
    Total from investment operations......................    (4.40)     (2.29)     (3.82)      9.03      (0.20)
                                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net capital gains..........       --         --      (0.63)        --         --
                                                             ------     ------     ------     ------     ------
    Total distributions...................................       --         --      (0.63)        --         --
                                                             ------     ------     ------     ------     ------
Net asset value, end of period............................   $ 7.69     $12.09     $14.38     $18.83     $ 9.80
                                                             ======     ======     ======     ======     ======
    Total return..........................................   (36.39)%   (15.92)%   (21.15)%    92.14%     (2.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..........................   33,237     53,269     62,120     45,200      9,685
Ratios of expenses to average net assets..................     1.10%      1.10%      1.07%      1.11%      1.24%(3)
Ratios of net investment (loss) to average net assets.....    (0.97)%    (0.65)%    (0.58)%    (0.57)%    (0.14)%(3)
Ratios of expenses (prior to reimbursements) to average
  net assets*.............................................     1.18%      1.24%      1.07%      1.11%      1.25%(3)
Ratio of net investment (loss) (prior to reimbursements)
  to average net assets*..................................    (1.05)%    (0.79)%    (0.58)%    (0.57)%    (0.15)%(3)
Portfolio turnover........................................      166%       210%       141%       114%        82%
----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                       ALL PRO SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                                 TO         TO         TO         TO          TO
                                                              12/31/02   12/31/01   12/31/00   12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $10.22     $ 9.12     $ 7.57     $ 8.25      $10.00
                                                               ------     ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       --       0.04       0.06       0.02        0.02
Net realized and unrealized gain (loss) on investments......    (1.50)      1.12       1.51      (0.68)      (1.77)
                                                               ------     ------     ------     ------      ------
   Total from investment operations.........................    (1.50)      1.16       1.57      (0.66)      (1.75)
                                                               ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........    (0.04)     (0.06)     (0.02)     (0.02)         --
Dividends to shareholders from net capital gains............    (1.04)        --         --         --          --
Dividends to shareholders from tax return of capital........       --(4)      --         --         --          --
                                                               ------     ------     ------     ------      ------
   Total distributions......................................    (1.08)     (0.06)     (0.02)     (0.02)         --
                                                               ------     ------     ------     ------      ------
Net asset value, end of period..............................   $ 7.64     $10.22     $ 9.12     $ 7.57      $ 8.25
                                                               ======     ======     ======     ======      ======
   Total return.............................................   (15.49)%    12.80%     20.88%     (8.05)%    (17.50)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   39,372     39,920     22,152     11,300       8,073
Ratios of expenses to average net assets....................     1.10%      1.10%      1.14%      1.20%       1.28%(3)
Ratios of net investment income to average net assets.......     0.01%      0.46%      0.90%      0.39%       0.48%(3)
Ratios of expenses (prior to reimbursements) to average net
 assets*....................................................     1.15%      1.25%      1.14%      1.21%       1.36%(3)
Ratio of net investment income (prior to reimbursements) to
 average net assets*........................................    (0.04)%     0.31%      0.90%      0.38%       0.40%(3)
Portfolio turnover..........................................       49%        57%       117%       114%         38%
---------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

(4.) Amount is less than $0.01.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                EQUITY 500 INDEX PORTFOLIO
---------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   02/07/00(1)
                                                                 TO         TO          TO
                                                              12/31/02   12/31/01    12/31/00
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  8.12    $  9.36      $ 10.00
                                                              -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.10       0.09         0.09
Net realized and unrealized gain (loss) on investments......    (1.89)     (1.22)       (0.73)
                                                              -------    -------      -------
   Total from investment operations.........................    (1.79)     (1.13)       (0.64)
                                                              -------    -------      -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........    (0.09)     (0.09)          --
Dividends to shareholders from net capital gains............       --      (0.02)          --
                                                              -------    -------      -------
   Total distributions......................................    (0.09)     (0.11)          --
                                                              -------    -------      -------
Net asset value, end of period..............................  $  6.24    $  8.12      $  9.36
                                                              =======    =======      =======
   Total return.............................................   (22.31)%   (12.24)%      (6.40)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................  235,961    324,915      366,338
Ratios of expenses to average net assets....................     0.28%      0.28%        0.28%(3)
Ratios of net investment income to average net assets.......     1.32%      1.06%        0.99%(3)
Ratios of expenses (prior to reimbursements) to average net
 assets*....................................................     0.50%      0.53%        0.40%(3)
Ratio of net investment income (prior to reimbursements) to
 average net assets*........................................     1.10%      0.81%        0.87%(3)
Portfolio turnover..........................................       19%         6%           5%
-----------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                                   TO         TO         TO         TO         TO
                                                              12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................    $11.20     $14.14     $16.68     $13.85     $13.61
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      0.18       0.12       0.17       0.19       0.15
Net realized and unrealized gain (loss) on investments.....     (1.41)     (1.67)     (0.61)      3.61       1.14
                                                               ------     ------     ------     ------     ------
   Total from investment operations........................     (1.23)     (1.55)     (0.44)      3.80       1.29
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.......     (0.12)     (0.17)     (0.19)     (0.16)     (0.10)
Dividends to shareholders from net capital gains...........        --      (1.22)     (1.91)     (0.81)     (0.95)
                                                               ------     ------     ------     ------     ------
   Total distributions.....................................     (0.12)     (1.39)     (2.10)     (0.97)     (1.05)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period.............................    $ 9.85     $11.20     $14.14     $16.68     $13.85
                                                               ======     ======     ======     ======     ======
   Total return............................................    (11.10)%   (12.20)%    (2.75)%    29.33%     10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...........................    59,335     68,746     78,501     88,796     71,363
Ratios of expenses to average net assets...................      1.00%      1.08%      0.95%      0.98%      1.00%
Ratios of net investment income to average net assets......      1.63%      1.04%      1.33%      1.32%      1.18%
Portfolio turnover.........................................        35%        36%        37%        41%        37%
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                       MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                         01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                              TO         TO         TO         TO         TO
                                                         12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................    $20.01     $27.71     $21.97     $21.91     $22.19
                                                          ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................     (0.11)     (0.07)      0.18       0.11       0.11
Net realized and unrealized gain (loss) on
  investments.........................................     (4.35)     (1.00)      7.48       2.89       1.50
                                                          ------     ------     ------     ------     ------
    Total from investment operations..................     (4.46)     (1.07)      7.66       3.00       1.61
                                                          ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income..............................................        --      (0.18)     (0.11)     (0.11)     (0.18)
Dividends to shareholders from net capital gains......     (0.09)     (6.45)     (1.81)     (2.83)     (1.71)
                                                          ------     ------     ------     ------     ------
    Total distributions...............................     (0.09)     (6.63)     (1.92)     (2.94)     (1.89)
                                                          ------     ------     ------     ------     ------
Net asset value, end of period........................    $15.46     $20.01     $27.71     $21.97     $21.91
                                                          ======     ======     ======     ======     ======
    Total return......................................    (22.38)%    (3.36)%    38.24%     15.96%      7.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)......................    70,669     98,214     98,969     62,513     56,495
Ratios of expenses to average net assets..............      0.95%      0.92%      0.53%      0.57%      0.61%
Ratios of net investment income (loss) to average net
  assets..............................................     (0.61)%    (0.37)%     0.81%      0.59%      0.56%
Ratios of expenses (prior to reimbursements) to
  average net assets*.................................      1.00%      1.01%      0.53%      0.57%      0.62%
Ratio of net investment income (loss) (prior to
  reimbursements) to average net assets*..............     (0.66)%    (0.46)%     0.81%      0.59%      0.55%
Portfolio turnover....................................        64%       135%        68%        46%        41%
-------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                               BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                                 TO         TO         TO         TO         TO
                                                              12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $14.25     $16.79     $16.79     $17.68     $17.06
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.33       0.40       0.60       0.54       0.54
Net realized and unrealized gain (loss) on investments......    (1.75)     (1.49)      0.75      (0.41)      1.45
                                                               ------     ------     ------     ------     ------
   Total from investment operations.........................    (1.42)     (1.09)      1.35       0.13       1.99
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........    (0.40)     (0.60)     (0.54)     (0.13)     (0.55)
Dividends to shareholders from net capital gains............       --      (0.85)     (0.81)     (0.89)     (0.82)
                                                               ------     ------     ------     ------     ------
   Total distributions......................................    (0.40)     (1.45)     (1.35)     (1.02)     (1.37)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period..............................   $12.43     $14.25     $16.79     $16.79     $17.68
                                                               ======     ======     ======     ======     ======
   Total return.............................................   (10.26)%    (7.02)%     8.75%      0.75%     12.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   58,371     68,994     71,521     73,986     67,805
Ratios of expenses to average net assets....................     0.79%      0.82%      0.57%      0.57%      0.57%
Ratios of net investment income to average net assets.......     2.43%      2.82%      3.65%      3.25%      3.22%
Portfolio turnover..........................................      197%       101%       157%       156%       203%
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                 BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                                 TO         TO         TO         TO         TO
                                                              12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $10.99     $10.92     $10.58     $11.22     $10.98
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.51       0.50       0.68       0.62       0.63
Net realized and unrealized gain (loss) on investments......     0.45       0.25       0.28      (0.99)      0.25
                                                               ------     ------     ------     ------     ------
   Total from investment operations.........................     0.96       0.75       0.96      (0.37)      0.88
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........    (0.51)     (0.68)     (0.62)     (0.15)     (0.64)
Dividends to shareholders from net capital gains............       --         --         --      (0.12)        --
                                                               ------     ------     ------     ------     ------
   Total distributions......................................    (0.51)     (0.68)     (0.62)     (0.27)     (0.64)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period..............................   $11.44     $10.99     $10.92     $10.58     $11.22
                                                               ======     ======     ======     ======     ======
   Total return.............................................     9.09%      7.40%      9.68%     (3.31)%    (8.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   66,954     53,359     38,982     38,182     36,846
Ratios of expenses to average net assets....................     0.67%      0.67%      0.52%      0.52%      0.53%
Ratios of net investment income to average net assets.......     5.04%      5.37%      6.59%      6.19%      6.03%
Ratios of expenses (prior to reimbursements) to average net
 assets*....................................................     0.69%      0.69%      0.52%      0.52%      0.55%
Ratio of net investment income (prior to reimbursements) to
 average net assets*........................................     5.02%      5.35%      6.59%      6.19%      6.01%
Portfolio turnover..........................................      473%       641%       202%       202%       163%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                             01/01/02   01/01/01   01/01/00   01/01/99   01/01/98
                                                                  TO         TO         TO         TO         TO
                                                             12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................  $  1.00    $  1.00    $  1.00    $  1.00     $ 1.00
                                                             -------    -------    -------    -------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................     0.01       0.04       0.06       0.05       0.05
                                                             -------    -------    -------    -------     ------
    Total from investment operations.......................     0.01       0.04       0.06       0.05       0.05
                                                             -------    -------    -------    -------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.......    (0.01)     (0.04)     (0.06)     (0.05)     (0.05)
                                                             -------    -------    -------    -------     ------
    Total distributions....................................    (0.01)     (0.04)     (0.06)     (0.05)     (0.05)
                                                             -------    -------    -------    -------     ------
Net asset value, end of period.............................  $  1.00    $  1.00    $  1.00    $  1.00     $ 1.00
                                                             =======    =======    =======    =======     ======
    Total return...........................................     1.36%      3.64%      6.16%      4.91%      5.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...........................  137,818    141,493    108,831    116,887     91,453
Ratios of expenses to average net assets...................     0.46%      0.50%      0.41%      0.40%      0.40%
Ratios of net investment income to average net assets......     1.35%      3.45%      5.98%      4.81%      5.15%
Ratios of expenses (prior to reimbursements) to average net
  assets*..................................................     0.47%      0.53%      0.41%      0.40%      0.42%
Ratio of net investment income (prior to reimbursements) to
  average net assets*......................................     1.34%      3.42%      5.98%      4.81%      5.13%
-----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION

Market Street Fund (the "Fund") is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust. As a "series" type of mutual fund, the Fund issues separate series of shares of beneficial interest currently consisting of the All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio (individually a "Portfolio", collectively "the Portfolios"). The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts ("Policies") issued by Provident Mutual Life Insurance Company ("PMLIC") and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America ("PLACA") and policies issued by National Life Insurance Company ("NLIC") of Vermont. Effective October 1, 2002, PMLIC was renamed Nationwide Life Insurance Company of America ("NLICA") and PLACA was renamed Nationwide Life and Annuity Company of America ("NLACA") due to PMLIC converting from a mutual insurance company to a stock insurance company and becoming a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("NFS"). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies that are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Portfolio in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and all investments of the Money Market Portfolio are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Portfolios' investment adviser or designee, are valued at fair value under procedures approved by the Portfolios' Board of Trustees.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

  Investments

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

  Futures Contracts

Certain Portfolios may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

  Foreign Currency Translations

The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

 Risks Associated With Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sen-

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

sitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

  Dividends to Shareholders

Net investment income, if any, is declared daily and paid monthly for the Money Market Portfolio and is declared and paid annually for all other Portfolios. For all Portfolios, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Portfolios. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

  Federal Income Taxes

It is the policy of each Portfolio to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid during the fiscal year ended December 31, 2002, was as follows:

                                           DISTRIBUTIONS
                                             PAID FROM
                                      ------------------------
                                                       NET
                                                    LONG-TERM        TOTAL                       TOTAL
                                       ORDINARY      CAPITAL        TAXABLE      RETURN OF   DISTRIBUTIONS
FUND                                    INCOME        GAINS      DISTRIBUTIONS    CAPITAL        PAID
----                                  ----------   -----------   -------------   ---------   -------------
All Pro Broad Equity Portfolio......  $1,725,969   $21,445,809    $23,171,778     $   --      $23,171,778
All Pro Large Cap Growth
  Portfolio.........................          --            --             --         --               --
All Pro Large Cap Value Portfolio...     983,416            --        983,416         --          983,416
All Pro Small Cap Growth
  Portfolio.........................          --            --             --         --               --
All Pro Small Cap Value Portfolio...     780,938     3,932,656      4,713,594      4,907        4,718,501
Equity 500 Index Portfolio..........   3,532,315            --      3,532,315         --        3,532,315
International Portfolio.............     746,525            --        746,525         --          746,525
Mid Cap Growth Portfolio............          --       452,788        452,788         --          452,788
Balanced Portfolio..................   1,928,476            --      1,928,476         --        1,928,476
Bond Portfolio......................   2,452,872            --      2,452,872         --        2,452,872
Money Market Portfolio..............   1,948,403            --      1,948,403         --        1,948,403

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

As of December 31, 2002, the components of distributable earnings or accumulated (deficit) on a tax basis was as follows:

                                                                                                           TOTAL
                                                                                                       DISTRIBUTABLE
                                      DISTRIBUTABLE                   ACCUMULATED      UNREALIZED       EARNINGS OR
                                        ORDINARY      DISTRIBUTIONS   CAPITAL AND     APPRECIATION      ACCUMULATED
FUND                                     INCOME          PAYABLE      OTHER LOSSES   (DEPRECIATION)*     (DEFICIT)
----                                  -------------   -------------   ------------   ---------------   -------------
All Pro Broad Equity Portfolio......   $1,018,194       $      --     $(31,914,541)   $ (28,502,255)   $ (59,398,602)
All Pro Large Cap Growth
  Portfolio.........................           --              --      (18,715,305)      (5,653,041)     (24,368,346)
All Pro Large Cap Value Portfolio...          523              --       (4,186,636)      (3,115,619)      (7,301,732)
All Pro Small Cap Growth
  Portfolio.........................           --                      (28,832,633)      (3,974,071)     (32,806,704)
All Pro Small Cap Value Portfolio...           --              --               --       (7,192,965)      (7,192,965)
Equity 500 Index Portfolio..........    3,669,931              --      (21,573,755)    (132,754,909)    (150,658,733)
International Portfolio.............    1,241,088              --       (3,178,199)     (12,612,259)     (14,549,370)
Mid Cap Growth Portfolio............           --              --      (17,302,999)       2,195,942      (15,107,057)
Balanced Portfolio..................    1,543,438                       (7,521,511)        (327,222)      (6,305,295)
Bond Portfolio......................    3,004,056              --         (852,795)       2,156,360        4,307,621
Money Market Portfolio..............      135,598        (135,598)             (67)              --              (67)

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2002, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Portfolio was as follows:

                                                                                        NET UNREALIZED
                                          TAX COST OF     UNREALIZED     UNREALIZED      APPRECIATION
FUND                                       SECURITIES    APPRECIATION   DEPRECIATION    (DEPRECIATION)
----                                      ------------   ------------   -------------   --------------
All Pro Broad Equity Portfolio..........  $176,204,441   $ 8,030,664    $ (36,532,919)  $ (28,502,255)
All Pro Large Cap Growth Portfolio......    33,957,344       817,830       (6,470,871)     (5,653,041)
All Pro Large Cap Value Portfolio.......    41,380,373     2,431,742       (5,547,361)     (3,115,619)
All Pro Small Cap Growth Portfolio......    37,472,690     2,491,100       (6,465,171)     (3,974,071)
All Pro Small Cap Value Portfolio.......    46,261,581     1,938,403       (9,131,368)     (7,192,965)
Equity 500 Index Portfolio..............   366,634,350    16,911,115     (149,666,024)   (132,754,909)
International Portfolio.................    70,543,332     3,644,322      (16,296,973)    (12,652,651)
Mid Cap Growth Portfolio................    68,622,466     8,271,573       (6,075,631)      2,195,942
Balanced Portfolio......................    58,342,318     2,424,567       (2,751,789)       (327,222)
Bond Portfolio..........................    83,287,651     3,298,020       (1,141,660)      2,156,360

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

As of December 31, 2002, the following Portfolios have capital loss carryforwards for federal income tax purposes available to offset future capital gains, if any, subject to applicable limitations on the maximum amount that may be used each year:

FUND                                 AMOUNT      EXPIRES
----                               -----------   -------
All Pro Broad Equity Portfolio...  $31,914,541    2010
All Pro Large Cap Growth
  Portfolio......................      188,132    2008
All Pro Large Cap Growth
  Portfolio......................    8,797,143    2009
All Pro Large Cap Growth
  Portfolio......................    9,730,030    2010
All Pro Large Cap Value
  Portfolio......................    1,467,153    2008
All Pro Large Cap Value
  Portfolio......................    2,719,483    2010
All Pro Small Cap Growth
  Portfolio......................    2,434,546    2008
All Pro Small Cap Growth
  Portfolio......................   14,804,862    2009
All Pro Small Cap Growth
  Portfolio......................   11,593,225    2010
Equity 500 Index Portfolio.......    3,873,844    2009
Equity 500 Index Portfolio.......   17,699,911    2010
International Portfolio..........      991,447    2009
International Portfolio..........    2,186,752    2010
Mid Cap Growth Portfolio.........   17,302,999    2010
Balanced Portfolio...............    2,174,492    2009
Balanced Portfolio...............    5,347,019    2010
Bond Portfolio...................      852,795    2008
Money Market Portfolio...........           51    2005
Money Market Portfolio...........            9    2007
Money Market Portfolio...........            7    2009

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Effective October 1, 2002, Gartmore Mutual Fund Capital Trust ("GMF"), an affiliate of NFS, was appointed by the Portfolios' Board of Trustees to act as investment adviser to each of the Portfolios on an interim basis. Under the advisory agreement, the Fund is obligated to pay investment advisory fees to GMF with respect to the Portfolios, monthly as a percentage of each Portfolios' average daily net assets. Prior to October 1, 2002, Market Street Investment Management Co. ("MSIM") served as the Portfolios investment adviser. Additional information regarding investment advisory fees for GMF and MSIM is as follows for the year ended December 31, 2002:

                                                   TOTAL
FUND                           FEE SCHEDULE        FEES
----                      -----------------------  -----
All Pro Broad Equity
  Portfolio.............  Up to $200 million       0.75%
                          On $200 million or more  0.70%
All Pro Large Cap Growth
  Portfolio and All Pro
  Large Cap Value
  Portfolio.............  Up to $200 million       0.70%
                          On $200 million or more  0.65%
All Pro Small Cap Growth
  Portfolio and All Pro
  Small Cap Value
  Portfolio.............  Up to $200 million       0.90%
                          On $200 million or more  0.85%
Equity 500 Index
  Portfolio.............  All Assets               0.24%
International
  Portfolio.............  Up to $500 million       0.75%
                          On $500 million or more  0.70%
Mid Cap Growth
  Portfolio.............  Up to $200 million       0.75%
                          On $200 million or more  0.70%
Balanced Portfolio......  All Assets               0.55%
Bond Portfolio..........  All Assets               0.40%
Money Market
  Portfolio.............  All Assets               0.25%

For the year ended December 31, 2002, GMF (PMLIC prior to October 1, 2002) agreed to reimburse each Portfolio for ordinary operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

covered by insurance, in excess of the amounts listed in the table below:

FUND                                      EXPENSE CAP
----                                      -----------
All Pro Broad Equity Portfolio..........
                                             0.16%
All Pro Large Cap Growth Portfolio......
                                             0.20%
All Pro Large Cap Value Portfolio.......
                                             0.20%
All Pro Small Cap Growth Portfolio......
                                             0.20%
All Pro Small Cap Value Portfolio.......
                                             0.20%
Equity 500 Index Portfolio..............
                                             0.04%
International Portfolio.................
                                             0.75%
Mid Cap Growth Portfolio................
                                             0.20%
Balanced Portfolio......................
                                             0.40%
Bond Portfolio..........................
                                             0.28%
Money Market Portfolio..................
                                             0.25%

Effective October 1, 2002, Gartmore SA Capital Trust ("GSA") serves as the Fund's administrator. For providing administrative services, the Fund is obligated to pay GSA a fee per Portfolio at the annual rate of 0.06% of each Portfolio's average daily net assets. Prior to October 1, 2002, PMLIC served as the Fund's administrator and the Fund was obligated to pay PMLIC quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of each Portfolio's average daily net assets. Effective October 1, 2002, Gartmore Investors Services, Inc. ("GISI") serves as the Fund's transfer agent and dividend disbursing agent pursuant to a transfer agent and dividend disbursing agent agreement with the Fund. Effective October 1, 2002, BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., provides certain administrative services and transfer agency services to the Fund pursuant to a sub-service agreement between GSA and BISYS. For the period from April 1, 2002 through September 30, 2002, BISYS provided fund accounting, transfer agent and certain administrative services to the Fund pursuant to a service agreement directly with the Fund and was entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.034% of the average daily net assets of each Portfolio.

Effective October 1, 2002, the Fund started an administrative services plan pursuant to which the Fund may pay fees to entities that provide administrative services to the Portfolios. The Fund entered into agreements with NLICA and NLACA, effective October 1, 2002, to provide these administrative services to the Portfolios. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Portfolios, and other such services. These fees are based on an annual rate of up to 0.15% (0.10% for the Equity 500 Index Portfolio) of the average daily net assets represented by shares of the Portfolio held by owners of variable contracts issued by NLICA and NLACA, respectively.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments by the Portfolios, for the year ended December 31, 2002, were as follows:

FUND                    PURCHASES        SALES
----                   ------------   ------------
All Pro Broad Equity
  Portfolio..........  $ 67,793,950   $ 79,679,713
All Pro Large Cap
  Growth Portfolio...    38,076,653     37,823,069
All Pro Large Cap
  Value Portfolio....    23,219,488     15,724,204
All Pro Small Cap
  Growth Portfolio...    67,296,723     68,183,291
All Pro Small Cap
  Value Portfolio....    29,235,152     20,992,573
Equity 500 Index
  Portfolio..........    53,109,050     65,213,912
International
  Portfolio..........    22,936,345     22,805,767
Mid Cap Growth
  Portfolio..........    52,895,874     56,786,062
Balanced Portfolio...   114,280,061    117,504,640
Bond Portfolio.......   309,685,476    307,417,410

5. AUTHORIZED CAPITAL SHARES AND CAPITAL SHARE TRANSACTIONS

On December 31, 2002, the Fund had authorized an unlimited number of shares of beneficial interest (shares) without par value. The shares are divided into eleven series: All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio.

On December 31, 2002, NLICA owned 1,021,686 shares of All Pro Large Cap Value Portfolio, 231,852 shares of All Pro Small Cap Growth Portfolio and 457,673 shares of All Pro Small Cap Value Portfolio.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Continued

--------------------------------------------------------------------------------

Transactions in capital shares for the year ended December 31, 2002 were as follows:

                                        ALL PRO                     ALL PRO                    ALL PRO
                                     BROAD EQUITY                  LARGE CAP                  LARGE CAP
                                       PORTFOLIO               GROWTH PORTFOLIO            VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002                SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold..................     708,069   $  8,249,115    1,742,480   $ 12,594,810   1,515,904   $13,795,158
Shares redeemed..............  (1,930,651)   (21,992,061)  (1,728,394)   (12,207,476)   (836,697)   (7,312,469)
Shares reinvested............   1,733,117     23,171,778           --             --     110,999       983,416
                               ----------   ------------   ----------   ------------   ---------   -----------
Net contributions/
 (withdrawals) from
 affiliated insurance
 companies...................     510,535   $  9,428,832       14,086   $    387,334     790,206   $ 7,466,105
                               ==========   ============   ==========   ============   =========   ===========

                                       ALL PRO
                                      SMALL CAP
                                   GROWTH PORTFOLIO
-----------------------------  ------------------------
DECEMBER 31, 2002                SHARES       AMOUNT
-----------------------------  ------------------------
Shares sold..................   1,003,698   $ 9,539,183
Shares redeemed..............  (1,088,956)   (9,957,254)
Shares reinvested............          --            --
                               ----------   -----------
Net contributions/
 (withdrawals) from
 affiliated insurance
 companies...................     (85,258)  $  (418,071)
                               ==========   ===========

                                                           ALL PRO
                                                          SMALL CAP                EQUITY 500 INDEX            INTERNATIONAL
                                                       VALUE PORTFOLIO                PORTFOLIO                  PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002                                    SHARES       AMOUNT        SHARES         AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold......................................   1,849,858   $17,947,613     8,987,017   $ 65,025,442    695,917   $ 7,663,969
Shares redeemed..................................  (1,162,172)   (9,799,594)  (11,604,996)   (81,677,549)  (874,651)   (9,516,869)
Shares reinvested................................     562,149     4,718,498       436,627      3,532,315     66,714       746,525
                                                   ----------   -----------   -----------   ------------   --------   -----------
Net contributions/(withdrawals) from affiliated
 insurance companies.............................   1,249,835   $12,866,517    (2,181,352)  $(13,119,792)  (112,020)  $(1,106,375)
                                                   ==========   ===========   ===========   ============   ========   ===========

                                 MID CAP                                                                   MONEY MARKET
                             GROWTH PORTFOLIO          BALANCED PORTFOLIO           BOND PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002         SHARES         AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT         SHARES
-----------------------------------------------------------------------------------------------------------------------
Shares sold...........      647,097   $ 11,467,739    520,427   $  6,808,095    2,097,883   $ 22,860,527    151,028,798
Shares redeemed.......   (1,008,324)   (16,737,019)  (805,401)   (10,346,644)  (1,332,158)   (14,564,889)  (156,651,525)
Shares reinvested.....       23,066        452,788    139,341      1,928,476      232,941      2,452,872      1,948,413
                        -----------   ------------   --------   ------------   ----------   ------------   ------------
Net contributions/
 (withdrawals) from
 affiliated insurance
 companies............     (338,161)  $ (4,816,492)  (145,633)  $ (1,610,073)     998,666   $ 10,748,510     (3,674,314)
                        ===========   ============   ========   ============   ==========   ============   ============

                      MONEY MARKET
                          PORTFOLIO
----------------------  -------------
DECEMBER 31, 2002          AMOUNT
----------------------  -------------
Shares sold...........  $ 151,028,798
Shares redeemed.......   (156,651,525)
Shares reinvested.....      1,948,413
                        -------------
Net contributions/
 (withdrawals) from
 affiliated insurance
 companies............  $  (3,674,314)
                        =============

Transactions in capital shares for the year ended December 31, 2001 were as follows:

                                          ALL PRO                    ALL PRO                   ALL PRO
                                       BROAD EQUITY                 LARGE CAP                 LARGE CAP
                                         PORTFOLIO              GROWTH PORTFOLIO           VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2001                  SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold....................     716,166   $ 10,789,353   1,284,648   $12,159,492   1,675,649   $16,303,155
Shares redeemed................  (1,680,374)   (25,136,688)   (826,816)   (7,669,883)   (653,000)   (6,314,882)
Shares reinvested..............   1,590,884     26,424,586       1,988        22,404      30,448       296,258
                                 ----------   ------------   ---------   -----------   ---------   -----------
Net contributions from
 affiliated insurance
 companies.....................     626,676   $ 12,077,251     459,820   $ 4,512,013   1,053,097   $10,284,531
                                 ==========   ============   =========   ===========   =========   ===========

                                         ALL PRO
                                        SMALL CAP
                                     GROWTH PORTFOLIO
-------------------------------  ------------------------
DECEMBER 31, 2001                 SHARES        AMOUNT
-------------------------------  ------------------------
Shares sold....................  1,018,274   $ 12,776,490
Shares redeemed................   (931,921)   (11,922,191)
Shares reinvested..............         --             --
                                 ---------   ------------
Net contributions from
 affiliated insurance
 companies.....................     86,353   $    854,299
                                 =========   ============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                          ALL PRO
                                                         SMALL CAP              EQUITY 500 INDEX              INTERNATIONAL
                                                      VALUE PORTFOLIO               PORTFOLIO                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2001                                  SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold.....................................  2,311,347   $21,657,044    6,473,432   $ 53,994,815    2,153,391   $ 25,388,635
Shares redeemed.................................   (851,254)   (7,974,047)  (6,069,337)   (50,024,089)  (2,172,847)   (25,543,189)
Shares reinvested...............................     15,915       140,374      454,132      4,141,683      606,651      7,710,529
                                                  ---------   -----------   ----------   ------------   ----------   ------------
Net contributions/(withdrawals) from affiliated
 insurance companies............................  1,476,008   $13,823,371      858,227   $  8,112,409      587,195   $  7,555,975
                                                  =========   ===========   ==========   ============   ==========   ============

                                      MID CAP                                                               MONEY MARKET
                                  GROWTH PORTFOLIO         BALANCED PORTFOLIO         BOND PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2001              SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT         SHARES
------------------------------------------------------------------------------------------------------------------------
Shares sold.................    909,545   $ 17,656,995    856,833   $12,325,764   1,949,568   $20,896,035    194,933,924
Shares redeemed.............   (781,067)   (14,711,032)  (681,892)   (9,700,693)   (901,715)   (9,639,537)  (167,137,221)
Shares reinvested...........  1,208,000     23,700,961    407,005     6,178,326     236,343     2,443,787      4,865,114
                              ---------   ------------   --------   -----------   ---------   -----------   ------------
Net contributions from
 affiliated insurance
 companies..................  1,336,478   $ 26,646,924    581,946   $ 8,803,397   1,284,196   $13,700,285     32,661,817
                              =========   ============   ========   ===========   =========   ===========   ============

                            MONEY MARKET
                                PORTFOLIO
----------------------------  -------------
DECEMBER 31, 2001                AMOUNT
----------------------------  -------------
Shares sold.................  $ 194,933,924
Shares redeemed.............   (167,137,221)
Shares reinvested...........      4,865,114
                              -------------
Net contributions from
 affiliated insurance
 companies..................  $  32,661,817
                              =============

6. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly owned subsidiary of NLICA.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Market Street Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio and Money Market Portfolio (eleven series of Market Street Fund, hereafter referred to as the "Portfolios") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2003

--------------------------------------------------------------------------------
Market Street Fund

Shareholder Meetings (Unaudited)
December 31, 2002

--------------------------------------------------------------------------------

1. On February 28, 2002, a Special Meeting of the shareholders of the Market Street Fund (the "Fund") was held to consider various proposals. The actual vote tabulations for the various issues are as follows:

   ISSUE 1:

   To approve a new investment advisory agreement between the Fund and Market Street Investment Management Company in connection with all of the Market Street Fund Portfolios.

FUND                                                              FOR         AGAINST      ABSTAIN
----------------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio..............................   12,840,227      375,082       885,533
All Pro Large Cap Growth Portfolio..........................    3,964,384      110,525       215,643
All Pro Large Cap Value Portfolio...........................    3,732,073       14,653        59,259
All Pro Small Cap Growth Portfolio..........................    4,190,208       73,270       145,040
All Pro Small Cap Value Portfolio...........................    3,739,720       30,015        88,192
Equity 500 Index Portfolio..................................   37,110,861      677,629     2,095,505
International Portfolio.....................................    5,772,828       62,169       283,982
Mid Cap Growth Portfolio....................................    4,648,924       95,150       191,090
Balanced Portfolio..........................................    4,450,436       81,482       289,476
Bond Portfolio..............................................    4,492,074       41,092       289,864
Money Market Portfolio......................................  129,950,056    3,119,407     9,695,144

   ISSUE 2:

   To amend the fundamental investment restriction regarding borrowing for all of the Market Street Fund Portfolios.

FUND                                                              FOR         AGAINST      ABSTAIN
----------------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio..............................   12,354,594      799,941       946,308
All Pro Large Cap Growth Portfolio..........................    3,862,655      163,470       264,427
All Pro Large Cap Value Portfolio...........................    3,690,702       33,264        82,019
All Pro Small Cap Growth Portfolio..........................    4,036,615      200,014       171,888
All Pro Small Cap Value Portfolio...........................    3,639,414       99,959       118,554
Equity 500 Index Portfolio..................................   35,674,240    1,870,559     2,339,196
International Portfolio.....................................    5,613,490      199,540       305,949
Mid Cap Growth Portfolio....................................    4,450,975      256,135       228,054
Balanced Portfolio..........................................    4,376,476      129,551       315,367
Bond Portfolio..............................................    4,376,514      165,719       280,797
Money Market Portfolio......................................  122,487,750    9,471,004    10,805,853

--------------------------------------------------------------------------------
Market Street Fund

Shareholder Meetings (Unaudited) -- Continued
December 31, 2002

--------------------------------------------------------------------------------

   ISSUE 3:

   To amend the fundamental investment restriction regarding lending for all of the Market Street Fund Portfolios.

FUND                                                              FOR         AGAINST      ABSTAIN
----------------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio..............................   12,392,666      763,561       944,615
All Pro Large Cap Growth Portfolio..........................    3,859,394      176,385       254,773
All Pro Large Cap Value Portfolio...........................    3,684,232       33,340        88,413
All Pro Small Cap Growth Portfolio..........................    4,023,918      198,427       186,172
All Pro Small Cap Value Portfolio...........................    3,637,254       99,149       121,525
Equity 500 Index Portfolio..................................   35,590,483    1,922,010     2,371,502
International Portfolio.....................................    5,632,336      178,858       307,785
Mid Cap Growth Portfolio....................................    4,447,718      260,626       226,820
Balanced Portfolio..........................................    4,360,854      139,965       320,574
Bond Portfolio..............................................    4,340,534      168,661       313,835
Money Market Portfolio......................................  123,438,562    8,214,675    11,111,369

2. On February 21, 2003, a Special Meeting of the shareholders of the Market Street Fund (the "Fund") was held to consider various proposals. The actual vote tabulations for the various issues are as follows:

   ISSUE 1:

   To approve an Agreement and Plan of Reorganization pursuant to which each of the Fund's eleven portfolios (the "Market Street Portfolios") will transfer all of its assets to a corresponding series of Gartmore Variable Insurance Trust ("GVIT") in exchange for the assumption of certain stated liabilities and Class IV shares of such series, and then have the Market Street Portfolios distribute these Class IV shares to their shareholders in complete liquidation and dissolution. As a result, shareholders of each Market Street Portfolio will become holders of Class IV shares of a corresponding series in GVIT, and the owners of variable life insurance policies and variable annuity contracts ("contract owners") issued by Nationwide Life Insurance Company of America (formerly, "Provident Mutual Life Insurance Company") ("NLICA"), Nationwide Life and Annuity Company of America (formerly, "Providentmutual Life and Annuity Company of America"), and National Life Insurance Company of Vermont having contract values allocated to the Market Street Portfolios will have these contract values then allocated to the Class IV shares of the corresponding series in GVIT, as set forth immediately below.

--------------------------------------------------------------------------------
Market Street Fund

Shareholder Meetings (Unaudited) -- Continued
December 31, 2002

--------------------------------------------------------------------------------

  MARKET STREET PORTFOLIOS                GVIT ACQUIRING FUNDS
  ------------------------                --------------------
  All Pro Broad Equity Portfolio          Gartmore GVIT Total Return Fund
  All Pro Large Cap Growth Portfolio      Gartmore GVIT Growth Fund
  All Pro Large Cap Value Portfolio       Comstock GVIT Value Fund
  All Pro Small Cap Growth Portfolio      GVIT Small Company Fund
  All Pro Small Cap Value Portfolio       GVIT Small Cap Value Fund
  Equity 500 Index Portfolio              GVIT Equity 500 Index Fund
  International Portfolio                 Dreyfus GVIT International Value Fund
  Mid Cap Growth Portfolio                Strong GVIT Mid Cap Growth Fund
  Balanced Portfolio                      J.P. Morgan GVIT Balanced Fund
  Bond Portfolio                          Gartmore GVIT Government Bond Fund
  Money Market Portfolio                  Gartmore GVIT Money Market Fund

FUND                                                              FOR         AGAINST      ABSTAIN
----------------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio..............................   12,074,651      608,734     1,919,935
All Pro Large Cap Growth Portfolio..........................    3,843,201      214,425       345,525
All Pro Large Cap Value Portfolio...........................    4,028,090      253,613       311,059
All Pro Small Cap Growth Portfolio..........................    3,659,369      209,862       433,671
All Pro Small Cap Value Portfolio...........................    3,907,606      219,831       654,243
Equity 500 Index Portfolio..................................   31,768,389    2,017,341     4,097,231
International Portfolio.....................................    5,300,616      220,569       517,876
Mid Cap Growth Portfolio....................................    3,864,140      301,427       434,684
Balanced Portfolio..........................................    3,849,584      224,079       620,250
Bond Portfolio..............................................    5,001,354      195,611       701,829
Money Market Portfolio......................................  117,022,023    6,613,021    15,741,139

   ISSUE 2:

   To approve a new investment advisory agreement between the Fund and Gartmore Mutual Fund Capital Trust in connection with all of the Market Street Portfolios.

FUND                                                              FOR         AGAINST      ABSTAIN
----------------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio..............................   12,052,861      617,959     1,932,500
All Pro Large Cap Growth Portfolio..........................    3,842,705      214,782       345,663
All Pro Large Cap Value Portfolio...........................    4,049,193      233,191       310,379
All Pro Small Cap Growth Portfolio..........................    3,700,405      170,779       431,717
All Pro Small Cap Value Portfolio...........................    3,944,934      181,993       654,753
Equity 500 Index Portfolio..................................   31,792,418    2,048,720     4,041,823
International Portfolio.....................................    5,332,694      193,300       513,066
Mid Cap Growth Portfolio....................................    3,886,590      278,510       435,151
Balanced Portfolio..........................................    3,876,550      194,445       622,917
Bond Portfolio..............................................    4,981,359      215,605       701,829
Money Market Portfolio......................................  116,570,373    7,271,911    15,533,899

--------------------------------------------------------------------------------
Market Street Fund
Supplemental Information

Fund Management
(Unaudited)

--------------------------------------------------------------------------------

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 688-5177.


                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
        NAME, DOB,         TERM OF OFFICE                                            COMPLEX
 ADDRESS, AND POSITION(S)  AND LENGTH OF           PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER TRUSTEESHIPS/
        WITH TRUST          TIME SERVED              DURING PAST 5 YEARS            BY TRUSTEE  DIRECTORSHIPS HELD BY TRUSTEE
                                                    DISINTERESTED TRUSTEES
 DR. ALAN GART             Indefinite      1982-Present, President of Alan Gart,       11                  None
 Age 62                    Term            Inc.
 1000 Chesterbrook Blvd.   Trustee since   2000-Present, Professor of Finance at
 Berwyn, PA 19312          March 21, 1985  Indiana University of Pennsylvania
 Trustee                                   1992-2000, Professor, Nova Southeastern
                                           University
 DR. A. GILBERT HEEBNER    Indefinite      2000-Present, Professor Emeritus of         11                  None
 Age 75                    Term            Economics, Eastern College
 1000 Chesterbrook Blvd.   Trustee since   1987-1997, Distinguished Professor of
 Berwyn, PA 19312          May 12, 1989    Economics, Eastern College
 Trustee
 MR. LEO SLACK             Indefinite      Retired since 1996                          11                  None
 Age 68                    Term            1964-1996, Vice President, Combustion
 1000 Chesterbrook Blvd.   Trustee since   Engineers Corporation
 Berwyn, PA 19312          February 11,
 Trustee                   1998
                                                    INTERESTED TRUSTEES(1)
 MR. ROBERT W. KLOSS       Indefinite      1994-Present, President and Chief           11       NLICA (formerly, Provident
 Age 53                    Term Chairman   Executive Officer, NLICA (formerly,                  Mutual Life Insurance
 1000 Chesterbrook Blvd.   of the Board    Provident Mutual Life Insurance                      Company) Provident Mutual
 Berwyn, PA 19312          and Trustee     Company)                                             Holding Company
 Chairman of the Board     since April                                                          NLACA (formerly,
 and Trustee               22, 1998                                                             Providentmutual Life and
                                                                                                Annuity Company of America)
                                                                                                1717 Capital Management
                                                                                                Company
                                                                                                PM International Market
                                                                                                Street Investment Management
                                                                                                Company

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1.) Mr. Robert Kloss is deemed to be an "interested person " of the Trust within the meaning of Section 2(a) (19) of the 1940 Act by virtue of his position of President and CEO of Provident Mutual Life Insurance Company.

--------------------------------------------------------------------------------
Market Street Fund
Supplemental Information

Fund Management -- Continued
(Unaudited)

--------------------------------------------------------------------------------


                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
        NAME, DOB,         TERM OF OFFICE                                            COMPLEX
 ADDRESS, AND POSITION(S)  AND LENGTH OF           PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER TRUSTEESHIPS/
        WITH TRUST          TIME SERVED              DURING PAST 5 YEARS            BY TRUSTEE  DIRECTORSHIPS HELD BY TRUSTEE
                                               OFFICER(S) WHO ARE NOT TRUSTEES
 MR. JAMES BERNSTEIN       Secretary       1999-Present, Assistant General             N/A                 N/A
 Age 40                                    Counsel, NLICA (formerly, Provident
 1000 Chesterbrook Blvd.                   Mutual Life Insurance Company)
 Berwyn, PA 19312                          1996-1999, Partner, Jorden Burt
 MR. KEVIN S. CROSSETT     Assistant       2002-Present, Assistant Secretary,          N/A                 N/A
 Age 42                    Secretary       Gartmore Global Asset Management Trust
 One Nationwide Plaza                      2000-Present, Vice President and
 Columbus, OH 43215                        Associate General Counsel, Nationwide
                                           Insurance
                                           1999-Present, Vice President and
                                           Associate General Counsel, NorthPointe
                                           Capital
                                           1999-Present, Vice President and
                                           Associate General Counsel, Gartmore
                                           Mutual Fund Capital Trust and Gartmore
                                           SA Capital Trust
                                           1992-1999, Vice President, Senior
                                           Counsel and Director of Compliance,
                                           Merrill, Lynch, Pierce, Fenner and
                                           Smith Inc.
 MS. ELIZABETH A. DAVIN    Assistant       1999-Present, Assistant General             N/A                 N/A
 Age 38                    Secretary       Counsel, Gartmore Global Investments
 One Nationwide Plaza                      1994-1999, Counsel, Nationwide Mutual
 Columbus, OH 43215                        Insurance Company
 MR. ERIC E. MILLER        Assistant       2002-Present, Senior Vice President and     N/A                 N/A
 Age 49                    Secretary       Chief Counsel, Gartmore Global
 1200 River Rd.                            Investments
 Conshohocken, PA 19428                    2000-2002, Partner, Stradley, Ronon,
                                           Stevens & Young
                                           1990-2000, Senior Vice President,
                                           Delaware Investments
 MR. GERALD J. HOLLAND     President       2000-Present, Senior Vice President,        N/A                 N/A
 Age 51                                    Gartmore Global Investments
 1200 River Rd.                            1997-Present, Vice President, First
 Conshohocken, PA 19428                    Data Investor Services Group, Inc.
 MR. BRIAN J. O'NEILL      Treasurer       2002-Present, Financial Administration      N/A                 N/A
 Age 34                                    Specialist, Gartmore Global Investments
 1200 River Rd.                            1998-2002, Financial Administration
 Conshohocken, PA 19428                    Manager, PFPC, Inc.
                                           1990-1998, Financial Administration
                                           Manager, First Data Investor Services
                                           Group, Inc.
 MR. WILLIAM J. BALTRUS    Assistant       2000-Present, Director, Gartmore Global     N/A                 N/A
 Age 35                    Treasurer       Investments
 1200 River Rd.                            1998-2000, Director of Client Services,
 Conshohocken, PA 19428                    First Data Investor Services Group
                                           1993-1998, Director of Corporate
                                           Compliance, FPS Services, Inc.
 MR. BRYAN C. HAFT         Assistant       1992-Present, Mutual Fund                   N/A                 N/A
 Age 37                    Treasurer       Administration, Accounting and Transfer
 3435 Stelzer Rd.                          Agent Services, BISYS Fund Services
 Columbus, OH 43219

[NATIONWIDE PROVIDENT LOGO]
P.O. Box 15750
Wilmington, DE 19850-5750
                                                             [BULK RATE PP LOGO]

Form 16169 12.02
02/03